Prospectus Supplement (Sales Report) No. 9 dated September 28, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 516360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
516360	$9,250	$9,250	17.19%	1.00%	September 22, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 516360. Member loan 516360 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	united oil products	Debt-to-income ratio:	22.01%
Length of employment:	< 1 year	Location:	MOKENA, IL

Home town:
Current & past employers:	united oil products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I am a college grad with a BS in Chemistry. It took eight long months to find a job in my field. I would like to consolidate bills and do some home repairs

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,508.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at united oil products and where did you work prior to that?	I am a research and development chemist. I was a full time student before this.
Help with what? Description please.	I have numerous bills to pay. Some home improvement before winter sets in and medical bills to pay. My insurance at work is a substandard policy and I had an accident on a horse and broke my scapula.
Please itemize exactly how you will use this loan. e.g. how much for medical bills? how much for "home improvement" and what will those home improvements be? Are the medical issues completely resolved except for paying back already incurred financial expenses?	The medical bills are approx 4,000.00. The home improvement will take up the remained. There is a leak in the roof that needs fixing and the fence posts need to be replaced around the pastures.

Member Payment Dependent Notes Series 538664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
538664	$25,000	$18,450	17.56%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 538664. Member loan 538664 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ceco Concrete Construction	Debt-to-income ratio:	20.70%
Length of employment:	10+ years	Location:	PLAINFIELD, IL

Home town:
Current & past employers:	Ceco Concrete Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,236.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Ceco Concrete? (2) Transunion Credit Report shows $49,236 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1) Currently I'm Assistant District Manage for Ceco's Chicago Operations. I manage the areas estimating and project management functions. 2) The revolving credit balance is not HELOC. Total credit card payments equals $800 per month 3) I'd like to payoff the Lending Club loan early as possible but realistically it will take me 4 - 5 years.
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	US Bank - $19,000 Capital One - $22,000 I'll pay off one of the other of these debts with this lona.
Thank you for your answer. What are the interest rates on your credit cards? which ones will you pay off.	Cards are 20% plus. I will pay off the Capitol One cards.
Loan listed 5 days; 08 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I've emailed them. I will also call tomorrow.
How did you accrue so much debt on your credit cards and what steps will you be taking to prevent a recurrence?	Wanting more then we could afford and placing too much stock in future anticpated earnings/bonuses, etc. We are in a hole and need to be serious about working our way out. Lowering interest rates and consolidation loans help so that the money spent on debt payments actually goes to paying down the debt.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Mortgage - $1,925 Car - $290 (just refinanced to save a few additional dollars to add to the paying of credit cards.) Utilities - $300 (phone,gas, electric) Insurance - $140 Food - $800 Gas - $200 no childcare, $20 for gym My wife has a personal training business but we are trying to let her re-invest the dollars above her costs. But she is able to pay for our family entertainment, additional kids activities, etc.

Member Payment Dependent Notes Series 554910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
554910	$6,000	$6,000	7.88%	1.00%	September 24, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 554910. Member loan 554910 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.50%
Length of employment:	n/a	Location:	Albany, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Just trying to keep Chase from getting any richer!

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,733.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 557584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557584	$8,800	$8,800	7.51%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557584. Member loan 557584 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Webcom Communications	Debt-to-income ratio:	10.51%
Length of employment:	7 years	Location:	Parker, CO

Home town:
Current & past employers:	Webcom Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > This is a loan used for debt consolidation to pay off medical bills from the birth of my son. i have been at my current job for 7.5 years am it is a stable upper management position.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,699.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
" upper management position" and you had no insurance?	Yes, I have insurance but it did not cover everything or NICU expenses.

Member Payment Dependent Notes Series 562575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562575	$12,000	$12,000	11.12%	1.00%	September 22, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562575. Member loan 562575 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,747 / month
Current employer:	Mckesson Pharmacy Systems	Debt-to-income ratio:	5.02%
Length of employment:	1 year	Location:	Livonia, MI

Home town:
Current & past employers:	Mckesson Pharmacy Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Using the loan to pay off all credit cards and medical bills. I wanted to have it all on one payment and planned out when it would be paid off.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,332.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Multiple Credit card debts 1,200/29.99 1,900/24.24 1,300/11.99 1,400/15.24 900/22.25 770/26.99 Also paying money back that was borrowed from a family member for medical reasons. All of the debt will be paid off with this loan.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	The debt is from medical bills during an accident and from repair I had to make to my home. The credit card balances and rates are in a previously answered question that you can view. The mortgage is 837.00 a month at 5.50 fixed. I'm the only income in my house. My work history is very good and haven't been without a job since the beginning years of college.

Member Payment Dependent Notes Series 565494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565494	$1,750	$1,750	7.51%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565494. Member loan 565494 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$766 / month
Current employer:	n/a	Debt-to-income ratio:	20.76%
Length of employment:	n/a	Location:	St. Clair Shores, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,117.00	Public Records On File:	1
Revolving Line Utilization:	40.00%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 569262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569262	$22,000	$15,300	16.82%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569262. Member loan 569262 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Fulton County Hospital	Debt-to-income ratio:	18.04%
Length of employment:	< 1 year	Location:	Salem, AR

Home town:
Current & past employers:	Fulton County Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,170.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Fulton County Hospital? (2) Transunion Credit Report shows $52,170 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	I am a Physician. I am paying approximately $2,000 per month for all credit card/other debts. I am hoping to pay off the new loan in 3-4 years.
Your Small Business category loan is 1 of 250 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA Tuesday 09.07.2010	This is going to be a personal loan to help with some family contingencies. I do not have specific business details.
Doctor, Received reply, Thanks. You need to contact Lending Club Home Office Member Support Department; ask them to change Loan Category from Business to more appropriate Loan Category, i.e., Debt Consolidation. As mentioned first email Business Category loans are absolute hardest to fund. But Debt Consolidation loan for full-time employed Physican is much easier to 100 pct fund. Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7 and acted upon usually within 24-hours. Answering machine and Fax Machine available 24/7. Another $ reason to recatogorize loan correctly is that in addition to Lending Club Management's usual 4.5 pct loan origination fee, Business Loans charge extra 1.5 pct loan origination fee for income related paperwork involved in verififying busines owners or self-employed borrowers incomes. Choice is your to make. Lender 505570 USMC-RETIRED Wednesday 09.08.2010	Thank you for the input. I will do the needful.

Member Payment Dependent Notes Series 570899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570899	$9,600	$9,600	10.75%	1.00%	September 28, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570899. Member loan 570899 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Prospect Mortgage, LLC	Debt-to-income ratio:	10.06%
Length of employment:	5 years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	Prospect Mortgage, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > funds will be used for debt consolidation

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$7,312.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Will you be getting your income verified for Lending Club investors?	Yes.
Are you a commissioned based loan officer?	No.
I am interested in funding your loan. Can you share what you plan to use the loan for?	Debt consolidation

Member Payment Dependent Notes Series 571552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571552	$9,975	$9,975	11.49%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571552. Member loan 571552 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,814 / month
Current employer:	Whittlesey & Hadley	Debt-to-income ratio:	17.76%
Length of employment:	3 years	Location:	Enfield, CT

Home town:
Current & past employers:	Whittlesey & Hadley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Loan will be used to pay off a high interest rate credit card. My credit is excellent and have never been on late on a payment. My job as an accountant is secure and I was recently promoted. I am very confident in my ability to service this debt.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,293.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	I accrued the majority of this debt while in college before fully understanding the implications of compounding interest and the resulting difficulty in paying off a credit card. Since my graduation in '07, my financial goals have changed to focus more on my future rather than what I want now. My spending has changed durastically and I live a very modest life. The goal of this loan is help me towards becoming bad debt free (i.e. credit cards) so I can put my money towards income producing assets.

Member Payment Dependent Notes Series 572867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572867	$24,000	$24,000	10.38%	1.00%	September 24, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572867. Member loan 572867 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	The Buckingham Research Group	Debt-to-income ratio:	10.93%
Length of employment:	10+ years	Location:	MONTGOMERY, NY

Home town:
Current & past employers:	The Buckingham Research Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > What is the monthly payment?

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	34
Revolving Credit Balance:	$27,478.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is The Buckingham Research Group and what do you do there?	Buckingham Research is a research company and trading for stocks. I work with the traders and process the daily trades, solve trade problems, and calculate the daily commission. I've worked for this company for 17 years.
FYI only: Your loan listing indicates Monthly Payment $778.70 / month.	ok thanks
can you explain the delinquency in your credit report 34 months ago?	Truthfully, I didn't know I had a delinquency in my credit report. The last time I checked my credit report a year ago I had a score of 756. Maybe I payed a bill late or missed placed a bill and paid it within 60 days. Thats all I can remember.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	3- Not the sole wage earner my husband lives with me he makes 80,000 a year. 1- Mort-$1807, car $300, Utilities $200. phone/internet $100. Food $800 Guitar lessons $100 gym $80 Heat-oil delivery once a year $250. I have to get back to you with question 2 I don't have my bills at work.

Member Payment Dependent Notes Series 572870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572870	$16,750	$16,750	7.88%	1.00%	September 28, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572870. Member loan 572870 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,779 / month
Current employer:	El Paso Electric Company	Debt-to-income ratio:	20.70%
Length of employment:	10+ years	Location:	El Paso, TX

Home town:
Current & past employers:	El Paso Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,352.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at El Paso Electric Company?	I am a Geographic Information System (GIS) Specialist. I map Overhead and Underground Electric Facilities onto this ArcMap System. I have been employed by El Paso Electric Company for over 19 years. I plan to work for this company until my eligibility for retirement.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Initially, I applied for loan of $22,000, but was offered an amount of $16,750. I wanted to pay-off the balance of my 401-loan which has a balance of $21,500 and still have three years to pay. Currently, $299 is deducted from my paycheck bi-weekly and am meeting my financial obligations, but with very little spending money. I have decided to accept this loan offer to pay-off current Bank of America loan of $14,000 (12.24% APR) and pay down my Sears Platinum MasterCard (25.99% APR) with the remaining money. Thank you.
why did you have to get a 401-loan?	I obtained the 401-Loan to purchase a new Harley-Davidson motorcycle and invest $10,000 in a Certificate of Deposit, but in March of 2009, I purchased a brand new house (not as an investment) and have to cash in the CD to make down payment on the house. I got the 401-Loan for a maximum term of 5 years and I have paid off 2 years. Thank you.
Why don't you pay off the higher interest Sears loan first? Then apply the rest to the BofA account to start working that down faster. Just a suggestion.	The main reason I decide to pay-off the B of A loan is because I need to send montly payment of nearly $500. If I pay-off that loan of $14,000 and with the remainder to pay down Sears credit card with this loan at a lower interest rate, then I think I'm in a win-win situation. As I had mention in an earlier answer, I'd reqested a loan amount of $22,000 to pay-off my 401-loan, but was offered the loan amount of $16,750. I'd explored other opions, but to no avail. Thank you.

Member Payment Dependent Notes Series 573944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573944	$20,000	$20,000	7.88%	1.00%	September 22, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573944. Member loan 573944 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hearst Corporation	Debt-to-income ratio:	13.50%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	Hearst Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,327.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574191

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574191	$16,000	$16,000	11.12%	1.00%	September 24, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574191. Member loan 574191 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Comcast Corp	Debt-to-income ratio:	10.88%
Length of employment:	< 1 year	Location:	Wilmington, DE

Home town:
Current & past employers:	Comcast Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,139.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Comcast Corp and where did you work before that?	I am an HR representative at Comcast. Before Comcast, I worked as an HR representative for the State of Delaware.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	Sole wage earner Debt accrued - 1 credit card (18.24% and 1 car loan 5.99%) - this is the debt that I want to consolidate; like many others credit debt was accrued over time Work history: Contractor - HR representative (2000 - 2003) State of Delaware - HR representative (2003 - 2010) Comcast Corp - HR Representative (2010 - present)

Member Payment Dependent Notes Series 574817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574817	$25,000	$25,000	13.98%	1.00%	September 24, 2010	September 26, 2015	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574817. Member loan 574817 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	11.16%
Length of employment:	10+ years	Location:	Herndon, VA

Home town:
Current & past employers:	Ernst & Young
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,409.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer E and Y? (2) Transunion Credit Report shows $25,409 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I have been with Ernst & Young for almost 13 years. I am currently a Sr. Manager specializing in consulting in tax and employee benefit matters. I do not have a home equity loan. My current monthly payment for the revolving credit and credit cards in approximately $900 to $1000 (the actual minimum payments are lower, approximately 650 to 700). I would like to pay the loan off in 4 years.
What are the interest rates of the debts you are consolidating?	Thank you for the question. They have a blended rate of approximately 24%. Thus, by consolidating with a lending club loan I will significantly reduce the interest paid and my monthly payment.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Thank you for your question. 1. Mortgage $4039, car (incl. insurance, gas, tax, etc.) $1400, insurance (health and life) $350, Phone/Cable/Internet $350, Utilities (gas/Electric/garbage/water) $160 (spring/fall) to $410 (summer/winter); gym $50; no childcare cost; Cellphone (after employer reimbursement) $75. Revolving credit (what I actually pay above the minimums) $900 to $1000 (this includes amounts to be consolidated to the via lending club loan). 2. I am the sole wage earner

Member Payment Dependent Notes Series 575335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575335	$16,000	$16,000	11.86%	1.00%	September 22, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575335. Member loan 575335 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	rent a center	Debt-to-income ratio:	24.52%
Length of employment:	8 years	Location:	averill park, NY

Home town:
Current & past employers:	rent a center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	50
Revolving Credit Balance:	$15,947.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Reant-A-Center? (2) Transunion Credit Report shows $15,947 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	i manage the store
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	most of my debt is due to home improvements. My original plan was to take out a home equity loan to cover the debt in a secure way. I refinanced and was told my home was worth 178,000. Since then i finished the basement as well and no the appraiser said its only worth 161000. 12,000 of the debt is in vinyl siding.
what are the interest rates of the debts you are consolidating with this loan?	credit card rates are 14.99
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Most of my debt is due to home improvements. I do not wish to list all my expenses though. Im sorry i did not think this would be so personal.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	Home improvements is how most of the debt was attained. i do not wish to list all my expenses though im sorry. i guess i didn't realize this would be so personal.
Member_740020, Ok. You have every right to disclose what you feel comfortable w/. Likewise, lenders need to see data to make a proper decision. W/o it, we'll move on to the next loan. Good luck.	thanks for looking though
Member_740020, you do realize these are "real people" lending you their hard earned money directly, correct? We are not a bank who can take a loss, so we ask questions so that we can evaluate our risk. Maybe you should have checked out some of the other profiles before applying for a loan so that you would know what to expect. Perhaps a bank would be the place for you to obtain your loan, they are very impersonal. Good luck to you.	Umm no i actually had no idea what this was. I figured it out as i went. But thanks for the extremely personal advice. Its not as if i intend to to take this money and run. if you are uncomfortable than look at someone else's case . Thanks

Member Payment Dependent Notes Series 575667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575667	$7,200	$7,200	18.67%	1.00%	September 28, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575667. Member loan 575667 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,250 / month
Current employer:	NISCAYAH	Debt-to-income ratio:	17.87%
Length of employment:	5 years	Location:	Clayton, CA

Home town:
Current & past employers:	NISCAYAH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Good day Investors, in the last 12 months there have been 2 deaths in the family for which I have had to spend extra income on medical expenses. this loan is to re-instate a home mortgage and remove it from forclosure status. I have a good paying job.. of which I have received a recent promotion, in fact, I am paying dutifully on a $5000 lending club loan. I just need this additional loan to help put my finances on an even keel... Thank you so much for your cosideration and help!! Borrower added on 09/20/10 > Good day investors, My annual income is 98,000/year Monthly take home pay is 5900/mo My monthly expenses are approx. 2600-3000/mo I have been employed with NISCAYAH INC. as a systems engineer for nearly 5 years and am in a very stable industry (electronic surveillance integration) Borrower added on 09/22/10 > Good day Investors, Even though I applied for a 5 year loan, my plan is to pay back the loan within 3 years...

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,329.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is NISCAYAH and what do you do there?	Hi CriticalMiss, NISCAYAH is a security intergration company that specializes in access control solutions (Biometeric, card access, analog and ip video surveillance) my functions as a Systems Engineer is to consult, design and assist in the deployment of our client's security needs.
Is it your mortgage that is in foreclosure status or a family members?	Good day, I have sent the required documents as of yesterday and verified that Lendingclub had received them. Thanks for your consideration!
Please answer the above listed question -- is a mortgage in your name in foreclosure or a family members?	Good day Investors, The mortgage loan is in my name, It was in my former wife's name before she passed away recently. Thank you for your consideration

Member Payment Dependent Notes Series 575753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575753	$25,000	$15,400	13.98%	1.00%	September 23, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575753. Member loan 575753 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,648 / month
Current employer:	U.S. Department of Education	Debt-to-income ratio:	24.81%
Length of employment:	< 1 year	Location:	UPPER MARLBORO, MD

Home town:
Current & past employers:	U.S. Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > This loan is to pay off a substantial portion of my credit vard debt which is now charging me 18.99% annual. I have just paid off my car, which allows me to pay $355 more per month on my credit card debt.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	7
Revolving Credit Balance:	$69,139.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquency 07 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	I am not sure what that reflects. And I do not think it's accurate. I have requested my credit report.
My questions are: (1) Answer earlier email SUBJECT: 1 payment delinquency 7-months ago? (2) What is current position (Job/What you do) for employer U S Dept of Education? (3) Transunion Credit Report shows $69,139 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) (5) Provide THREE years work, or school, history PRIOR to U S Dept of Education? Thanks for answers. Lender 505570 USMC-RETIRED	2 - Attorney 3 - Paying over 1500/month; the loan will reduce this by about $150, which I can use to pay off smaller balances, before addressing this loan 4 - 4 5 - Have been a practing attorney for seven years
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	Practiging attorney for seven years, in public service for about 4
What are the interest rates of the loans you are consolidating?	18.99%
Attorney, Loan application shows Income Verification completed (check-marked); but Credit Review Status shows "In Review". Credit Review process ONE-HALF way completed. Credit Review Status needs to be completed, upgraded to "Approved" for promissory note to be issued later and, after loan funds, net $ deposited into your bank account. Follow-up with Home Office Credit Reviewers (support@lendingclub.com 866-754-4094). Member Support Department open Mon-Fri 8 AM-5 PM; closed Sat/Sun, CA/US Holidays for live telephone calls; answering/fax machine available 24/7. Emails answered 24/7. After Credit Status is "Approved" loan will attract more lenders and their committed funding $ will increase. This is primary reason why loan is STUCK at only 5 pct funding after listed for 5 full days. Lender 505570 USMC-RETIRED Virginia Beach, VA	Thank you very much for the information. I believe I have verified everything during a phone call earlier this week. Please let me know if the status has not changed.
Investor 505570 asked if part of your # Revolving Credit Balance=$69,139.00debt was from a HELOC, or is it all credit card debt?	Some of the credit card debt (40%) is from home improvements and car repairs. It does include a credit line used for home improvements.

Member Payment Dependent Notes Series 575902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575902	$25,000	$20,850	15.58%	1.00%	September 23, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575902. Member loan 575902 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Jacobs Technology	Debt-to-income ratio:	0.60%
Length of employment:	10+ years	Location:	boron, CA

Home town:
Current & past employers:	Jacobs Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > This will be a short term loan to be paid in twelve months or less. This veterinarian practice is a new venture between and a veterinarian friend and me. We own ninty five percent of the equipment needed to open our practice. This loan will purchase our software,drugs,permits and etc. To save money the vet and I are doing all the construction/remodeling work ourselves. Our goal is to open by the first week of November. According to my vet/friend he was earning between $50/60K a month in income from surgery charges and office visits where he was previously employed. This monthly total does not include the income we will generate from the Saturday shot clinics or the merchandise we will have available for our clients. We have no way to predict sales from our merchandise but the shot clinics will earn an additional $3,500/$5,000 weekly. With our staffs/vet's experience and client's list we already have a substantial client base for us to provide quality care for all animals and comfort/education for our clients. To successfully accomplish this we will be extending our evening hours to 7:00 and 8:00 PM to make life a little easiser for our working clients . Thanks Borrower added on 09/16/10 > We finished the parking lot, the plumbing is complete and the electrical will be completed tomorrow. Next is inspection, sheetrock, paint, and eqipment installation. With this funding we are going to be able to reach our goal of opening by the first week of November. Thanks

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	1.88%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Jacobs Technology?	Type your answer here I am a lead technician with thirty five years of experience as an electrician. Thanks D Skipworth
No answer = no funding	Type your answer here. This will be a short term loan to be paid in twelve months or less. This veterinarian practice is a new venture between and a veterinarian friend and me. We own ninty five percent of the equipment needed to open our practice. This loan will purchase our software,drugs,permits and etc. To save money the vet and I are doing all the construction/remodeling work ourselves. Our goal is to open by the first week of November. According to my vet/friend he was earning between $50/60K a month in income from surgery charges and office visits where he was previously employed. This monthly total does not include the income we will generate from the Saturday shot clinics or the merchandise we will have available for our clients. We have no way to predict sales from our merchandise but the shot clinics will earn an additional $3,500/$5,000 weekly. With our staffs/vet's experience and client's list we already have a substantial client base for us to provide quality care for all animals and comfort/education for our clients. To successfully accomplish this we will be extending our evening hours to 7:00 and 8:00 PM to make life a little easiser for our working clients . Thanks
You did not provide a description for the loan. "Business" is too broad of an umbrella to communicate what you're going to use the loan for. What kind of business ? Is it a new venture or a pre-existing business that you're looking to expand on? If pre-existing, how much do you currently earn a month from it? There is also the question of how long you expect to hold the loan? For the whole 5 years or will you pay it off sooner? I'm very interested in investing in you because your profile and credit history are very appealing. I look forward to your answers.	Type your answer here. This will be a short term loan to be paid in twelve months or less. This veterinarian practice is a new venture between and a veterinarian friend and me. We own ninty five percent of the equipment needed to open our practice. This loan will purchase our software,drugs,permits and etc. To save money the vet and I are doing all the construction/remodeling work ourselves. Our goal is to open by the first week of November. According to my vet/friend he was earning between $50/60K a month in income from surgery charges and office visits where he was previously employed. This monthly total does not include the income we will generate from the Saturday shot clinics or the merchandise we will have available for our clients. We have no way to predict sales from our merchandise but the shot clinics will earn an additional $3,500/$5,000 weekly. With our staffs/vet's experience and client's list we already have a substantial client base for us to provide quality care for all animals and comfort/education for our clients. To successfully accomplish this we will be extending our evening hours to 7:00 and 8:00 PM to make life a little easiser for our working clients . Thanks
If the venture does not perform to your expectations will you still be able to pay the lenders?	Type your answer here I will be able to repay this loan with an annuity I have maturing in six months. I have kept my borrowing to a minimum to protect myself, the practice and all lenders. Thanks
Hi. I don't usually go for small business loans, but yours has me interested. Please answer the following questions, and I will consider seriously investing in your venture: 1. You are taking out this loan in your name, I expect - and against your credit; if you have a falling-out with your vet friend, whatever the reason, are you prepared to repay this loan in full? What is your plan should you need to take on full responsibility for the payment? 2. Could you give us a rough idea what the major line items will cost, for which you are taking out this loan? For instance, you mention software, drugs, and permits; what would be the rough costs of these? 3. What/how much are you investing from your own pockets into this venture? 4. As this is going against your credit, and possibly may need to be payed with your income, what are your typical monthly expenses? (car, rent/mortgage, phone, food, etc). Thanks for your time! I look forward to your answers!	Type your answer here. I have invested $75K in this before asking for outside help. If this totally fails I still will be able to repay this loan and all lenders with no problem. I will have access to an annuity with a net surrender value of $78,000 to guarante this loan should I need to use it. Other than a $1098.75 mortgage, one bank loan for $356.00 we have no other major costs. I have been at my job for eighteen years.Our combined income is $105,000 yearly. The practice software is $7,100, drugs $3,500, permits $2,100 and cages $15,000. I have $10,000 available in our setup fund. Should my vet friend and I have a falling out I will hire another vet to run the clinic. There are new vets graduating on a regular basis who would be interested in buying an existing practice. I would have never risked my wife's and mine entire retirement if there was any chance of us not being able work together to accomplish our goal of having opening this practice. Thanks
Thank you for your answers! I will be investing in this listing. Best of fortune in your new venture!	Type your answer here. Thank You

Member Payment Dependent Notes Series 576022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576022	$10,000	$10,000	11.86%	1.00%	September 27, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576022. Member loan 576022 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,037 / month
Current employer:	Everglades National Park	Debt-to-income ratio:	10.90%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Everglades National Park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I have APR's on 3 different credit cards ranging from 18% to 29.99%. I've made monthly payments to these credit cards on time but I just can't stand paying all that interest anymore. I hope to have my loan funded so I can eliminate this nagging debt.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$7,963.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Everglades National Park?	Quite a number of things, although my title is Park Ranger. At times I may lead a tour through the park while other times I may be working on some projects in the office.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All three are credit card debts Bank of America $1,449.07 26.24% will be paid off Chase $3,403.29 14.24% will be paid off Chase $2,812.15 29.24% will be paid off HSBC $ 314.46 24.24% will be paid off
Do you do have canoe or tram tours?	Yes, we do.
My questions: (1) Transunion Credit Report shows $7,963 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My monthly payments total about $200 a month on my credit cards. I intend on paying off this loan much sooner than the 5 years. I intend to pay it off in 3 years or sooner if I get a promotion within that time frame.
What is the balance of your mortgage, 2nd and HELOC? What is the market value of your house? What is your monthly budget, please itemize? What are you doing to change your spending habits so the debt does not build up again? Why should LC lenders give you the money on an unsecured loan and what is your back up plan to pay us off if you lose your job?	Allow me to preface my following statements with this: I am a 27 year old homeowner. I purchased my home at 26 years old and was able to save enough money to purchase the home I am living in. I have maintained a credit score that allowed me to qualify for the mortgage loan used to purchase said home. These were all steps to start a new beginning in my life, to become a fiscally responsible home owner. The next step in that is to consolidate the debt I have that started years ago, when I was younger and not-so-fiscally-responsible. I cannot express how grateful I am for those that have funded my loan request and to those that are considering it. My original mortgage payments when I first moved into my home in July of 09 was $640 a month. When the new year of property taxes came (for 2010) my property tax went up b/c I did not file for a Homestead exception, which reduce your property tax. On top of that, since I moved in mid-year I had to pay back property taxes for 2009. Since Jan of 2010 my mortgage payment went to $1140 because of both those factors. I've manage to make it through the year with this current payment (which basically doubled my original payment). I've since applied the Homestead Exception to my home and have already received my property tax information for 2011. My mortgage WILL go back down significantly in January. The balance of my mortgage is currently $ 62,000 It is the first home I own and I'm not sure what HELOC is. The current value of my home is $68,000. My monthly expenses: budget (currently) is $1140 mortgage payment, which includes insurance, etc. (will drop in Jan 2011) Car insurance $100 Cable, internet $100 CreditCard Payments: $200 Electric Payment (currently): $170 -/+ As to what I will be doing to change my spending habits so debt does not build up again? I will have more money each month starting Jan 2011 (3 months from now) when my mortgage payments are adjusted. I will go back to what worked previously. I was able to save up a considerable amount of money, and maintain a good credit score to qualify for a mortgage loan to purchase the home I'm currently living in.
What is your job security like?	I work for the department of interior, federal government. I think my job is relatively secure compared to most jobs out there.

Member Payment Dependent Notes Series 576451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576451	$9,175	$9,175	10.75%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576451. Member loan 576451 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,370 / month
Current employer:	Sloan Ranch	Debt-to-income ratio:	21.70%
Length of employment:	10+ years	Location:	Durham, CA

Home town:
Current & past employers:	Sloan Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,697.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. 1. I own 2 homes. the first home is paid off- free and clear, and is rentred. I live in the second home with a small morgage, $668.99 per month payments. 2. The homes titles are in my name and my wife's name. 3. No 2nd loans. 4. I do not wish to put the value in this forum. 5. I have lived in our current home for 13+ years.
Please tell me about the pickup and also include some detail about what constitutes your present revolving credit balance of $42K . Thanks.	Type your answer here. The pickup is a : 2002 Chevy 2500 Crewcab, Turbo Diesel, 4x4. Silver in color, great condition with brand new tires. Credit balance: I and a Farmer. I used the credit card checks to purchase, 2 pieces of farm equipment. The interest rates are; 1.99% and 2.99% fixed until the balances are paid off. A farm credit bank loan, for the same equipment is; 14% for 5 years or less.
What do you do at Sloan Ranch?	Type your answer here. Sloan Ranch is a Almond and Walnut Ranch I have been farming for 34 years.

Member Payment Dependent Notes Series 577086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577086	$6,250	$6,250	14.84%	1.00%	September 22, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577086. Member loan 577086 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,720 / month
Current employer:	bank of hawaii	Debt-to-income ratio:	19.24%
Length of employment:	< 1 year	Location:	EWA BEACH, HI

Home town:
Current & past employers:	bank of hawaii
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > i work 5 days a week 7:30am-5:00pm very stable i live with my parents i pay no rent, all i pay for is my cell phone,car and insurance. im never late on payments very responsible i dont drink nor do i smoke im a simple single girl who enjoy's movies,dinners and korean drama's the reason for this loan is that i have a brother who had kid's at a very young age (17) and with his situation he can't afford alot of thing's for him self so i wanna take him on a winter trip because he's never seen snow since we live in hawaii.. thank you for your time and help .... ruby

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,591.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the bank of hawaii, and where did you work prior to that?	i work as a teller but i count foreign money.. before that i worked at macy's

Member Payment Dependent Notes Series 577166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577166	$7,500	$7,500	13.61%	1.00%	September 23, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577166. Member loan 577166 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	GSI	Debt-to-income ratio:	7.77%
Length of employment:	< 1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	GSI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	36
Revolving Credit Balance:	$16,375.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at GSI and where did you work before that?	Communications Coordinator. I was an Account Executive for an Ad agency before

Member Payment Dependent Notes Series 577310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577310	$12,250	$12,250	13.98%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577310. Member loan 577310 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,560 / month
Current employer:	Pasco Fire and Safety	Debt-to-income ratio:	5.31%
Length of employment:	2 years	Location:	New Port Richey, FL

Home town:
Current & past employers:	Pasco Fire and Safety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > My wife and I are buying the clients, equipment, and trailer from my current boss. He is wanting to do more Fire system maintenance and the hood cleaning, which I will be taking over, is simply taking up too much time. The money is steady because it is necessary to have hoods cleaned to pass the fire inspection for all businesses. I am currently cleaning the hoods with him now and have been since I've been employed so I know all of the clients and they know me. My boss just doesn't want to focus so much on hood cleaning anymore, but other things within his company.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,399.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Pasco Fire and Safety?	The company I work for handles anything to do with making sure businesses are in compliance with the state fire code. Anything from supplying fire extinguishers to installing fire suppression systems. I am state certified to install and service fire suppression systems for commercial kitchens in resturants, nursing homes, hospitals etc. I am also state certified to install, service and repair fire extinguishers. My job title is "Fire and Safety Technician."
My questions: (1) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answer. Lender 505570 USMC-RETIRED	Most likely 4-5 years.
How much do you know about running a business yourself? Will you have to hire employees? How have you calculated the worth of the portion of the business you'll be buying from the current owner?	My wife and I will be doing this together. We will not hire any other employees as of right now. This is our first time owning a business, but we have a lot of help from other business owners and the current owners are going to help us get started. The worth of the portion of the business I'm buying is approximately $50,000. I'm buying all equipment and clients, basically just taking over that portion of the business. The current owner is selling it to me because I've worked with him for about 3 years and have been trusted and loyal to him and the company.

Member Payment Dependent Notes Series 577327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577327	$10,000	$10,000	11.49%	1.00%	September 22, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577327. Member loan 577327 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Hamilton and Company	Debt-to-income ratio:	22.06%
Length of employment:	8 years	Location:	Ewing, NJ

Home town:
Current & past employers:	Hamilton and Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Looking to pay off a credit card with a rediculous rate. I also make $500 extra a month in rental income.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	21
Revolving Credit Balance:	$14,144.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquency 21 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	Store card I never really used, but needed to for an extra discount. The address they had on file for billing wasn't updated. Once I received the statement the balance was paid in full.

Member Payment Dependent Notes Series 577350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577350	$20,000	$16,850	13.61%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577350. Member loan 577350 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	3M Company	Debt-to-income ratio:	9.89%
Length of employment:	3 years	Location:	Austell, GA

Home town:
Current & past employers:	3M Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > pay off and close credit cards Borrower added on 09/09/10 > pay off and close three credit cards Borrower added on 09/13/10 > I would like to have this loan to pay off my credit cards. The payment each month on this loan would less than what I am paying to the credit card companies and it would help me out financially each month. With out this loan I know that I would still be paying on the credit card balances even when ever I get ready to retire.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$13,541.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are the interest rates of the debts you are consolidating with this loan?	Type your answer here.23.990%, 15.90%, and 18.24%
Hi, Couple of questions :1.) Please list all your households' expenses, net househld income and any other debts like tax leins, child-care expenses, alimony etc. ? 2.) Please list all your debts, APRs, outstanding balances ?	Type your answer here. The debts are: Home loan $918.56 a month, 3 credit cards at 15.90% $10,722.85, 18.24% $2091.87 and 23.990% $8302.22. there are no leins or car payments, no child care expenses or alimony. My net pay every two weeks depends on how many hours I work. My last check was a net of $1177.37. My gross income a year is 42,000.00. Household expenses are water at 45.00 a month, electric at 183.00 a month and phone at 35.00 a month and groceries and car insurance $257.47 a month and life insurance $88.00 a month.
My questions: (1) What is current position (Job/What you do) for employer 3M? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. My position is Human Resources Coordinator. 5 years, hopefully if I can less
Credit Report shows a delinquency 12 months ago, what was it for? Thanks	Type your answer here.We refinanced the house last year and when we paid off the old loan they had not showed it as being paid off,so it looked active.It looked like we had two house notes.They straightend it out.
Please explain the delinquency your credit report shows from 12 months ago.	Type your answer here.A mortage we had refinanced was shown as still open,and the problem was resolved.

Member Payment Dependent Notes Series 577436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577436	$16,000	$16,000	15.95%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577436. Member loan 577436 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Herhseys	Debt-to-income ratio:	14.64%
Length of employment:	4 years	Location:	Damascus, OR

Home town:
Current & past employers:	Herhseys
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to use this loan to remodel our kitchen by adding additional cabinets and an island. In addition, we are planning on adding hardwood floors throughout the main floor along with some smaller misc improvements. I am a great borrower because I have been with the same 100+ year old growing company for over 4 years and I was just recently promoted to my new position. I also am a very responsible with my credit, monitoring my report regularly and ensuring we never take more than we can afford. I have proved this by never being late on any of my previous loans. Borrower added on 09/08/10 > One additional note about my credit. My credit profile shows two mortgages. The lesser of the two was my previous home prior to my relocation and it remains due to the way my relocation package is set-up. I am no longer responsible for that mortgage as my company purchased it from me in July. Per the details of my relocation package, the loan will remain on my credit with my company making the payments until they are able to sell the house. As a result, my actual debt-to-income ratio is much lower than it may show due to this loan still showing on my report. I have all the contract of sale and equity payout statements to prove that I am no longer liable for that mortgage. I only have 3 remaining outstanding debts; my car loan, my current mortgage, and whats left of my student loans. All others were paid off using the equity payout from the sale of my previous home during my relocation. I also have proof of $0 balance for those accounts.

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	43
Revolving Credit Balance:	$4,982.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the delinquency about 4 years ago.	We had an auto draft issue. I had just changed banks and thought we had set-up all my drafts, however we missed that one and during that month, payment was late 2 days beyond the grace period. I paid immediately after discovering the issue.
What is Herhseys (your spelling)? What do you do there?	It was a typo, The Hershey Company is correct. I am now a Customer Sales Executive and before my promotion was a Sales Supervisor.
you appear to have many credit lines and a $5k credit card balance. what is your remaining current mortgage outstanding (that you owe) and what is it's interest rate and monthly payment? what is the amount and interest rate on your car loan and your student loans. how much is your new/current house worth?	I am sorry but the questions you are asking are a bit too specific for me to answer and be viewed publicly. However, in a effort to answer your questions and still protect my information/identity, I will answer broadly. I have over $10k in equity on the house based on an appraisal done prior to improvements we've already made. Only 2 credit lines/cards remain open after our relo. All my interest rates you requested above are below 3.25%

Member Payment Dependent Notes Series 577464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577464	$25,000	$20,975	13.61%	1.00%	September 24, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577464. Member loan 577464 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Victory Auto	Debt-to-income ratio:	17.22%
Length of employment:	4 years	Location:	McClure, PA

Home town:
Current & past employers:	Victory Auto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,490.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. Bank of America bal is 14K will be pd off and closed Discover bal is 8k will be pd off and closed Chase bal of 10k I will put the remainder of the 25K on this and close the card HCBS GM card w a 10k bal will not be pd off but will be closed. I had a bad year back in 2006 and got myself in this mess. Just need some help w out not paying anyone like some debt free programs offer. If you look at my credit report and income, that should speak strongly for the kind of man I am and have been for the last 20 plus years. Thanks

Member Payment Dependent Notes Series 577545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577545	$2,800	$2,800	6.76%	1.00%	September 24, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577545. Member loan 577545 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	4.08%
Length of employment:	n/a	Location:	Richmond, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$302.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 577593

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577593	$18,500	$13,850	13.98%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577593. Member loan 577593 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,364 / month
Current employer:	AMTRAK	Debt-to-income ratio:	8.25%
Length of employment:	3 years	Location:	STURBRIDGE, MA

Home town:
Current & past employers:	AMTRAK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > To payoff GE Money Bank, car loan, and IRS underpayment of tax. Borrower added on 09/11/10 > Fair Issac credit score is 738 as of September 8, 2010 Borrower added on 09/11/10 > This loan will allow me to power service my only other debt, a credit card, with a large payment of $910.00 per month, paying that off in 14.5 months instead of 48 months -- I will have no debt by that time, since this loan will likely be paid off between 12 and 24 months.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,127.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer AMTRAK? (2) Transunion Credit Report shows $6,127 Revolving Credit Balance. Loan is $12,400 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	1. Train conductor. 2. Trans Unions records are not accurate here; Equifax shows all debt. The loan amount will cover paying off two GE Money Bank lines of credit ("Care Credit" applications), my car loan with Fifth Third Bank, and underpayment of taxes agreement for 2007 with IRS. 4. No less than 12 months and likely no greater than 24 months, but I am taking the option at 60 months with full intent to pay off early.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	LendingClub will not permit me to answer your question as they indicate that it contains "personally identifiable information". I have replied to them to indicate that I cannot respond to investor question like this without providing some basic information that is available in my credit profile that you have access to in answering your questions. Please contact LendingClub staff with regards to my answers to your questions and why they declined to post my response to you.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	See answers already posted with regard to loan allocation, current occupation.

Member Payment Dependent Notes Series 577603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577603	$15,000	$10,650	15.21%	1.00%	September 22, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577603. Member loan 577603 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	GE / NBC / Universal	Debt-to-income ratio:	9.21%
Length of employment:	8 years	Location:	Pasadena, CA

Home town:
Current & past employers:	GE / NBC / Universal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > 1) Consolidate Debt 2) We have borrowed and paid off loans in the past with great success. 3) Income has been verified 4) Job stability - I have been with the company for nearly 8 years and have been promoted twice.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,092.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Answer earlier email Subject: 2 payment delinquencies 8-months ago? (2) What is current position (Job/What you do) for employer GE/NBC/Universal? (3) Transunion Credit Report shows $7,092 Revolving Credit Balance. Loan is $8,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	We had previously borrowed $30k from Wells Fargo when Juliann was laid off from her job. We were later able to pay down $22k of that loan. We understood that Wells was going to lower the payment, but they did not. So we were paying $700 a month on a $7k loan. It didn't make sense. Now we are hoping to obtain this new loan to pay off Wells along with other smaller debts. We owe appx. $5300 to Capital One, and between $300-1000 to Sears, Chevron etc. All of the debt has been incurred since Juliann was laid off. She is building her piano teaching business and is experiencing slow, but steady success. We chose 5 years for this loan because the payment fits perfectly into our budget. However, should I receive my target bonus in 2011, we may be able to pay it down just as we did with the Wells Line of Credit.
Please provide detailed information (lender, outstanding balance, interest rate and minimum monthly payment) for all debts you intend to consolidate. Please explain the two delinquencies (one in the last 8 months) on your credit history.	Any late payments were due to my wife being laid off from a high paying job and going onto unemployment. She is now building a piano teaching business and her salary has been gradually increasing each month. We listed our current debtors in a previously submitted answer. Thank you.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I believe we answered this in the previous question. We intend to eliminate all of our debt.
what is your job, like what do you do, for ge/nbc/universal?	Director of Technical Services - supervise a team that maintains and repairs theme park rides, HVAC and overall theme park facilities.
hi again, how much are your monthly expenses? (mortgage, rents on piano teaching studio, car payments). does your wife have additional credit card debt in her name? so are you at universal studios or some other theme park? thanks	mortgage 3550, car 320 all debts were listed previously Director level in tech services, theme park
btw, i think your loan would fund faster if you had your income verified with lendingclub (e.g. send in paystubs). i don't know if they'll let you do this voluntarily but what i've seen is that verified loans seem to fund much faster than non-verified. i am pretty sure this is why you're only at 15% funded, even though it looks like you have quite good (but unverified) income. if you do start this process post updates to your description saying things like "faxed in paystubs", as you go through each of the steps	Thanks. We're working on that. Hope to have that done by tomorrow.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	We appreciate and respect your position. Thank you for your comments..
YOU SELECTED 5-YEARS TERM IN YEARS, HOW LONG DO YOU INTEND TO KEEP THIS LOAN ACTIVE BEFORE PAYOFF?	We intend to pay it off as quickly as possible. Bonuses and any additional income will be directed toward this loan.
Happy to help fund your loan. Best of luck. Remember the little lenders when you pay off all your debts!	Thank you, we will.

Member Payment Dependent Notes Series 577822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577822	$24,000	$15,450	16.32%	1.00%	September 23, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577822. Member loan 577822 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	DC Superior Court	Debt-to-income ratio:	13.30%
Length of employment:	1 year	Location:	BOWIE, MD

Home town:
Current & past employers:	DC Superior Court
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I plan to use the funds to consolidate my high interest credit cards. Im a good borrower because i pay roughly $1,000 a month on all my credit cards combined. I work for the federal Gov't in Washington D.C. The position is permanent and im not subject to any layoffs. Borrower added on 09/08/10 > I also have a part-time job. Borrower added on 09/14/10 > If you have ANY questions, please feel free to ask. Thank you in advance Borrower added on 09/18/10 > I sent in all my paper work. Do i need Gross Income verified as well??? Borrower added on 09/19/10 > Is it still possible to get 100% funded at this point of time with 3 days and 5 hours to go?? Sorry for all the questions. New to this site. Thanks for the responses. Borrower added on 09/21/10 > This is my LAST FULL day. If you have any questions, any questions at all to help you better make a decision to invest in me. I'll be here waiting for you questions. Thank you in advance.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,029.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the DC Superior Court?	I am a bilingual deputy clerk. I work in the child support division. I file paper work, I translate from English to Spanish and vice-versa. I log in new cases for child support clients.
My questions are: (1) Transunion Credit Report shows $11,029 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Loan is ~ $13,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell every lender absolutely NOTHING useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Thank you for your question. I actually pay for a Credit Monitor every month, which allows me to view my credit every month without being hit hard on my credit inquiries. As i check Transunion they dont report EVERYTHING like the other 2 companies. About 2 years ago i started with a $34,000 debt. I attribute this to being young and naive. Up to date i have lowered it to $26,000. The INTEREST is killing me on my credit cards. A big part of that debt i did a BALANCE TRANSFER to another credit card, which belongs to my mother. And that credit card is at $6,800, which you wont see on my credit report. This is the debt as follows, which appears on Experian and Equifax. In total its about $28,000 my debt. The purpose of the loan is to consolidate and save ALOT of money on interest. I pay EVERY MONTH roughly $1,200 on ALL THE credit cards. I chose 5 years because the payments are lower and i can pay each month ALOT more then the minimum payments. My intentions isn't 5 years, its 3 years or even less. I work for the Federal Gov't in Washington D.C. I have a permanent position, and unless I do something outrageous, my position is secured. I also have a part time job at a radiostation. I work 7 days a week. This is how the debt looks like. CHASE - $2,646.96 CHASE - $6,952.18 CAPITAL ONE - $1,538.18 FEDERAL CREDIT LOAN - $4,867.58 CAPITAL ONE AUTO LOAN - $3,195.66 BEST BUY - $963.00 MACYS - $1,500 BANK OF AMERICA (BALANCE TRANSFER)- $6,800.47 Thank you in advance for you interest, if you should have any other questions please feel free to ask. Thank you once again.
Received reply, Thanks for detailed answers. Lending Club exclusively uses Transunion Credit Reports. My opinion is Management obtains volume discounts. Many borrowers state opinion identical to yours: Experian and Equifax better account for actual Revolving Credit Balance (credit card) debts- most accurate is Experian. Lenders are stuck with highly abbreviated Transunion Credit Reports Lending Club Management provides with each borrower loan application. Consequently lenders must ask questions to learn about borrower. I'm investing in your loan. Lender 505570 USMC-RETIRED	Thank you very much for you help and contribution to my loan. I really appreciate it. I wont let you down. Once again, thank you very much.
What are the interest rates of the debts you are consolidating?	A couple of my cards is up in the 17.49% and about 3 is in the 24.49%. Ridiculous rates, and I have NEVER paid late or missed ANY payments. I've called the credit card company's periodically to lower my rates and the same answer I ALWAYS get from them. Well right now we aren't lowering any rates, call back within a couple of months. I just find it ridiculous a client as myself who has had there credit cards for over 3 years or more can't find any promotions or anything to help me lower my APR. I just faxed over my pay stubs to verify my salary. I hope that helps EVERYONE. Thanks for your question, feel free to ask anymore questions you might have. Thanks once again.
Just answering your question - Lending Club will contact you when/if they need you to provide them with additional information. No need to reply to this "question" since it is not really a question. : )	Thanks. :-)
Great feedback. I'm funding you.	Thank you very much. :-)
Anything is possible - there are many investors here. Not many of us ask questions - but many read the Q&A and base their decisions on what they read. What actions have you taken other than requesting this loan, to further reduce your debt and maintain it at a lower level moving forward? Are you taking advantage of any of the free online tools such as mint.com to manage your finances? How have your spending habits changed? What are your monthly living expenses and how will the loan payment fit into your budget?	As always thanks for you questions. Moving forward I continue to make payments towards my credit cards as always, more then the minimum. I barely make any purchases anymore, just only the necessary. Im 26 and I contribute my debt to my youth, spending money without thinking. I work Sunday through Saturday in 2 jobs to pay all my credit cards. I work for the Federal Gov't in Washington DC, and I work for a radio station in Maryland. At the moment I am living under my mothers roof. She's helping me for the time being to save more money. I dont pay any rent so all my paychecks go directly to my credit cards and my living expensives. Food, Metro, Parking for work, gas, ETC. A couple of months ago i made myself a Excel spread sheet to keep myself on track with all my payments. It helped ALOT. I have NEVER paid late or ever missed a payment in all the years I've had credit cards. By consolidating all my credit cards into ONE loan, it easier to just make ONE payment to one creditor instead of multiple Credit Cards. Also saves me ALOT of money on interest. In my honest opinion i feel that all my money is going to interest. As alway CriticalMiss thanks for the help and questions. I very much appreciate it. Thank you once again.
Convince me that sometime in the near future you will be able to comfortably make the loan payment without having to depend on income from a second job. What have you done, or will you do, to change your spending habits, given the current and ongoing state of the economy?	Thank you for your question SEO. At the current time I CAN make the payments without the income of the second job. Im not going to take 5 years to pay this loan back. The goal is 3 years and under. I make roughly $1,200 in payments a month towards my credit cards. My minimum payment for this loan IF funded 100% is $800 to $1,000, keeping a little bit of money on the side just for unforeseen exspensive that can come my way. I make roughly 40K on just the Federal job alone. The second job brings in about 12k. Right now the second job is a BONUS. I CHOOSE to work 2 jobs. I honestly feel by having a second job it will be faster to pay off my debt. Also I prefer to work instead of staying home and do NOTHING. I changed my spending habits by only making the necessary purchases. AND my job in the federal gov't is permanent, unless i do something outrageous to lose my job. Thank you for your question. Please feel free to ask anymore questions if need be.

Member Payment Dependent Notes Series 577968

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577968	$25,000	$25,000	17.56%	1.00%	September 22, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577968. Member loan 577968 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Edward Jones	Debt-to-income ratio:	19.60%
Length of employment:	6 years	Location:	Ballwin, MO

Home town:
Current & past employers:	Edward Jones
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,694.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Edward Jones?	I am a network engineer responsible for designing and researching technologies to support the growth of the firm.
My questions are: (1) What is current position (Job/What you do) for employer Edward Jones ? (2) Transunion Credit Report shows $41,694 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Network Engineer designing and researching new technologies. 2. I do not have a revolving credit I did get a loan, not a line of credit, from West Community Credit Union a couple of years ago. 3. I would like to pay it off earlier but at this time I plan to pay approx. 700 a month for the 5 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Monthly Expenses: Mortgage - 1900.00 Car - 600 (Two cars) Utilities - I do the balance payment and for gas electric approx. 150.00 throughout per month throughout the year. Insurance 800 every 6 months phone 24.00 internet 24.00 kids school 280.00 Yes I am the sole wage earner. The loans I want to pay off are Chase, Commerce and Citi. The APR's range from 12% to 24% I want to make one payment rather than 3. Please let me know if you need more detail.
What are the interest loans of the credit cards you will be refinancing with this loan?	They range from 12% to 24% my goal is to have one fixed payment rather than having multiple payments that vary month to month.
Do you intend to carry loan to 5-years full term? Or payoff early? Thanks for answer	I plan on making a payment of 700.00 per month for the life of the loan.

Member Payment Dependent Notes Series 578143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578143	$15,000	$11,675	15.58%	1.00%	September 24, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578143. Member loan 578143 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	AMR	Debt-to-income ratio:	14.15%
Length of employment:	2 years	Location:	MURRIETA, CA

Home town:
Current & past employers:	AMR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I am an excellent borrower; I have never been behind on any payments. I just recently paid of my car loan which was originally 16,000 dollars. I am a Paramedic for AMR which is the largest private ambulance company in the United States providing 911 services. Being a Paramedic is not just a job it’s a career. I very steady career that I have been doing for 2 years and will continue doing for the next 30 years. I need this loan for dept consolidation. I have credit cards and one personal loan that I will pay off with this loan and consolidate to one monthly payment which will be cheaper then what I am currently paying. I can make the monthly payment for this loan and will never have a late payment.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,350.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is AMR and what do you do there?	American Medical Response (AMR) is the largest private ambulance company in the United States. I am a Paramedic for the Hemet division. There I'm staffed with an EMT on an ambulance providing 911 service for the City of Hemet and surrounding areas.
My questions: (1) Transunion Credit Report shows $6,350 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Loan is $9,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I currently have $6,574 left of a $10,000 personal loan I took out for paramedic school. Monthly payments of the personal loan are $217.40 I have never been late or missed any payments. After this I have two credit cards one at $2,044 with a minimum monthly payment of $100 and one at $3,360 with minimum monthly payment of $113.00 both credit card APR are at 29.99%. That is the main dept that I am consolidating which is at $11,978. Montly payments for the personal loan and the two credit at minimum payment is $430.40. The loan monthly payment is set to $361.41. With the $15,000 I would be able to pay off the credit cards and personal loan and bring my dept into one payment lower then what I am currently paying and be dept free within 5 years. For right now I plan on keeping the loan active for 5 years paying the minimum payment. With my job comes alot of over time and the extra money I receive with the overtime will be put towards the loan. In years I see paying it off in less then 4.
PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. Thank You.	I currently have $6,574 left of a $10,000 personal loan I took out for paramedic school. Monthly payments of the personal loan are $217.40 I have never been late or missed any payments. After this I have two credit cards one at $2,044 with a minimum monthly payment of $100 and one at $3,360 with minimum monthly payment of $113.00 both credit card APR are at 29.99%. That is the main dept that I am consolidating which is at $11,978. Montly payments for the personal loan and the two credit at minimum payment is $430.40. The loan monthly payment is set to $361.41. With the $15,000 I would be able to pay off the credit cards and personal loan and bring my dept into one payment lower then what I am currently paying and be dept free within 5 years. I don't have any other loans or credit dept. My monthly expenses are small. I don't pay rent or utilities. I just paid of my car loan. Only expenses I have are for food, phone, gas and insurance. Food is budgeted at $220 dollars a month. Gas and phone are at $200 a month and insurance is taken out of my check before taxes.
I am interested in funding your loan. It says that you rent but you say you don't pay rent or utilities. What are you doing with that extra money that would normally go to rent and utilities? Are you going to verify your income with Lending Club? Thanks	On the application the scroll down didn't have a other opption for rent/own. I currently live with family, I recently had a son and my fiance lost her job. I believe I vefitied my income with Lending Club on the application. Im not left with much after my expensive, thats why Im trying to consulidate date so that I can get out of dept faster and I'll have extra money to save and to put towards my families furutre.

Member Payment Dependent Notes Series 578151

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578151	$24,000	$18,325	16.32%	1.00%	September 27, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578151. Member loan 578151 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	Shell Oil	Debt-to-income ratio:	7.99%
Length of employment:	10+ years	Location:	HOUSTON, TX

Home town:
Current & past employers:	Shell Oil
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	57	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,515.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shell Oil?	Strategy advisor
Transunion Credit Report shows 5 creditor payment delinquencies; the most recent 20 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	Post my divorce I used a debt management company to assit in lower debt that was generate by my ex-wife. The payments were not late - just took about 4 months to negotiate lower interest rates and settle on a monthly payment plan. The creditors posted each months payment as delinquent even though they received payments each month. I have paid that debt off and no longer use that debt management company.
My questions are: (1) Answer earlier email Subject: 5 payment delinquencies within last 24-months, most recent 20 months ago. (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My goal will be to pay this loan off in less than 3 years
Please explain the five delinquencies (one 20 months ago) on your Credit History.	see earlier response
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	thank you
Thanks for earlier replies. My last question: What is your position (Job/What you do) for employer Shell Oil Co? Thanks. Lender 505570 USMC-RETIRED	Strategy Advisor - in M&A

Member Payment Dependent Notes Series 578171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578171	$24,250	$16,750	11.49%	1.00%	September 27, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578171. Member loan 578171 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,917 / month
Current employer:	Spartanburg Regional Medical Center	Debt-to-income ratio:	16.66%
Length of employment:	8 years	Location:	GAFFNEY, SC

Home town:
Current & past employers:	Spartanburg Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,034.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Spartanburg Regional Medical Center?	I am a MRI technologist.
MRI Tech, My questions are: (1) Transunion Credit Report shows $30,034 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	There is no Home Equity Loan. Our home is pd for. I would like to pay the loan off early but am being realistic and chose 3 yrs because I know I can do that and encure any unexpected emergencies that may come up with getting in a jam. I pay about 1000.00 a month in debts. And I am able to do that. It just seem in order to get out of debt I needed to aim for a lower interest rate than I was paying and cut the debt down. I hope this answers everything. Thanks.

Member Payment Dependent Notes Series 578204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578204	$25,000	$25,000	11.86%	1.00%	September 24, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578204. Member loan 578204 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,583 / month
Current employer:	Long Term Care Partners, LLC	Debt-to-income ratio:	5.21%
Length of employment:	7 years	Location:	Durham, NH

Home town:
Current & past employers:	Long Term Care Partners, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,100.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Brief description home improvements to be accomplished? (2) What is current position (Job/What you do) for employer Long Term Care Partners LLC? (3) Transunion Credit Report shows $8,100 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In YEARS, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Sir - I'd be happy to answer. A brief overview of what we plan to accomplish. Before the downturn in the housing market my family and I were going to upgrade to another house. Unfortunately because of the size of our place there isn't much of a market and I would have lost the $35K we put into things that had to be replaced and some of what we paid for this place. Instead of moving we have decided to put on an addition and stay where we are. So this answers 1). I have been employed with my current employer since 2003, and I'm a Director of IT. We manage a few long term government contracts, so as long as I perform my duties, my job is as secure as a job can be I guess. I carried a little debt on my credit card and I have a car payment, this is the $8K in debt mentioned. I have enough in checking and savings to pay this off but I wanted to be sure I could secure a loan to start construction. Not included in my $139K income is my wife's potential income, she was making $24K prior to being laid off. We were not dependent on her income, it was mostly used to pay down debt and vacations. I have no other debt other than what was mentioned besides the usual cable, electric, etc... We are a family of three so we don't eat much. :) To be honest, and this may hurt my chances of securing a loan, but I would like to pay this loan off in a year. I get a bonus mid year that will be used to pay off the loan. Only reason I have a car loan is because it doesn't have any interest. I do have a good 401K as well as a deeded time share worth $25K and own another car. I did select 5 years because the monthly payments were manageable, and I assume I'll have some unforeseen expenses. I hope this answers all of your questions and I want to thank you for taking this into consideration.
Loan listed 6 days; 11 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Sir - Lending Club will get these documents first thing today (9/16). There was a mix up with the email and SPAM filter. I apologize for the delay and can guarantee employment and current income will be confirmed.
If you want to pay it off in a year, why pay the premium of a 60 month loan. The inconsistency made me pass your loan. If you relist for a 36 month term with income verification, I will invest	Dear Member - I respect your decision and thanks for the note. I'm not sure what the difference would be from a 36 to 60 month because I believe the origination fee is the same. For me, I needed a lower monthly payment for the 12 months. The interest rates from a % standpoint over 12 months was a wash. The value the addition brings to my house is worth the $1500 opprotunity cost to build the addition.
R U AQ 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes - I was hoping for 20K + origination fee, so it seems I will make this by the close of funding duration. I'm looking forward to coming back and becoming an investor myself.

Member Payment Dependent Notes Series 578342

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578342	$24,250	$18,675	17.56%	1.00%	September 23, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578342. Member loan 578342 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,875 / month
Current employer:	Citibank	Debt-to-income ratio:	16.41%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Citibank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$41,830.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 578345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578345	$16,000	$10,550	11.49%	1.00%	September 24, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578345. Member loan 578345 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	COIL TUBING SERVICES	Debt-to-income ratio:	15.01%
Length of employment:	3 years	Location:	GREEN RIVER, WY

Home town:
Current & past employers:	COIL TUBING SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,359.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at COIL TUBING SERVICES?	Type your answer here. I am a field supervisor. Im in charge of labor crews that move oil and gas field eguipment to various locations in Wyoming Colorado Utah and North Dakota. I also supervise completions on gas and oil wells.
What will you be using this loan for?	Type your answer here.I will be buying a second home in Florida. I have about $30,000 but may need more. The bank owned homes range from $19000 to $39000. I am going to Florida tomorrow to choose one. If I cant get more funding I will take one of the cheaper homes.

Member Payment Dependent Notes Series 578606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578606	$5,000	$5,000	15.58%	1.00%	September 28, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578606. Member loan 578606 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	JOHN MANVILLE	Debt-to-income ratio:	17.19%
Length of employment:	9 years	Location:	Perth AMboy, NJ

Home town:
Current & past employers:	JOHN MANVILLE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > THE REASON FOR THE LOAN IS TO CONSOLIDATE ALL MY BILLS INTO ONE PAYMENT.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	31
Revolving Credit Balance:	$198.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at JOHN MANVILLE?	I am a machine operator
My questions are: (1) What is current position (Job/What you do) for employer JM? (2) Transunion Credit Report shows $198 Revolving Credit Balance. Loan is $19,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are being consolidated, refinanced that are not included in credit report total debt? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	the reason you don't see it on my credit report, because the money is for my daughter. I am going to help her to get out of debt.
Thnaks for one-half answers. You omitted answering last question:(3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.)	Well for now I choose five years to pay off the long. I am hoping that this loan will be paid Off sooner. I am actiually looking for a part time to pay the loan sooner.
Please answer the previous question, Thanks.	What previous question, would you like for me to answer.

Member Payment Dependent Notes Series 578705

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578705	$10,000	$10,000	14.84%	1.00%	September 22, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578705. Member loan 578705 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,110 / month
Current employer:	Hunter PR	Debt-to-income ratio:	14.74%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Hunter PR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I want to start my own film/video post-production small business, therefore I will need to invest in advanced courses for editing and then taking certification exams, and also upgrading my editing hardware and software suite. Borrower added on 09/09/10 > I really enjoy editing films & videos on the side so I figured why not turn this passion into something more fulltime? Thus, I want to become an even more professional and tech-savvy editor by starting my own small-scale post-production house. And to start, I would need to take further courses on Final Cut Pro and Avid, then get the certification exams after. I am also hoping to upgrade my editing hardware and software suite with the recent demand of editing projects for commercials and music videos. Borrower added on 09/14/10 > I just wanted to sincerely thank everyone who has made a loan contribution thus far. I have been commissioned to shoot and edit a music video for a very respected and award-winning singer/songwriter so all your assistance is definitely going to make a HUGE difference. Thanks a lot again!

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,256.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hunter PR and what do you do there?	Hello. Hunter PR is a boutique Public Relations specializing in a variety of consumer products to help clients strategize their marketing and promotion departments to help them reach their target sales. Among their biggest clients are 3M, Hasbro, Diageo, Kraft Foods, and more. I work in the Accounting department as an Assistant to the Controller. I provide him support with a lot of administrative functions in report generating, invoice arranging, bank deposits, and the like. You can know more about the firm here: www.hunterpr.com. Thank you.

Member Payment Dependent Notes Series 578726

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578726	$23,500	$23,450	16.82%	1.00%	September 28, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578726. Member loan 578726 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Lee's Summit School District	Debt-to-income ratio:	18.16%
Length of employment:	10+ years	Location:	Lone Jack, MO

Home town:
Current & past employers:	Lee's Summit School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > This loan will payoff Cadillac CTS (monthly payment 781.00) and credit card debit (monthly payment 340.00). It will also fund daughter's wedding.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1972	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,141.00	Public Records On File:	1
Revolving Line Utilization:	82.80%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Answer earlier email Chapter 7 (or Chapter 11) personal Bankruptcy Filing aaa-months ago? What was final disposition of bankruptcy filing? (2) What is current position (Job/What you do) for employer Lee's Summitt School District? (2) Transunion Credit Report shows $16,141 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $7,500 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) Filing and disposition occurred in 2001 during a contentious divorce (9 years 6 months ago). (2) Certified Missouri State Teacher--Air Force Junior ROTC Instructor. (2) No HELOC. Paying $740 per month toward revolving debt. (3) Consolidation = 2005 Cadillac CTS payoff $9000.00 (removes $781/month payment)+payoff of $9,000 revolving debt (removes ~ $360.00 of monthly revolving payment)+ Final costs of daughter's wedding (estimating $3,000 to $4,000 (decided by final number of family and guests who will travel to Florida to attend) (4) Loan payoff will be accelerated after final payoff of remaining revolving debt (anticipate 3 years but prefer to have the option of extending to 4 years).
what year CTS? how much is wedding going to cost?	2005 CTS. Wedding expense has been partially paid from savings account. Remaining costs are estimated at $3,000 to 4,000 (Difficult to have exact amount since it involves lodging for families--Depends on the actual number attending).
2 QUESTIONS: (1) LOAN CURRENTLY 54 PCT FUNDED. WHEN FUNDING EXCEEDS 60 PCT, LOAN IS ELIGIBLE FOR PARTIAL ISSUE. WILL YOU ACCEPT PARTIALLY FUNDED LOAN? (FYI: PER L C BORROWER GUIDELINES, AFTER LOAN PAYMENTS CURRENT FOR 6-MONTHS YOU CAN APPLY FOR 2ND LOAN FOR DIFFERENCE.) (2) IF YOU ARE MILITARY RETIRED: WHAT ARE RANK? AND PAY GRADE? THANKS FOR ANSWERS. LENDER 505570 USMC-RETIRED	(1) Yes. I will accept partial funding. Thank you for the additional information on the L C Borrower Guidelines. (2) Lt Col (O-5).
WHAT IS MONTHLY GROSS INCOME FOR FAMILY	$9452.00

Member Payment Dependent Notes Series 578733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578733	$10,750	$10,750	11.86%	1.00%	September 24, 2010	September 26, 2015	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578733. Member loan 578733 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Laramie County School District #1	Debt-to-income ratio:	18.56%
Length of employment:	7 years	Location:	Cheyenne, WY

Home town:
Current & past employers:	Laramie County School District #1
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > To add details that might assist in your decision. i owned a landscaping company in Cedar City, UT that had as one of my clients the local McDonald's Restaurant. I have enjoyed many years of growing plants, especially herbs and vegetables. I have invested in my training about 11k, and have retained the Tax Club to handle the corporate issues, tax issues and bookkeeping. I have thus far invested 28k in this adventure in personal funds. I need operating capital to continue to build the business not only in month costs but for building credibility. This loan would start my business credit building with on time/early payments. Thank you for your assistance.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,527.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
NO small business description? NO purposes how $10,750 loan intended to beneift small business or you. Combined, the two = NO lenders current $ investmments at this time.	Sorry, I must have missed that question. I am building a web site designed for container gardening. I have already contacted and have agreements with a fiberglass engineering firm to drop ship containers, and preliminary agreements with several others for accessory items pertaining to gardening with containers. This loan is the start up funding to continue to build the business, provide cash flow for a seamless operation.
Me again. I never heard of Tax Club that you mentioned in reply. I researched Tax Club on line- especially one site devoted to listing comments about Tax Club from current and former Tax Club clients. Comments were extremely unfavorable; clients elaborated at leangth on numerous reasons why dissatisfied with Tax Club. Lender 505570 USMC-RETIRED	In my research, I happened across them and checked with the BBB, and found all problems are resolved. In checking other responses I found that many people who had a problem with the company ended up not doing their part of the deal. For example. not sending in receipts until right before corporate reports are due (quarterlies). Or spending money on purchases that could not be exempted under laws. Other than that, I have found them to be courteous, willing to help me, always available although a bit overzealous in selling their products. With unlimited funds would be great, but unfortunately not every new business has unlimited funds. Business owners have to learn to what items they need assistance with, and which ones they don't. The help they are giving me has jumped started my business and will continue to do so until I decided otherwise.

Member Payment Dependent Notes Series 578744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578744	$16,000	$16,000	15.95%	1.00%	September 24, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578744. Member loan 578744 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,417 / month
Current employer:	n/a	Debt-to-income ratio:	13.58%
Length of employment:	3 years	Location:	Chino Hills, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > Need additional loan to support new Nurse position.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,305.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 578765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578765	$20,000	$20,000	14.72%	1.00%	September 23, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578765. Member loan 578765 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	Trinity Mother Frances	Debt-to-income ratio:	18.33%
Length of employment:	5 years	Location:	Whitehouse, TX

Home town:
Current & past employers:	Trinity Mother Frances
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > This loan is specifically for paying off high interest rate credit cards and getting my monthly payments down to one reasonable note. Borrower added on 09/16/10 > I submitted income verification paperwork on 09/14/10.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	58
Revolving Credit Balance:	$19,283.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is employer Trinity Mother Frances? A-N-D Current position (Job/What you do) for employer? (2) Transunion Credit Report shows $19,283 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for al the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. Trinity Mother Frances is a hospital and I work as a registered nurse. I do not have enough equity in my home for that type of loan. I am currently paying approximately $800/month for my credit card debt. My intention is to have this loan paid off in 2 years. Thank You, Wenonah Davis
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I am a registered nurse for 10 years. I have been with my current employer for over 5 years.
Please describe the circumstances/purchases that led to your credit card debt, and specific plans you have for avoiding re-accumulation of credit card debt.	Personal circumstances led to debt. All I can say is, lesson learned. I have alredy started taking measures to avoid credit card use now and in the future.

Member Payment Dependent Notes Series 578826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578826	$16,000	$16,000	11.12%	1.00%	September 28, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578826. Member loan 578826 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Vector Security	Debt-to-income ratio:	14.91%
Length of employment:	3 years	Location:	Chalfont, PA

Home town:
Current & past employers:	Vector Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,920.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please elaborate the debt(s) you are consolidating, type/amount/interest rates, etc. Thanks	3 credit cards Citi 3300.00 21.50% Discover 3500.00 19% AT&T Universal card 4300.00 22% Thanks for the question.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My car is paid off. No other CC debt other then what i have given an answer to. $60.00 for electric and all other utilities are included with the rent which is $785 a month. Food is about $75 a week. Thanks for the question hope it helps.
your credit card debt shows around ~11500. Why are you seeking a loan of 16k?	After fees the $12000 would not be enough to cover the CC debt. The $16000 was the next amount offered to me. Thanks for the question.

Member Payment Dependent Notes Series 578835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578835	$10,000	$10,000	15.58%	1.00%	September 24, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578835. Member loan 578835 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	upmc presbyterian	Debt-to-income ratio:	15.95%
Length of employment:	6 years	Location:	wexford, PA

Home town:
Current & past employers:	upmc presbyterian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > thank you for your generosity. Borrower added on 09/10/10 > The reason I need this loan is to catch up ect... I was attacked in Dec. 2009. This unfortunately was hard to deal with so I had to take some time away from work to get stronger. I have been back at work as a RN-BSN @ the same hospital I have held a position in for 8yrs. and plan on staying until retirement. But @ this time I still need extra money. I got some help from other sources but still it was not enough. So now I guess this is why my rate is so high. I would like to thank you for your interest in my loan application and my needs. I will be receiving raises @ my job which will allow me to keep up to date on my payments. Borrower added on 09/12/10 > I forgot to mention that I have gotten money from other resources, my familly. They have given as much as they can give without putting themselves in financial trouble. In this economy I realize that everyone is just getting by, so I do really have to thank you from the heart for your generosity, I will not let you down. This is so important to me at this time I can only pray for your help. Borrower added on 09/13/10 > Thank You again! Some of the bills I will pay with this loan if I am able to get it are due very soon! Mostly the medical bills. I will not get behind like this again. I have begun credit and budget managing. Someday maybe I can become an invester too. It would give me a feeling of great warmth and satisfaction to help others like you are doing. Having to depend on others to help is embarrassing and scarey so unsure if I am worthy. So I will not forget this awful time and I will know what others are feeling and I will help once I get back on my feet and are able to do so. I have already figured the loan payment into my budget so it will be paid, and before 5 yrs. time. Borrower added on 09/13/10 > HELP PLEASE! Borrower added on 09/13/10 > I think I can say what happened to me my patients heart stopped his pace maker did not kick in. I began CPR and told him come back to us please! After awhile and the code was called. It was great! He did come back. He was weak but back to normal sinus rythme. He was then sent to CCU to be examined for a pacemaker defect. I was shaking. I called my mother and she cheered me on. His wife hugged me and it was so wonderful that I could give him back to her. That's why I would never leave my job that feeling and of course it is a steady income and security, for me to be a good risk to pay back my bills. I do make a good living it was just the leave that put me behind I only got a small % of my normal income @ this time. And you may think because I am a medical employee there would be no medical or medicine bills but unfortunately this is not true at all. I am so glad to be back at work though so I can get my steady income of approx. 2000$ a month, more if I can do overtime. It is also good to now share the expenses with a roommate, this will help me to get caught up as well as this loan I am hoping to receive. Thank You! Borrower added on 09/14/10 > Hey is any one out there? I've become aware of a charge of over $8,000 on my credit report. That is probably my first used car that has been paid off a long time. Also a delinquency 1 time about 19 months ago. No idea what that is. I have to get on the ball and get these things straightened out. I don't like this I have always been good @ paying on time and the proper amount, up until my misfortune and decreased income but with your help I'm detirmined to get back on track and prove to all that I can pay everyting up to date even if it takes time i'll succeed. thanks again! Borrower added on 09/14/10 > All I need is $2,600 more please help! I am an RN-BSN. Next week I'm taking a test that will give me at least a $3 raise. I'm dependable I'll take as much over-time that I can @ work! Thank you!

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,690.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquency 19 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	That is possibly borough taxes that I have not paid twice because as I explained to the borough I paid mine and the SS # on the bill I have received is not mine. Yes I work full-time @ UPMC Presbyterrian Hospital. I am a RN-BSN. I work on the Cardiac step down unit.
My questions are: (1) Answer my eaarlier email Subject: 1 payment delinquency reported 19-months ago. (2) What is current position (Job/What you do) for employer UPMC Presbyterian? (3) Transunion Credit Report shows $8,690 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I have no idea what the $8,690 charge is. The only thing I ever had that high was a used car which was paid off quite some time ago through 5th 3rd Bank I"m sorry. I should look into that. My rent is $350 monthly, I have 2 school loans $400 together a month. Credit cards that are approx $150 amonth. I hope to pay this loan off within three years, but I went for the higher amount of time just in case. I am at the moment sharing all daily misc payments, rent, food, toiletries, utilities ect... with my roommate. If you need more information please ask. You must be pretty tough if you are a USA Marine.
What do you do at upmc presbyterian?	I am a RN-BSN @ UPMC Presbyterian Hospital.
Thanks for replies. My questions are: (1) Transunion Credit Report shows $8,690 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I answered these questions yesterday. I wonder why you did not receive my answers. If you have not gotten the answers I will surely answer the questions again. thank you!
Loan listed 7days; 37 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Contacted L C was informed everything is moving along as it should be. Thank You for the information.
Hi Couple of questions: 1. ) Please list all your households' debts, APRs', outstanding balances, monthly payments, duration of each debt and please highlight the debt that would be adjusted by this loan. 2.) Please list your take home pay, savings, your households' expenses including if any tax liens, alimony & child-care expenses? 3.) Are you looking or working at second job ?	I will say that my APR's vary with the time I received the credit card. The highest is 24.9%. I have 9 credit cards and will be paying off all of them with this loan. I will also be paying off a good percentage of hospital/MD bills I have. Household expenses are rent, utilities, food, toiletries, which I now split with a roommate for the next year. Together approx. $600 a month. I have a car that we both use so the paym't, ins.,gas & maintenance are split too. This is approx. $350 a month. I also pay 2 school loans each month that are $465 together. NO liens ect... I am working alot of overtime now it's better to do that my hourly wage is good were I am. My monthly income is usually $2000. But when I was ill it was only a percentage of this that is why I have fallen behind. My monthly costs are approx. $1,420. I hope this is suffucient for you I do not want to get to personal.

Member Payment Dependent Notes Series 578968

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578968	$20,000	$20,000	11.12%	1.00%	September 27, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578968. Member loan 578968 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Comm of VA-LTD	Debt-to-income ratio:	9.12%
Length of employment:	n/a	Location:	midlothian, VA

Home town:
Current & past employers:	Comm of VA-LTD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,410.00	Public Records On File:	1
Revolving Line Utilization:	41.90%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating?	wamu is 29.9%, Cap One 24.99%,Juniper 24.99%
What is Comm of VA-LTD and what do you do there?	It is the state of Virginia. I have been employed for 25+ years as a financial analyst. Recently, I suffered a major accident and was put on Long Term Disability (LTD) but still considered as an active employee and continuously accruing years of service until my retirement age of 65.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Wamu- 29.9% $5843.00 Juniper 18.9% $3750.00 Cap One 17.9% $7870.00 Discover 14.99%$3980.00 I intend to pay all but since it is not enough to cover all I will have a balance left with Discover since they are the lowest interest.
Why the Chapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankruptcy filing 117-months ago? a-n-d What was filings final disposition?	This is not relevant to your question but I used to be the civilian supervisor for military pay at March AFB. I had a bifurcated divorce, unfortunately the property settlement was not finished before my ex-spouse past away and I got stuck with all the bills I had no choice. It's either I file or stop my children from going to college. Fortunately they all finished. Bankruptcy was dismissed.
My questions are: (1) Answer Bankruptcy filing 117-months ago question? (2) Transunion Credit Report shows $17,410 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I had a bifurcated divorce and before the debts were settled my ex-spouse past away and I got stuck with the bills. It's either stop my children from college or file I chose the later. 2) Maybe, Trans Union missed some? No, HALOC about 598.00 3) The life of the loan or sooner if I can withdraw from my 457 account. Unfortunately, this is not classified as hardship.
Loan listed 7 days; 42 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I have completed all documents requested including 4506-T to release info on my tax return. Two days ago 9/13, I had a telephone interview. I will call the numbers you have provided.Thanks.

Member Payment Dependent Notes Series 578971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578971	$8,000	$8,000	7.14%	1.00%	September 23, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578971. Member loan 578971 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,489 / month
Current employer:	Rite Aid	Debt-to-income ratio:	18.43%
Length of employment:	8 years	Location:	Toledo, OH

Home town:
Current & past employers:	Rite Aid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I plan on using this loan to consolidate my debt that I incurred from my marriage and divorce. I have a stable job and have been there 8 years.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,267.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Rite Aid?	I am a store manager.

Member Payment Dependent Notes Series 578994

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578994	$14,500	$14,500	10.75%	1.00%	September 24, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578994. Member loan 578994 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Pearson Learning Solutions	Debt-to-income ratio:	6.59%
Length of employment:	1 year	Location:	Framingham, MA

Home town:
Current & past employers:	Pearson Learning Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,871.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this loan for?	Hi - the primary purpose of the loan is for investment on real estate overseas.
Hey. I'm from Framingham/Natick myself. Happy to help out. But can you provide an idea of this investment and why you think it's a good opportunity?	Hi - the investment is for a real estate venture abroad that will end up being rental property. There will be retirement-based opportunities from this as well.

Member Payment Dependent Notes Series 579072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579072	$15,250	$15,250	10.75%	1.00%	September 24, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579072. Member loan 579072 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	David J. Powers and Associates	Debt-to-income ratio:	17.04%
Length of employment:	9 years	Location:	SAN JOSE, CA

Home town:
Current & past employers:	David J. Powers and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > Over the last year I have been helping my immediate family members financially and, as a result, have incurred credit card debt. I would like to consolidate as much of the debt as possible to pay it down faster and allieve myself of the debt. I have an excellent credit rating that I work very hard to maintain and always pay my bills early and, on credit cards, always pay substantially more than the minimum due. My job is very stable (I just had an excellent yearly review) and I love what I do for a living. Aside from the situation with my family, I do my best to live within my means. I love sales and clipping coupons and am doing everything I can to ensure a successful financial future for myself. This loan will help me continue to provide for myself and be a productive member of my community. Borrower added on 09/10/10 > I would like to note that the 3-year term originally offered was completely manageable financially, but I opted to try for the 5-year term to allow myself a little more flexibility in paying other expenses and to put more money in savings.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,516.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at David J. Powers and Associates?	We are an environmental consulting firm that writes Environmental Impact Reports for new development projects. I have been a Project Manager with the company for the last 9.5 years.
Your credit report shows a current outstanding balance of $107k. Please answer the following questions completely: 1) provide debtor, balances, interest rates to explain this high 107k credit balance. If some of this is a HELOC, please provide balance and terms. 2) Please list out your monthly expenses (housing/car/utilities/child care/etc) Thanks!	I'm not sure why it says 107K, because that is not accurate. I pulled my credit report shortly before applying to verify the accuracy and did not see that high of a balance. Below I have listed all debts. If I can provide any other information, please let me know. Thank you. My 14 year old car was totaled in an accident so I had to buy a new car at the beginning of the year. I have a car loan through Honda with an outstanding balance of 21,130 on a 5 year loan. I have a home equity loan with a balance of 44,700 and an interest rate of 3.25 over a 20 year period. Unfortunately I had to put a new foundation on my 100 year old house. The rest of the debt is credit cards (mostly to help my family) but some of the debt is mine as well. I owe 9,500 on a chase card with an interest rate of 14.99, I owe 8,100 on a discover card with an interest rate of 24.99, I own 8,400 on a home depot card with an interst rate of 25.99, and I owe 220 to Citibank with no finance charges (I bought a new mattress). The loan will go toward the home depot and discover card because they have the highest rates. I plan on closing both accounts after they are paid because I really do not need those cards. My monthly expenses are as follows: Mortgage 2750 Equity Loan 220 (actual required payment is 120) Car Payment 370 Electricty 50 Water 40 Garbage 65 Cable 62 Food 150 Phone and internet 65 Credit Cards - as much as I can afford to pay

Member Payment Dependent Notes Series 579149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579149	$8,000	$8,000	13.61%	1.00%	September 27, 2010	September 26, 2015	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579149. Member loan 579149 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	PSCU Financial	Debt-to-income ratio:	0.36%
Length of employment:	3 years	Location:	Ecorse, MI

Home town:
Current & past employers:	PSCU Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > Home purchase Borrower added on 09/13/10 > I plan on using funds to buy home for 40K. I plan on putting down 20K of my own money and I need the loan for the remaining balance. I will accept 20K if unable to get the full 25K. I have a very secure job with a growing company. Feel free to ask any further questions. Borrower added on 09/13/10 > I earn 33-35K a year and plan to payoff the loan in 3-4 years. I am a good borrower, never been delinquent or past due on any account. Thank you to all who take a look at my request. Borrower added on 09/15/10 > Amount changed to 8,000. Faxed in income verification

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$240.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Borrower, How much "Skin-In-The-Game" $ do you personally have invested now, or in the future, in proposed Home Purchase? (Purchase $ price minus $ 1st mortgage l-e-s-s $25K loan = personal investment $ at risk.) Lender 505570 USMC-RETIRED Virginia Bch, VA	Already answered
My questions: (1) Answer earlier email Subject: "Skin-in-the-Game" personal $ at risk in proposed home purchase? (2) What is PSCU Financial? a-n-d Current position there? (Job/What you do) (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Price of Home is 40K. . I plan on investing 15-20K. I asked for 25K to be on the safe side but will be fine with 20K. PSCU Financial is a company that provides financial services and products for credit unions nationwide. I have been there for 3 years this November and I am a Sr. Customer Service rep. I make sure calls are handled properly when other representatives are unsure or if clients need further follow up. I plan to keep the loan for at least 3 years but I doubt I will be able to pay it off any earlier.
Why are you borrowing through Lending Club at 13 % when FHA will give you a 30-year loan at less than 5%? Is this money for a home purchase that you will be living in, or an income property? Does the home cost 40k, or is that the amount of your closing costs?	Thanks for looking at my request. The reason its because I plan on paying for the house in cash. It cost 40 K or less.
Your loan amount has been reduced to $8K. Will you still be able to purchase the home since you are now missing $12K?	Yes I will,
Your answer was not complete, "Yes I will, ". Again; How will you be able to to purchase the home since you are now missing $12K?.	Gift from relatives

Member Payment Dependent Notes Series 579151

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579151	$8,500	$8,500	15.21%	1.00%	September 22, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579151. Member loan 579151 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	cvs pharmacy	Debt-to-income ratio:	11.39%
Length of employment:	2 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	cvs pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$6,174.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 579159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579159	$14,400	$11,075	17.93%	1.00%	September 27, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579159. Member loan 579159 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,875 / month
Current employer:	Innovative Technology Solutions	Debt-to-income ratio:	16.51%
Length of employment:	2 years	Location:	Castle Rock, CO

Home town:
Current & past employers:	Innovative Technology Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,754.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Citifinancial 8,567.77 20.99% Capital One MC 3,544.38 17.54% Capital One Visa 352.92 22.90% Medical (Biopsy) 1,200.00
What is Innovative Technology Solutions and what is your position with the company? Also, what was your delinquency 32 months ago?	ITS is a company works as a Department of Defense (DoD) contractor providing Aerospace systems design, development, integration and implementation. My title is a Systems Analyst. My primary role is a Requirements Manager for the various projects and I assist with the design of the User Interfaces. My delinquency 32 mos. ago was related to my mortgage payment. I started working for ITS on Jan 2, 2008. I was not aware of the government payment structure of new employees and that they don't pay until the end of the first month of work which put me in a bind. I am a single parent with 2 kids, at that time 7yrs. and 10mos. and don't have additional savings with day care expenses. Govt. structure was very new to me at that time and continually seems to be a new experience almost 3 yrs. in to it. If you have any additional questions, please ask.

Member Payment Dependent Notes Series 579194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579194	$4,000	$4,000	7.51%	1.00%	September 28, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579194. Member loan 579194 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,683 / month
Current employer:	Champion Pest Management, Inc	Debt-to-income ratio:	1.44%
Length of employment:	8 years	Location:	Ocala, FL

Home town:
Current & past employers:	Champion Pest Management, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > This money will be used to finally complete work on my home that has been at a stand still for quite some time. Roof, Kitchen, and complete backroom.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,482.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579308	$18,000	$14,525	15.95%	1.00%	September 27, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579308. Member loan 579308 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Veolia Environmental Services	Debt-to-income ratio:	21.23%
Length of employment:	2 years	Location:	New Hudson, MI

Home town:
Current & past employers:	Veolia Environmental Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Reason for Loan - Credit Card debt, Line of Credit, and medical bills. I would like to consolidate them together to make one payment per month with lower monthly payments Borrower added on 09/14/10 > I am currently paying more with these bills that I would with this loan. And I still have not had any late fees or missed payments. I would just like to see the monthly payment decrease. Borrower added on 09/14/10 > My employer, Veolia ES Technical Solutions is very stable. In 2009 our branch had their best year since opening up in Livonia, MI.....Even with the economy the way it is we still are making big profits. Borrower added on 09/20/10 > I can afford a monthly payment of about $550 per month with little trouble. I plan on paying this loan off in around 3 years time. Borrower added on 09/23/10 > Again the reason for this loan is to consolidate all my payments into one. The more I have funded the faster I will be able to pay off this loan. This will let all my extra money go into the loan and not paying for other bills.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1) Rent - $595/month Car - $298/month Car Insurance - $120/month Student Loan - $138/month Phone - $60/month Food - est. $400/month 2) Credit Card @ 19% - $10500 Line of Credit @ 15% - $5000 Medical Bills @ $2500 3) Yes I am the sole wage earner. I am single and have no dependents.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, all your households' expenses including if any tax liens, alimony & child-care expenses? Tx	1) Credit Card - $10500 - 19% - $340/month Line of Credit - $5000 - 15% - $110/month Medical Bills - $2500 - $150/month I have no outstanding balances. I never miss payments and never have late fees. 2) Take home pay is about $2600/month I pay no alimony, child-care or tax liens. Household expenses Rent - $595 Car - $298 Car Insurance - $120 Phone - $60 Student Loan - $138

Member Payment Dependent Notes Series 579428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579428	$24,000	$24,000	16.82%	1.00%	September 27, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579428. Member loan 579428 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Jazz Pharmaceuticals	Debt-to-income ratio:	12.95%
Length of employment:	< 1 year	Location:	Foster City, CA

Home town:
Current & past employers:	Jazz Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > We are looking to consolidate some higher interest credit card debt. We plan to pay off in advance of term as we look to get our finances in order to buy a house in the SF Bay area. Borrower added on 09/11/10 > Thank you for your questions. Please see other sponsor questions on how we will use the loan to pay off high interest debt.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,034.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding balance, interest rate and minimum monthly payment) for all debts you wish to consolidate. Who was your prior employer and for what length of time?	Thank you for your question! Here are the details of the debt I wish to consolidate at a lower interest rate. Bank of America Balance: $24,943 Rate: 24.99% Minimum Monthly Payment: $850 Secondly, I worked for Bayer in Wayne, NJ for 2 1/2 years prior to moving to the SF bay area in January. At Bayer I was in the same training function. Thank you again for your question and please let me know if I can provide any further details. Eric
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thank you for your question and interest in funding our loan. WILL be paid off with loan: Bank of America Credit Card ($23, 943/24.99%) WILL NOT be paid off with loan: Care Credit Card ($3,744/0.0%) US Bank Credit Card ($3,734/10.99%) AMEX Credit Card ($1,522/9.99%) Citi Credit Card ($1,346/12.99%) Chase Credit Card ($5,778/13.24%) Please let me know if you have any further question and thank you for your time and interest. Eric
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	I have provided lending club tax information today, which they requested for approval. There was a delay as I was traveling this week and did not have access to the info from the road. Thanks, Eric
What progress have you made in getting Lending Club to approve your Credit Review Status?	I have supplied LendingClub with the tax information they requested and did so today. Thanks, Eric
Will you accept 60% or more of committed funds to your loan if it is not 100% funded on 9-24?	I will.

Member Payment Dependent Notes Series 579448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579448	$10,000	$10,000	14.72%	1.00%	September 27, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579448. Member loan 579448 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	US Postal Service	Debt-to-income ratio:	11.82%
Length of employment:	10+ years	Location:	rosedale, NY

Home town:
Current & past employers:	US Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,116.00	Public Records On File:	1
Revolving Line Utilization:	59.40%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why was original listing canceled and removed?	The origianl listing was for a larger loan. I do not need as much.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Current APRs for debts being consolidated are 18.9% and 19.9%.
What are the interest rates of the debts you are consolidating with this loan?	APRs for debts being consolidated are 18.9% and 19.9%.
what is your public record from 90 months ago? how is work going? is the post office doing any cutbacks of letter carriers?	The post office is trying to find ways to create new revenue. They're trying to get big corporations and small businesses to utilize the postal service for all their mailing needs at discounted prices. I do not know of any carriers being terminated due to the downward spiral of the economy. However, some carrier assignments have been phased out and some adjusted to compensate for the changes. The carriers affected have been relocated to other stations. If they choose not to go then the result may be termination. To date, the carrier position is still the most secure position in the post office.

Member Payment Dependent Notes Series 579451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579451	$13,000	$13,000	15.95%	1.00%	September 23, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579451. Member loan 579451 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,983 / month
Current employer:	Carlson Companies	Debt-to-income ratio:	17.20%
Length of employment:	2 years	Location:	Rosemount, MN

Home town:
Current & past employers:	Carlson Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I plan to use this money to payoff my credit cards, my hospital bills after just having a baby and for a car repair! I am an excellent candidate for this because I have a very stable job in which I am currently the point person for training on the transition we're under going and should be promoted once the transition is complete. The loan monthly payment is only about $35 more than my minimum payments now, and I have been paying more than that in extra payments each month (typically $100+). The main reason for doing this, is I am just tired of the multiple payments and want to simplify my bills! Borrower added on 09/10/10 > One thing I should mention, in regards to my annual income, I also included my monthly child support. Once my debt is paid off, then I look forward to putting that child support to savings for college. Thanks for your consideration! Borrower added on 09/11/10 > Also, I should let you know that when my information is getting verified, my mortgage payment is split between my husband and I. I give him half of the payment each month so if you see that I did not put the entire amount down when verifying my credit history, that is why. Thanks! Borrower added on 09/12/10 > Another thing to mention, I am never late on my monthly payments. I pay everything about a week or two in advance and for my credit cards, I always try and pay something extra to pay them down faster.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	32
Revolving Credit Balance:	$12,474.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I will be paying off 3 of my visa/mastercard credit cards: 1. $2231 - 14.15% 2. $2273 - 22.00% 3. $6622 - 16.24% I realize most of these have lower interest rates than the loan I am requesting, but like I said in my description, I much prefer to have just one payment! The remaining amount will go towards a major car repair that I need by the end of the month and whatever is left I plan to put towards some hospital bills. The only things that won't be paid off with this loan are my car loan and my student loans since those have significantly lower interest rates. Thank you for your interest!
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Hello, I am not the sole wage earner, I am married. My half of the mortgage is $660, my car is $340, my half of the utilities, insurance, cable/internet, food is $525 and my childcare expense is $420 per month. I have never been delinquent in any of my payments, and if you choose to fund my loan, it will definitely make you money! :) haha I simply just want one payment vs. 3 and I will have no problems paying this loan. Thanks for your question!

Member Payment Dependent Notes Series 579482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579482	$10,000	$10,000	17.93%	1.00%	September 22, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579482. Member loan 579482 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Mels Drive In	Debt-to-income ratio:	16.24%
Length of employment:	4 years	Location:	Daly City, CA

Home town:
Current & past employers:	Mels Drive In
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I need this loan because i am very tired to pay 15 different loans every month. Instead i would like to have only one monthly payment.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,130.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Mel's drive Inn? (2) Transunion Credit Report shows $16,130 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $5,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Hello, thank you for your interest. 1. My current position at Mels Drive In is a Restaurant Manager. 2. My currently payments are about 3,310 per month, that includes all my payments. Rent, car loan, insurance and credit card bills (which is about $1500). My currently debt's are more than 16,130. I am behind on my payment like car payments, car insurance, health insurance, phone bills, home bills etc. If I am not gonna be able to get loan I would have to use the rest of my available balance on my credit card to pay off my debt , other wise I will lose my car and insurances, since I was late with insurance payment, they want me to pay all the remaining balance on insurance in order to keep it. I had an emergency family citation, my mom went through main surgery, where I needed to help her with that medical bill, that's where it all started. 4. With 1 fixed payment it would definitely help me to get back on track and do more than a min payment to close all my debt. If my payments are about $800 per month, I am pretty sure I'ii be able to do little more than min payment, I am planing to keep this account active to from 28 to 36 month.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello CriticalMiss Here is my debt list. 1. Car Insurance payment - $1790 2. Car payment $408 2. Bank of America credit card - $4198 and 20.99% 3. Wellsfargo credit card - 3867 and 17.74% and 25.24% 4. Chase credit card - $1772 and 23.24% 5. Another Chase credit card - $2953 and 18.24% and 23.24% 6. Usairway Master card - $1465 and 7. Wellsfargofinancial card - $324 and APR is about 25% 8. Another wellsfargo financial credit card - $ 2368 and APR about 25% 9. Bloomingdales credit card - $886 and APR about 23% 10. Victorias's credit card - $250 and APR is about 22% not sure exactly 11. At&t internet - $198 12. At&t cell phone - about $200 13. Water and garbage bill - $140 I will use requested loan from you to ray off all these debts. Thank you for your interest Kind regards
Loan listed 6 days; 74 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	hello, I did contact one of Credit Reviewer and talk to her. i explained that I gave W2 to my Tax agent, She said that i need to request it from my payroll manager, and i did. Lending club representative also told me that i have to submit before loan expiration date. My requested W2 and my last pay check will be ready on Monday, September 20th. That's the date i will submit my last paycheck and W2 for 2009.

Member Payment Dependent Notes Series 579536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579536	$6,000	$6,000	18.30%	1.00%	September 27, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579536. Member loan 579536 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	6.43%
Length of employment:	< 1 year	Location:	GRAND RAPIDS, MI

Home town:
Current & past employers:	TIAA-CREF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,727.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TIAA-CREF and where did you work prior to that?	I am IT Programmer @ TIAA-CREF; I worked with Meridian Technologies prior to this.

Member Payment Dependent Notes Series 579592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579592	$12,000	$12,000	11.49%	1.00%	September 24, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579592. Member loan 579592 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	CNI	Debt-to-income ratio:	9.48%
Length of employment:	10+ years	Location:	Albuquerque, NM

Home town:
Current & past employers:	CNI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > I will be paying off two high interest rate (+20%) credit cards with this loan. I do not have trouble making the payments now, I just don't like paying out so much in interest.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	41
Revolving Credit Balance:	$16,776.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CNI and what do you do there?	CNI stands for Chickasaw Nation Industries. It is a tribally owned contracting company that contracts with several federal agencies such as NASA, DOE, DOD and DOI. There are several others listed here: http://www.chickasaw.com. I am the IT manager here in Albuquerque for the western region (our corporate offices are located in Norman, Oklahoma). I am also the Facilites Manager for our three sites here in Albuquerque. I have been with the company for 10 years and have recieved several IT certifications in that time so my credentials are often used to win contracts with federal customers.
can you explain the delinquency 41 months ago in your credit report?	The forgot to pay the American Honda payment and I remember I had a busted water heater line around this time. It took me a little while to get back to normal and I had misplaced a few things. (I have an inset living room and it was full). Luckily I am pretty good with my hands so any damage I had I repaired myself. The most recent late payments happened because I started to"go green" and reduce all the paper bills. Then I forgot to check the email account I setup to receive the ebills. I reverted back to paper after that.

Member Payment Dependent Notes Series 579641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579641	$8,000	$8,000	13.61%	1.00%	September 27, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579641. Member loan 579641 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Jenny Craig International	Debt-to-income ratio:	9.46%
Length of employment:	10+ years	Location:	Cranston, RI

Home town:
Current & past employers:	Jenny Craig International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	72
Revolving Credit Balance:	$15,280.00	Public Records On File:	1
Revolving Line Utilization:	73.60%	Months Since Last Record:	21
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 579674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579674	$25,000	$18,900	20.90%	1.00%	September 27, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579674. Member loan 579674 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,750 / month
Current employer:	MFS Investment Management	Debt-to-income ratio:	12.33%
Length of employment:	5 years	Location:	Boston, MA

Home town:
Current & past employers:	MFS Investment Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$27,297.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why, with your income do you (1) need this loan, and (2) have almost 30k in revolving debt?	Work for an asset manager, large portion of income is once a year bonus payment, freeing up some cash flow/tyring out the site. Revoling is credit cards and a 3 year new car lease.
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	My income has been verified. Thanks
I'm interested in investing in you but I have a few questions I would like answered first. (1) Your Gross Income is listed at over $12k/month. I'm assuming this number is calculated by inlcuding the one time yearly bonus you receive. What is your gross monthly income NOT including your bonus? (2) You show 15 open lines of credit. Please list the balances and rates on these lines and if you plan on closing any of them once they're paid off. (3) You applied for a five year loan, how long (in years) do you plan on keeping this loan for?	1) 10k, 2) 10 3) 3 years. Thanks

Member Payment Dependent Notes Series 579836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579836	$20,000	$14,000	15.21%	1.00%	September 27, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579836. Member loan 579836 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Wiseway Motor Freight	Debt-to-income ratio:	13.28%
Length of employment:	4 years	Location:	rush city, MN

Home town:
Current & past employers:	Wiseway Motor Freight
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,164.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
To enable investors to make an informed decision, please provide a detailed loan description.	for home improvement, such as a gas fireplace, new lighting in kitchen, granite countertops, etc..
My questions: (1) Brief description proposed home improvement $20K loan will provide? (2) What is current position (Job/What you do) for employer Wiseway Motor Frieght? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	for gas fireplace, granite countertops, new lighting in kitchen, painting and repair settling cracks, other small jobs. My current position is company Driver(Truckdriver). I will probably carry the loan to term. If I do payoff early it won't be for at least 4 yrs.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	OK I will call. U have to understand I am working as an Over-the-Road Truck driver and can't immediatley respond to any or all E-mail questions. thank you
Loan listed 4 days; 12 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I have faxed my W2's, last 2 pay stubs and have completed all verifications. I have not been contacted by the credit dept for any further documents. if anything else is required they need to contact me..

Member Payment Dependent Notes Series 579837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579837	$13,000	$13,000	11.12%	1.00%	September 27, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579837. Member loan 579837 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Lawrence Public Schools	Debt-to-income ratio:	16.77%
Length of employment:	10+ years	Location:	newton, NH

Home town:
Current & past employers:	Lawrence Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I appreciate your consideration and I am happy to answer any questions that may still exist. I have been at my job for 12 years and in this economy, my job is as secure as you can get. Since you will be withdrawing the monthly payments, I will ensure that the money is in my bank account through payroll deductions. For your piece of mind, you will know that I will never be late or miss a payment because the money comes right out of my check and you withdraw the monthly payment. Thank you again for considering funding the remainder of my home improvement project.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1967	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,183.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Brief description proposed home improvements $13K loan will provide? (2) What is current position (Job/What you do) for employer Citigroup Lawrence Public Schools? (3) Transunion Credit Report shows $11,183 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) Money will go towards new roof on existing dwelling as well as completion of a kitchen addition. (2) I am a curriculum facilitator for the Lawrence Public Schools. I provide professional development and support for curriculum initiatives. (3) I spend approximately $500 per month for credit card debt. (4) I expect to pay off this loan in 4-5 years.
Loan listed 5 days; 25 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I faxed my paystubs yesterday. Today, received request for 2009 W-2. Will fax tomorrow. I believe that contact from credit reviewer has been sufficient. I have received emails and phone calls reminding me of document requests. I have complied with requests as quickly as possible. I have not initiated contact because I have had daily requests for information. I am following the process. Thank you for your suggestions.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Our mortgage is $2000 per month. Total cost for utilities, credit cards, etc averages around another $1500 per month. However, my husband's income factors into those payments.
Please verify your income through Lending Club.	I faxed paystubs and my 2009 W-2 last week. I am on salary making just over 83,000 per year from Sept. 1 to June 30th as I am employed by a public school system as a curriculum facilitator. If you require further documentation, please advise.

Member Payment Dependent Notes Series 579958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579958	$12,000	$12,000	10.38%	1.00%	September 23, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579958. Member loan 579958 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,128 / month
Current employer:	Weco Manuufacturing	Debt-to-income ratio:	13.37%
Length of employment:	10+ years	Location:	Red Creek, NY

Home town:
Current & past employers:	Weco Manuufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,725.00	Public Records On File:	1
Revolving Line Utilization:	60.40%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Weco Manuufacturing?	Type your answer here. i've been employed at Weco for over 24 years.In That time i have gone from setting up and running cnc lasers and turrets, to being promoted and trained to layout and program these machines.I also help with customer scheduling and engineering questions on blue prints.

Member Payment Dependent Notes Series 580047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580047	$22,000	$22,000	21.64%	1.00%	September 23, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580047. Member loan 580047 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	FRBSF	Debt-to-income ratio:	14.13%
Length of employment:	2 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	FRBSF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I emailed my 12/31/09 and 9/15/10 pay stubs to Lending Club.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	47
Revolving Credit Balance:	$20,098.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current employer FRB-SF? a-n-d Your position there? (Job/What you do) (2) Transunion Credit Report shows $20,098 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My current employer is the Federal Reserve Bank of San Francisco. I am an bank examiner in the Banking, Regulation, and Supervisory department, working in the safety and soundness area for community banks. None of my debt is from a Home Equity Line of Credit. I am currently paying approximately $1,100 in credit card/installment debt to be consolidated in this loan. Thus, the consolidation would save me almost $300 per month. Because of the significant monthly payment amount, I anticipate I will need the entire three years in order to pay-off loan. At this time, I anticipate using the full 36 month term. My objective is to be rid of all credit card/installment debt over a reasonable length of time.
What were the 5 inquiries into your credit in the last 6 months? Where did you work before the FRBSF? What is job security like in your position? Thanks	The five inquiries are for applications for a mortgage I believe. I will have to check my credit report to be certain, but I was planning on selling a home I own that my uncle lives in and buying a condo for him. I was buying the home through fannie mae's Homepath. Homepath has a restricted number of lenders. I applied with a few of them. I was approved for the loan. The home I was seeking to buy went to auction through the Homepath program and required 100% cash to bid. Since I was financing the home, I was unable to bid at the auction. Before FRBSF, I worked in the same position for 8 years with the State of California. In total, I have been in the industry for over 10 years. While I cannot predict with certainty job security, I can say that with the economy in a slow recovery the demand for bank examiners will most likely continue to be high for an extended period of time--certainly over the life of this loan.
ok thanks. please verify your income with lendingclub. if you put little status messages in your loan description (e.g. "faxed paystubs") it would help us.	I emailed my 12/31/09 and 9/15/10 pay stubs to the Lending Club.
What was your delinquency 47 months ago?	The delinquency was an oversight on my behalf. I thought I had made the payment, but somehow I overlooked making the payment one month. It was simply bookkeeping error on my part and not the result of lack of ability to pay.
Your profile says you rent. You say that you own a home that your uncle lives in and that you were planning to sell that property and use the proceeds to "buy a condo for him." Then you go on to say that you were frustrated in your attempt to buy "the home." What exactly do you own and what do you live in?	I live in a rented apartment, but I own two homes. My aunt lives in one home, and my uncle lives in the other. My uncle wanted to relocate closer to his grown children. I was moving my uncle from one home to a condo in another city.
Loan application shows Income Verification completed (check-marked); but Credit Review Status shows "In Review". Credit Review process ONE-HALF way completed. Credit Review Status needs to be completed, upgraded to "Approved" for promissory note to be issued later and, after loan funds, net $ deposited into your bank account. Follow-up with Home Office Credit Reviewers (support@lendingclub.com 866-754-4094). Member Support Department open Mon-Fri 8 AM-5 PM; closed Sat/Sun, CA/US Holidays for live telephone calls; answering/fax machine available 24/7. Emails answered 24/7. Loan listed 4-days, 24-pct funded. After Credit Status "Approved" loan will attract more lenders and their funding $ will increase accordingly. Lender 505570 USMC-RETIRED Virginia Beach, VA	OK. I travel for work and will not be home until tomorrow to fax my tax returns. Otherwise, all documentation has been submitted.
What is your equity in the two homes, is it positive or negative? How much? Details would help lenders understand your situation better. My lending decision is pending more details. Thanks.	One home, the one my uncle lives in, is valued on Zillow at $102,000 and Cyberhomes at $84,000. I owe $81,444. The othe home, my aunts, is valued on Zillow at $117,500 and Cyberhomes at $98,000. I owe $101,000. So both have alittle equity to 100% LTV depending on what valuations service you use.
Does your aunt and uncle pay rent to you? And if so, is there additional income to be listed above?	Yes, my aunt pays $500 per mo. My uncle is not paying at this time, but will pay $400 - $500 in the near future. This is additional income to my pay at the FRBSF.
r u a 1 or 2 income family. what is ur monthly gross income	I am a one income family. My monthly gross salary is $9,650. Plus, I earn approximately $10,000 per year in travel and other bonuses. I also receive $500 per month in rental income from my Aunt.

Member Payment Dependent Notes Series 580281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580281	$14,500	$10,975	17.56%	1.00%	September 27, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580281. Member loan 580281 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	john hopkins bayview medical center	Debt-to-income ratio:	13.91%
Length of employment:	10+ years	Location:	baltimore, MD

Home town:
Current & past employers:	john hopkins bayview medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > thanks for allowing me to apply for a debt considation loan Borrower added on 09/13/10 > i have been on my job for 10 years, have good credit, i pay my bills on time.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,194.00	Public Records On File:	1
Revolving Line Utilization:	49.60%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at john hopkins bayview medical center?	Type your answer here.certified medical assistant
Hi there, I am interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) What is your home currently worth? use zillow.com for a free estimate 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance: Citi Visa $2000, 23.9% APR, $200 per month 4) What is the public record 97 months ago? There are hundreds of people applying for funding on Lending club and we see a condensed credit report. The answers to these questions will help me and others decide which people to invest in.	Type your answer here. 50,000 89,000 sears 18% 165.00 mastercard 24% 150.00 american general 21% 150.00 just an estimate on rates thanks Monica
What is the public record on file from 97 months ago?	unsure, thanks Monica
What are the interest rates of the debts you are consolidating?	Type your answer here. 18%, 21%, 23%, just an estimate, Monica
What is your monthly budget (mortgage, car, insurance, credit card payments, food, entertainment, etc.)? Public records include information like bankruptcies, judgments, tax liens, state and country court records, and, in some states, overdue child support. Does that help you to figure out what your public record on file is?	Type your answer here. mortgage 667.00,life insurance 35.50, credit cards 300.00,food 100.00,

Member Payment Dependent Notes Series 580344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580344	$20,400	$16,775	16.32%	1.00%	September 27, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580344. Member loan 580344 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Advertising Specialty Institute	Debt-to-income ratio:	9.84%
Length of employment:	2 years	Location:	Yardley, PA

Home town:
Current & past employers:	Advertising Specialty Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I wanted to thank those investors who have already committed some funding to my loan application. This is the first time I have made such a request, and although I am not behind in any of my credit card payments so far, I face a 20+year "tunnel" of repayment due to the high interest rates, as opposed to the 5 years that is possible through the Lending Club. While the debt I have incurred is fully my own responsibility, the opportunity to have a clean financial slate is something I would be grateful for, and would work aggressively to pay back. I have had a secure job position for over two years, with a budget that would enable me to make the 60 payments laid out by the Lending Club. Thank you for your consideration of this loan application. Borrower added on 09/27/10 > I'm sorry, I realized I forgot to answer the second part of the last question submitted. Honestly, I don't have much by way of savings, but I have tried to pay above the minimum on my cards when possible, even if it's just been $10. or $15. dollars. So it would have been possible to continue to eke along that way, but the main advantage and appeal of taking a loan through Lending Club was to attack the debt more aggressively, in order to pay it off in a shorter amount of time through a lower interest rate. I hope that answered your question. :-)

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,228.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Advertising Specialty Institute and what do you do there?	Advertising Specialty Institute provides a comprehensive database (in a printed and online format) with information on suppliers and manufacturers of 'imprintable' items, so that distributors can find the best prices and sources to have custom products made and/or imprinted with their company logo. My job is in quality assurance, I check the product descriptions and prices for accuracy for our database and make corrections when necessary. I have been working here for the past 2 years, but also worked here for an additional 5 years prior to doing some overseas work. Please let me know if there are any other questions I can answer for you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Hello Desk8149, Monthly Expenses: -rent: $300. (I live with my sister, who owns the house and we share food/utility costs, we are both single adults) -car: $236. -car insurance: $99. -electric: varies, approximately $75. -phone-internet (bundled): $109. -food: varies, approximately: $120. no child care costs 2. Credit card payments -American Express: $8,191. (18.74% interest) -Mastercard: $1,900. (24.9% interest) -Visa: $6700. (24% interest) -Department store credit: $500. (unsure of interest rate here, would need time to check, but can follow-up if needed) 3. I am the sole wage earner but have no dependents. Please let me know if I forgot something, or can answer any other questions. Thank you.
Just one more question: How much are you currently paying monthly on these credit cards? And what is your plan to stop using credit cards?	Sorry for the delay in responding, I just got your question a short while ago. I try to pay a little over the minimum payments on all cards, which is about $75. on the Visa, $50. on the Master Card, $200 on the American Express, and on the 3 department stores (which total $500): $25., $15. and $10. My plan for becoming (and hopefully remaining) debt-free, actually started a few months ago when I realized I was on a road to accruing more debt than I could pay off in a lifetime. When you see that note on the top of your statement saying, 'with minimum payments, you will have paid this off in "23 years', you realize you're becoming an indentured servant to the piece of plastic. So I started keeping a written record of all my expenditures, and designating how much money is actually 'free' to use each month. With a credit card, it was easy to think, I'll just use this now and pay it back out of my next paycheck, only something else always 'came up' for the next paycheck, and before I knew it, each paycheck was already accounted for. So, to answer your question, and sorry for the long answer, my plan is to not use credit cards for any 'iimpulse' spending that I do not have the cash for, and continue charting my monthly bills and keeping a budget, so I can live within my means. The necessity of doing this has become very clear to me, and I've already begun to implement those changes in my life. thanks for your time in asking this question and reading my response.
Currently, you make minimum payments that total about $375. Your new payment with this loan will be about $500. That's a $125 difference per month. How can you assure Lending Club investors that this $125 additional commitment per month will not be a problem over the next 5 years? Of your current savings, are you putting anything towards these cards immediately?	I've probably spent hours checking and re-checking my own numbers to make sure that the monthly Lending Club repayments will fit into my budget, and each time I do, the budget works out. Although it will be a little more than the minimums I'm paying now, and a little less room for splurges, that is the sacrifice necessary to have the debt paid off in 5 years, as opposed to three of four times that. The other factors that I weigh (that might be assuring to investors too), is that I'm scheduled for a raise starting in October, which will help make up some of the difference, and November to April is our busy season at work where overtime is always available, so there are consistent opportunities to work longer hours if needed to pay my bills. I'm also fortunate in that my next two biggest expenses (rent and car payment) are made to gracious family members (sister and mom), and while I take those obligations as seriously as if they were to any bank or lending institution, there is still an added measure of security in knowing that if any unforeseen financial circumstance should arise, I'm not facing either eviction or repossession if I can't make a payment. In other words, if things are tight, I am able to make my Lending Club repayment a priority over even rent and car payments. Thank you, (and thanks again to the many Lending Club members who have been willing to take on my loan as an investment).

Member Payment Dependent Notes Series 580355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580355	$12,000	$12,000	13.23%	1.00%	September 23, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580355. Member loan 580355 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	NYS Department of Taxation and Finance	Debt-to-income ratio:	22.94%
Length of employment:	< 1 year	Location:	Congers, NY

Home town:
Current & past employers:	NYS Department of Taxation and Finance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I have a stable job for the state of new york. I pay all my school loans, my bills on time regardless of what balances they have. I pay more than the minimum. Everytime I have extra money after living expenses are taken out, I make sure to pay as much as I can towards my debt. As far as the loan is concerned I am using the funds to lower some of my credit card balances so that they can lower my apr and interest rates on them. I am also using the funds to apply for us citizenship and they increased the fee for the application. I am also using the funds to fix my car and get it ready for the winter. I had the same car for 5 years now and it has 140,000 miles on it and i need to get some new tires, a tune up done, my brakes done, my bumper fixed after a big animal hit my bumper. I need to help a family member in need and there is no one else they can turn to but me and I will be using the funds for that purpoise as well. Thank you for your help and investment on me. I will not let anyone down. I will pay on time and there will be always reserved funds to pay the monthly payment. Thank you!!!! Borrower added on 09/16/10 > All funds are needed a week before September ends so that I can get all the necessary debts and expenses paid for. As well as helping my family member out. Thank you for everyone's contribution and who ever else that will be investing in the future. Borrower added on 09/20/10 > Thanks for everyone's investment... We are halfway there. Lets get this loan funded. Thank You!!!

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,147.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have 2 credit cards that have outstanding balances I want to chop down.Also I needed some extra cash at the moment to try to fix my car and get it ready for the winter and the mechanic wants money right away and i dont have that kind of money. I am trying to boost up my credit so i can use this year to build money to pay for the loan I am taking out and as well as saving some money to maybe afford a house. I have been saving some money but lately expenses keep piling up, therefore i need to just chop down some debt and start all over again. I have to help out a family member in need as well. I am never late with any of my payments for any credit card or student loans I have.
All Lending club loans feature NO $ penalty for early payoff? You initially selected 3-years payment terms. In YEARS, realistically how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED6	I am not really sure how long exactly it really depends on my situation at the moment.

Member Payment Dependent Notes Series 580390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580390	$15,000	$15,000	13.98%	1.00%	September 22, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580390. Member loan 580390 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,676 / month
Current employer:	Free Time Hobbies	Debt-to-income ratio:	14.20%
Length of employment:	4 years	Location:	Blue Ridge, GA

Home town:
Current & past employers:	Free Time Hobbies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Paying off all credit cards Borrower added on 09/14/10 > My job is very stable. We have grown over 50% the past 3 years, and we are on target to do so again this year. Borrower added on 09/14/10 > Job is very stable. Small business that has grown 50% + for the past 3 years straight. We are on target to do it again this year and we are not slowing down at all. Borrower added on 09/14/10 > I have excellent credit and have never missed a payment for anything Borrower added on 09/17/10 > Very stable job. Never missed a payment for anything.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,320.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Free Time Hobbies and what do you do there?	Free Time Hobbies is an online hobby store that sells hobby items to collectors all over the world. We also have a retail location in Blue Ridge, GA. Die Cast Alley and Free Time Trains are two other stores that we own. Our websites are.... www.freetimehobbies.com www.diecastalley.com www.freetimetrains.com I am the manager of www.freetimehobbies.com and also the retail location.
Your loan description says you'll be "Paying off all credit cards" yet your credit report shows a Revolving Credit Balance of $18,320.00. Can you please itemize the debts you'll be paying off (and their interest rates) along with explaining the disconnect between your loan description and the revolving credit balance?	The revolving credit balance is because 2 of the credit cards I have are actually company credit cards that I do not pay off with personal finances, but the card is still in my name. I have 5 personal credit cards that I will be paying off with this loan and then terminating my account with all but one of them.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The revolving credit balance is because 2 of the credit cards I have are actually company credit cards that I do not pay off with personal finances, but the card is still in my name. I have 5 personal credit cards that I will be paying off with this loan and then terminating my account with all but one of them.

Member Payment Dependent Notes Series 580436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580436	$13,000	$13,000	10.75%	1.00%	September 22, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580436. Member loan 580436 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	23.71%
Length of employment:	n/a	Location:	Monroe, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > To pay off all credit cards

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,695.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Pension ,Social Sericuty disabily and some work is source of income
What are the interest rates of the debts you are consolidating?	.start at 15% to 19%

Member Payment Dependent Notes Series 580454

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580454	$25,000	$25,000	16.32%	1.00%	September 22, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580454. Member loan 580454 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	11.85%
Length of employment:	2 years	Location:	NORTH READING, MA

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I am just in need os a short term debt consolidation loan. I have a very good track record and household income in top 1% of country. Loan will be paid off within 12 months. Borrower added on 09/15/10 > I have a very stable job in an industry in high demand. I pay my bills on time and have a good credit score. I am getting married next month and my wife has income of $200k+. Household income is $500k+.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	36
Revolving Credit Balance:	$111,189.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PricewaterhouseCoopers?	I am a Managing Director within their advisory practice.
What are the interest rates of the debts you are consolidating?	They vary but in general they range between 17-23%
Do you have any reason to believe you'll be leaving Price Waterhouse Coopers within the next 18 months?	I have no intention of leaving Pricewaterhouse anytime soon and am in very good standing with the firm.
can you explain the delinquency in your credit report 36 months ago? Your credit report shows $111K of debt? can you explain the composition of it eg. credit card, heloc, etc.	Happy to explain. I was divorced in 2006. My ex-wife and I have a good relationship and still owned a few things jointly. Unfortunately she let a payment slip on one of those items. I took it over so it would not happen again. In terms of the $111k in debt, ~60k is an equity line on my ex-wife's home. The remaining amount is a combination of credit cards and a lease on my car. I am in the process of paying the $51k off. My ex owns the other $60k. We will be refinancing that equity line shortly to remove my name completely from it. I have a plan to have all of my debt besides my mortgage completed paid off within 12- 15 months. Please let me know if you need further information.
While you do appear to earn a most enviable salary, you also have a very large revolving credit balance and it's not clear to me how someone in your income bracket would need to take an unsecured loan at more than 16%. Can you please describe what this loan will be used for and why you've chosen LC to get the loan? What does the large revolving credit balance consist of?	Thanks for the question. Happy to answer it. I believe I answered a previous question that broke down the credit balance. It consists of about 60k that is an equity line on my ex-wife's home, a lease on my car and the rest is credit cards. The credit card debt was accumulated duirng a divorce. I have two children and wanted to make sure my divorce was as positive as possible. I bought my ex a huge house in the next town over and kept my current home so that my children would have a very familiar place to visit me. My salary has allowed me to support both homes and pay down some of the debt. Two years ago, I made a huge investment in a bar/night club in Boston that is very profitable. The investment was a timing thing and while I had planned to pay off the debt with savings, I made the decision to make the investment and carry the debt. The bar has paid off but now I am focused on getting rid of all my debt. I recently spent some time with a friend who has inspired me. He is completely debt free. Sorry for long winded explanation. While I could afford to pay this off with my salary over time, mentally I would rather stop paying credit card companies/banks interest and have the accounts go to a zero balance ASAP. I am tryng to get my credit score to 800+ and want to be in a place where I own everything and owe nothing. This loan, while at a 16% rate will help me do that quickly. I have no intention of carrying this loan for 3 years. It will be paid back quickly. In terms of why Lending club, I really like the concept. I came across this firm and others during my consulting in the financial services sector and was intrigued. Unfortunately my state does not allow me to currently be a lender but I am hoping that will change very soon as I think this represents a great diversification to some of my other investments. Hope that helps.

Member Payment Dependent Notes Series 580465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580465	$15,000	$15,000	15.21%	1.00%	September 22, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580465. Member loan 580465 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,132 / month
Current employer:	Furniture Marketing Group	Debt-to-income ratio:	19.10%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	Furniture Marketing Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Loan to pay off debt from divorce Borrower added on 09/13/10 > Pay off credit card debt accrued from divorce

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,044.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Furniture Marketing Group?	I manage accounts which means I develop and execute plans to drive new opportunities within my market and create strategies and activities that will result in the profitable growth of business within my existing accounts.
I am interested to help fund your $15,000 loan. My questions are: [1] Transunion Credit Report shows the $34,044 Revolving Credit Balance. (a 89.60 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision	The other portion of what I owe is on a low apr (14%) for the life of the balance. My minimums per month are currently $1000, but I am paying $1500 so that the high interest revolving balances (which is what this loan is to pay off) will go down. By obtaining this loan, I will be able to pay off all of my debt in under 3 years by paying the same amount that I currently pay. I have no other loans or payments other than rent. I plan on paying more per month and want to have it all payed off in 2 to 2 1/2 years. I hope that this information is helpful.

Member Payment Dependent Notes Series 580636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580636	$12,000	$12,000	7.88%	1.00%	September 27, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580636. Member loan 580636 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	First Baptist Church	Debt-to-income ratio:	10.14%
Length of employment:	10+ years	Location:	Robertsdale, AL

Home town:
Current & past employers:	First Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > This loan will be used to consolidate debt into a three year plan to be debt free.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	6
Revolving Credit Balance:	$26,519.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at First Baptist Church?	Senior Pastor
Your credit history shows a delinquency six months ago. Can you explain what happened there?	that was a card that I opened on a promotion for air miles and never used the card. They charged an $85 fee which I was unaware of and I refused to pay the balance. That is the only issue I recall.
(1) Your profile shows that you had a delinquency 6 months ago. Please explain why? (2) You are also showing that you have 19 open lines of credit. please list all the balances and rates for your debts as well as if you plan on closing any of these lines once they are paid off. Thanks in advance for your reply.	Delinquency was a cared I opened and never used and they charge an annual fee that I was unaware of and I refused to pay. I have three balances open on my cards.
Can you tell me why you have so many credit cards?	open accounts over the years: balance transfers, no interest six months purchases etc and never close them though I do not use them any longer.

Member Payment Dependent Notes Series 580637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580637	$24,000	$21,825	13.61%	1.00%	September 28, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580637. Member loan 580637 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	American Society of Interior Designers	Debt-to-income ratio:	5.16%
Length of employment:	1 year	Location:	Manassas, VA

Home town:
Current & past employers:	American Society of Interior Designers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > This loan is to completely kill all of our credit card debt! Our credit cards and interest rates are as follows: Bank of America (mine) - $8500; 18.99%; $200/month MBNA (wife's) - $14000; 15.99%; $300/month MBNA (mine) $1600; 13.24%; $100/month At least two of these credit cards are being closed the moment they are paid off. Our jobs are very secure, my wife is a tenured teacher in the county school system. I am a government affairs professional with a very stable professional association in DC. We own our home. Anything else, just ask! Borrower added on 09/14/10 > Revolving Debt - Apparently a HELOC on a rental property is being counted in my revolving debt total. Credit card amounts have already been listed, the HELOC has a balance of $38000. Not sure why it calculated that way, but the HELOC has a minimum payment of $80 a month, we pay $100, and prioritize the higher interest rate credit cards.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,635.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	The loan is already above 60% and as a borrower you have no choice. Once it hits that threshold you are committed. So, invest away, your money is safe with me at 13.61%

Member Payment Dependent Notes Series 580714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580714	$4,000	$4,000	17.19%	1.00%	September 22, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580714. Member loan 580714 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	n/a	Debt-to-income ratio:	12.35%
Length of employment:	n/a	Location:	Martinsville, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I need this loan to pay for dental work we need

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,140.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your income from? and what are your monthly expences	My income comes from 2 sources. 1--$1,198.00 every 3rd of the month from SSD. 2--$600.00 bi-weekly from NY. State Comp. To answer the last question: My monthly expenses are: $1,200 including my mortgage

Member Payment Dependent Notes Series 580721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580721	$16,000	$12,950	16.32%	1.00%	September 28, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580721. Member loan 580721 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	pnc investments	Debt-to-income ratio:	3.69%
Length of employment:	9 years	Location:	cincinnati, OH

Home town:
Current & past employers:	pnc investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I owe 218k on loan. Probably worth 200-220 range. First mortgage is 200k at 4.5%.2nd mortgage is 18k at 9%. Total payment is about $1530 per month. Also, have roommates that give me $800 per month total.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,526.00	Public Records On File:	1
Revolving Line Utilization:	53.80%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating?	$12,000-24%, $3500 - 22%
My questions: (1) What is current position (Job/What you do) for employer PNC Investments? (2) Transunion Credit Reprt shows $14,526 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) (4) Answer earlier email Subject: 1 Chaper 7/11 Personal/Business Bankruptcy Public Record on File 106-months ago? What was final disposition? Thanks for answers. Lender 505570 USMC-RETIRED	Financial advisor. Plan on paying loan off over 12 months, not longer than 18 months. chapter 7 was discharged.

Member Payment Dependent Notes Series 580731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580731	$25,000	$25,000	15.95%	1.00%	September 27, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580731. Member loan 580731 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,983 / month
Current employer:	Booz Allen Hamilton, Inc	Debt-to-income ratio:	17.95%
Length of employment:	2 years	Location:	Columbia, MD

Home town:
Current & past employers:	Booz Allen Hamilton, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I'm looking to consolidate all of my credit card bills and then go cash only.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	46
Revolving Credit Balance:	$28,330.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating?	29.99 and 24.99.
What do you do at Booz Allen Hamilton, Inc and where did you work before that?	I lead a software development team that deals with information assurance topics. Before Booz Allen, I worked for CDI Marine writing software for the Navy.
My questions: (1) What is current position (Job/What you do) for employer BAH? (2) Transunion Credit Report shows $28,330 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm an Associate and I've been with Booz a little over 2 years now. I'm a technical lead (software developer) working on software that addresses information assurance concerns. I'm also the subject matter expert for the software and the clients are very pleased with my work so my job is very stable. My current total credit card debt is $28,330. None of that is a HELOC. The reason the loan is for less than the total amount is first the total allowed by Lending Club is $25,000 and secondly the remainder on a card at a lower interest rate than this loan. Because I pay more than the minimum on every card I've been paying about $1350 a month for all my credit cards. I also pay $372 dollars a month for my student loans, $226 a month for my vehicle. I would like to have this loan paid off in 2 years, however if unexpected expenses occur I may have to keep it active for the full 3 years.
First I am glad to see you are ridding credit card debt and opting to use cash instead. Smart move. I would like to fund your loan to help you reach your goal. First, may I ask how you acquired this amount of credit card debt, and also inform me/us what habits and/or lifestyles you have changed in order to receive positive cashflow at the end of every month? Obviously I'm looking for a change in the pattern of your living to see that you will not continue to accumulate debt, but are indeed on your way to eliminating the debt. Thanks, and good luck!	I acquired the debt in a number of ways but primarily it was buying things I didn't really need like a third monitor, a new surround sound system, etc. I also used to eat out a lot because cooking for one isn't much fun (however it is a lot cheaper I've found). I was also doing a lot of unnecessary traveling between my apartment and my parent's house in PA that was around $80 in gas round trip. I've since cut a lot of the things I was doing to accumulate the debt in the first place, I've also make more now than I did when I accumulated a lot of the debt so that helps as well. I don't buy a lot of new things anymore. I eat out maybe 2 or 3 times a month and I try to limit the number of trips I make home to 1 a month or else I try to ride my motorcycle to save on gas (it's $36 round trip). I've also gotten to the point where I'd like to see more of my paycheck go in my pocket than into the pockets of the banks (though I like the Lending Club idea). It would be nice to get out of debt and maybe come back and start investing back into Lending Club some of the money I'd have if I wasn't paying all the credit card bills. Hopefully that answers your question.
Do you currently hold any security clearances at your job at BAH?	Yes. Though I won't elaborate on the exact type I hold.

Member Payment Dependent Notes Series 580792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580792	$7,800	$7,800	11.86%	1.00%	September 27, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580792. Member loan 580792 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	1 year	Location:	phoenix, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > This loan will be used to advance my voice over career by funding the recording equipment that will be used in my sound booth that is currently under construction. This is a smart move in the voice over industry that will allow me to record work and auditions for myself and for others instead of paying a separate recording studio. With this equipment; I will also be able to obtain more work out of state being that my resume includes self-directed audio books and commercials.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I do voice over production full time now. Production includes commercial script directing and the voice overs themselves. Thank you.
What other expenses do you have? how much rent? any student loans? Credit report says no credit card balance, do you not use them or pay off every month? Thanks!	Hello, My total monthly obligations including rent, car insurance, personal loan payment and cell phone add up to about $625.00 per month. My personal loan payment mentioned is $100 per month with a $350 balance due. I have no other debt. My sound booth is currently being built in a guest home on a family members property which I rent for an absolutely amazing deal. $200 per month. I do have 1 emergency credit card I have not used in about 2 years. I have no other credit cards and I will not be getting any more. Including Gas, miscellaneous and the expenses I mentioned I spend about $1,000 every month and save the rest to invest in my voice over business.

Member Payment Dependent Notes Series 580898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580898	$10,000	$10,000	13.61%	1.00%	September 22, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580898. Member loan 580898 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	InVisage Technologies Inc.	Debt-to-income ratio:	8.05%
Length of employment:	< 1 year	Location:	Newark, CA

Home town:
Current & past employers:	InVisage Technologies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,509.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi, Thank you for your interest in financing my Loan, *1. Credit Card (CitiBank) / $5177.00 / 23.99% *2. Credit Card (Capital One) / $1800.00 / 17.9% *3. Credit Card (Wells Fargo) / $2575.00 / 22.74 4. Credit Card (Amex) / $2300.00 / 13.24% *Will be paid off with this loan. Thanks Ravi
What do you do at InVisage Technologies Inc. and where did you work prior to that?	I am a Materials Engineer. This is my first Job in the industry. I worked as a post-doctoral research prior to this job at university of nebraska-lincoln.
What was your start date with the company? Do you have any other household income not included in the above amount?	I started @ InVisage in 1st week of July. No, I donot have any other household income.

Member Payment Dependent Notes Series 580903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580903	$12,000	$12,000	10.75%	1.00%	September 22, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580903. Member loan 580903 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Wells Fargo Bank N.A	Debt-to-income ratio:	10.11%
Length of employment:	3 years	Location:	Dana Point, CA

Home town:
Current & past employers:	Wells Fargo Bank N.A
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > This loan will be STRICTLY used to pay off external creditors. Approx 4k will go to Bank of America. 3800 to pay off Citi. 1500 to pay off Chase. 2700 to pay Discover. All of the funds are controlled by you. I have a stable job, income, and residence. I live in a free & clear home bought for ME by my parents. I pay virtually no living expenses. My debt to income ratio is less than 25%. My payment to income ratio is less than 7%. I have PERFECT pay history. I have NO late payments. Please review and approve. Thanks. Borrower added on 09/14/10 > Debt to income ratio below 25%. Payment to income ratio below 7%. All funds controlled. 4000 to Bank of America, 3800 to Citi. 1500 to Chase. 2700 to Discover. My goal is to simply stop paying compounding variable (high) interest. I have never missed a payment on anything, ever. My FICO: TU - 753..EQ - 748. My debt was acquired while in school (college + grad school). I have a stable residence, job, and inclining income. Please approve. Thanks. Borrower added on 09/17/10 > I am open to any and all other questions. Please ask. Thanks. :)

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,230.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Wells Fargo Bank N.A?	I am a Personal Banker.
Please verify your income through Lending Club.	I verified my income via fax. Faxed my 5 most recent pay stubs showing all current and YTD totals. I've also faxed my 2009 W2s.

Member Payment Dependent Notes Series 580946

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580946	$15,000	$15,000	7.88%	1.00%	September 22, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580946. Member loan 580946 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Sentry Data Systems	Debt-to-income ratio:	12.17%
Length of employment:	< 1 year	Location:	Florence, WI

Home town:
Current & past employers:	Sentry Data Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Thank you in advance for your consideration...!

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,641.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sentry Data Systems and where did you work before that?	Hi CriticalMiss - At Sentry Data Systems, I am a Senior Software Developer... previous to my current position, I spent 25 years working for Verso Paper as an Applications Analyst... Please let me know if you have any additional questions that I can answer. Thank you for your consideration!

Member Payment Dependent Notes Series 580991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580991	$9,000	$9,000	11.49%	1.00%	September 24, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580991. Member loan 580991 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	MONOC	Debt-to-income ratio:	12.30%
Length of employment:	10+ years	Location:	west long branch, NJ

Home town:
Current & past employers:	MONOC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	59
Revolving Credit Balance:	$19,593.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is MONOC and what do you do there?	Healthcare company providing Basic Life Support (EMTS's), Advanced Life Support(Paramedics) and Critical Care Transport Services(Nurses, Paramedics, EMT's)

Member Payment Dependent Notes Series 581017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581017	$25,000	$25,000	16.32%	1.00%	September 27, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581017. Member loan 581017 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Amkor Techmology	Debt-to-income ratio:	3.79%
Length of employment:	10+ years	Location:	Belmont, MA

Home town:
Current & past employers:	Amkor Techmology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,050.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Amkor Techmology and what do you do there?	Amkor Technology is one of the largest test and assembly companies in Microelectronics IC's, we have factories in Korea, Japan, The Philippines and Taiwan with numerous sales offices worldwide, I am VP sales of the East region based in Stoneham MA..
Specifically, what are the loan proceeds to be used for?	To help finance a car purchase for myself and wife..
My questions: (1) What is current position (Job/What you do) for employer AMKOR TECHNOLOGY? (2) Transunion Credit Report shows $15,050 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. I am VP of sales in our Stoneham office, I sell process I.E capacity in our far east forcories to assemble and test Microelectronics(ic's) for many customers.. 2.I have a Revolving credit with the Bank of America current balance is $11.3K. I have 2 visa cards, B of A and Chase, payment around $500. 3. Actually I would like to pay it off in one year or less.
Loan listed 7 days; 45 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Not sure I understand but all information re income taxation etc etc was sent to Lending club...
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations and please highlight the debt that is going to be adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including health-insurance payments & if any tax liens, alimony & child-care expenses? 3.) Your loan title is 'Edu' but your asking money for car purchase - please clarify. Tx	I have a mortgage @ 2200/month, revolving credit with B of A up to 15K, currently 11k balance. B of A visa 2.5k balance, i also have a gold amex which i clear monthly. House tax is 6k/yr, I have company health care. Take home pay is 4832.65 every 2 weeks, (15% already off for 401k). I had to provide a name for my loan "Edu" is the name of one of my favorite soccer players...
Can you expand on your answer given in #2 -- is the $11.3K a HELOC?	No i have a revolving credit with the B of A up to 15K, 11.3k is the balance..
Just so we have this right, you are looking to wife out your $15K in revolving debt and get a down payment for a car?	Not especially no... as i expect to have that cleared in six months in any case...
IF LOAN DOESWNT FRULLY FUND WILL U ACCEPT THE PROCEEDS	Looks fully funded now...

Member Payment Dependent Notes Series 581131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581131	$12,000	$12,000	7.88%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581131. Member loan 581131 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,645 / month
Current employer:	ATK	Debt-to-income ratio:	9.30%
Length of employment:	10+ years	Location:	North East, MD

Home town:
Current & past employers:	ATK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,124.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is listed as more than 46K. What is this (cc debt, HELOC, other)? Whats the monthly payment?	Credit card. I have used this to cover college expenses for two children over the past 3 years to avoid having them incur student loans. The monthly payment ranges from $800 to $1000.

Member Payment Dependent Notes Series 581143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581143	$22,000	$22,000	14.72%	1.00%	September 23, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581143. Member loan 581143 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,242 / month
Current employer:	City of Moses Lake	Debt-to-income ratio:	19.66%
Length of employment:	10+ years	Location:	Moses Lake, WA

Home town:
Current & past employers:	City of Moses Lake
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$44,095.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Moses Lake?	Water Quality
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I understand the importance of this question, but it's highly personal and I would like to answer it only to desk8149 and not have it shown publicly. I can assure you this loan will be paid off on time, if not before. I upgraded two rooms in my home at 7% interest on two credit cards. I paid them one day late and the interest rate on one went to 17.9 and the other went to 29.99 and they lowered my 20,000 limit. I've cut the cards and want to pay them off.
All Lending club loans feature NO $ penalty for early payoff? You initially selected 5-years payment terms. In YEARS, realistically how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED6	This is a 3 year loan and I intend to have it paid within that time frame
Please itemize the accounts you'll be paying off with this loan and their interest rates. What composes your large revolving credit balance? What steps have you taken to control your spending?	Chase, 8300 29,99%, Capital One 2050 17.99, Citi Health Card $3480 16%. The one is a medial card for a root canal and a crown, the Chase and Capital were low interest that we used on a home improvement project and with the changes in credit card and a one day late payment for, my interst was raised and even though I'm making a little over the min. due, the principal isn't going down. The cards have been cut up and accounts closed
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Mortgage $813, Car $240, Utilities $145, Insurance (car & life) $256, Phone/internet/TV $300, Food/gas/clothes $800, Debt $850. My spouse's income pays the food/gas/clothing and misc. I've worked out a tight budget and we plan to be strict.
Please explain your large Revolving Credit Balance of $44,095.00. Is it all credit card debt?	No, 16K is a Home Equity at 6%. 6K is my car. When this loan is paid off in 3 years, I'll escalate that and my mortgage will be my only debt.

Member Payment Dependent Notes Series 581198

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581198	$14,500	$14,500	21.27%	1.00%	September 27, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581198. Member loan 581198 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	AMERIGAS	Debt-to-income ratio:	13.20%
Length of employment:	< 1 year	Location:	Norristown, PA

Home town:
Current & past employers:	AMERIGAS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Thank you for you're interest. This loan will be solely use for inventory.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,876.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at AMERIGAS and where did you work prior to that?	Criticalmiss, I deliver propane - for commercial & residential purposes. Prior to this company I worked for a heating oil firm based out of Delaware.
Please describe what you will investing in and provide your monthly expences in detail.	The investment will be merchandise for our dollar store. Our monthly expenses are - rent $3000 and utilities $300 - $500.
What do you do at AMERIGAS?	I currently work for Amerigas and I delivery propane gas commercially and residentially throughout Pennsylvania.
You listed this loan as inventory for a small business. Please help all investors make an informed decision by answering the follwing questions: What type of business are you engaged in? Is it a new or existing busines? If existing, how many years has it been in operation? What were the gross income and net profit for the business for each of the last 3 years? Were you the owner for the last 3 years, or is this a new business for you? If this is a new business, have you completed a formal market analysis for this type of business in your area? If so, what were the results? What type and how much inventory do you nend to purchase? How long, in years, do you expect to keep this loan before payment in full? (vague answers like as soon as possible do not help us). If your business fails, do you have a plan in place to pay your obligations? If so, what is that plan? Please answer the questions fully and completely, and your lan will have an excellent chance for funding. Thank you.	I apologize for the untimely response. My wife and I have invested in a dollar store; the business has been opened for a year. For the first year, we grossed $185,000 with a net profit of $50,000. As far as a market analysis, we worked with a third party who did all the research. The type of inventory to be purchased is dollar store merchandise for approximately $25,000 to $30,000. We roughly expect to pay off this loan in less than a year. If our business fails, the business will be up for sale or our savings will have to be seriously considered for our financial obligations.
Would you share more about the small business and inventory?	Yes - no problem, my wife and I have a dollar store (not a discount store) establishment in Pennsylvania. Everyday brings us joy of ownership and long term goals accomplishment!
What is the nature of your small business? What kind of inventory do you need and why?	Well, our small business is a dollar store not a discount store. The inventory is solely for high quality merchandise selling purposes to produce monthly and yearly income.
What is the small business venture?	It's a dollar store with roughly 3500 sq ft to sell high quality dollar store merchandise.
Do you intend to answer the very detailed questions I asked TWO DAYS ago? Your loan has very little chance of funding without answers to those questions. Thanks.	I apologize for the untimely response, however, our monthly business expenses are rent $3000 and utilities $300 - $500.
So why do you need 14,000 for your business?	Well, 14,000 would give us a 2-3 month inventory backup and also if needed working capital.
What inventory will this loan be used to purchase, and for which business? Thanks.	The loan will be used for our dollar store merchandise.
What are your average monthly revenues and current value of inventory? How long have you been in business? Thank you	Our average monthly revenue is $8,000 - $10,000. The value of our current inventory is roughly $25,000. And lastly, we've been in operation for a full year.

Member Payment Dependent Notes Series 581200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581200	$16,000	$16,000	13.61%	1.00%	September 28, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581200. Member loan 581200 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Lightning Trading	Debt-to-income ratio:	16.65%
Length of employment:	10+ years	Location:	Western Springs, IL

Home town:
Current & past employers:	Lightning Trading
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > debt consolidation. Live rent free. Borrower added on 09/14/10 > I hate debt. I sold the car and moved in with some family, so no rent or car payment. I have a plan. I am a sure thing. Borrower added on 09/19/10 > I don't have any delinquencies and will not have any. Borrower added on 09/19/10 > Thank you everybody for considering to fund my loan. It means the world to me. I hope to return the favor and be on the other end too someday. Thanks again.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,554.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lightning Trading?	I am an equity options trader, as well as our liason between Lightning and the clearing firm IT departments that we clear.
My questions: (1) What is current position (Job/What you do) for employer Lightning Trader? (2) Transunion Credit Report shows $10,554 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $6,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am an equity options trader. I am also our liason between Lightning and the IT departments of the clearing firms we use. I don't have any Home equity line. I think there may be a card not on there. I am currently paying roughly $700 revolving. This is a lower rate and structure pay off. I plan to keep active for the entire 5 years. Thank you for considering funding my loan.
Loan listed 7 days; 24 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Yes. Thank you for concern and advice. I have submitted all requested documents. I called yesterday and was told they are just waiting for income verification from IRS.
You mention that you sold your car and moved in with family, and that you have a plan. Have you just recently come into this debt for some reason, or encountered some financial hardship? Could you tell us more about your plan?	Really just adjusting to the new reality of my job. Love my job, but make less. Accumulated some debt. Need to get back ahead of the curve. All good.

Member Payment Dependent Notes Series 581234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581234	$13,000	$13,000	16.82%	1.00%	September 24, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581234. Member loan 581234 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	rent-a-center	Debt-to-income ratio:	22.09%
Length of employment:	9 years	Location:	zanesville, OH

Home town:
Current & past employers:	rent-a-center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > i have a 732 credit score from all three credit bureaus, and have been at my job for nine plus years. i just need to get out of the revolving debt that i have incurred over the years. thanks Borrower added on 09/23/10 > thanks to everyone for helping fund my loan! this will be used to get out of the credit card debt that i have and finally be able to breathe easier. thanks again!

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,107.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Rent-A=Center? (2) Transunion Credit Report shows $8,107 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $5,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	my position title is lead assistant manager which means i have all my training done to get my own store. my actual payoff on revolving credit is right around 10,000 dollars. not quite sure why this says 8,100. i have another personal loan to pay off with this loan as well of 3,000. between the credit cards and personal loan my monthly payment is 460. with the loan i'm requesting from here my payment will be 322 monthly. i would love to pay this loan off in three to four years, but like having the option to go five if need be. the purpose for this loan is to get out of the revolving debt that i have, and have a loan that actually has an end. i have never missed a payment on any of my debt and will never miss a payment on this loan. i hope i answered all of your questions. if not please ask again. thank you
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	rent-300.00. truck-333.00. utilities electric and water-150.00. insurance-98.00. that's on two trucks and one home. phone internet and cable-180.00. food-550. workout at home, and no kids yet. total of 1,611.00. personal loan with an interest rate of 24% with a payoff amount of 3300.00. my interest rates on credit cards vary from card to card. they range from 11.99 to 28.99%. i live by myself so everything is based soley on my income. i hope i answered all your questions. if i left anything out i'm sorry and will get that information to you. thank you!
You say you have a credit score of 732, but the Credit History that Lending Club shows prospective lenders says your Credit Score Range is "660-678." Any idea why the discrepancy?	i pull my own credit from a site called credit check total, and as of yesterday (0918-10) my scores were still the same. i have no idea for the discrepancy in the credit score or why my revolving debt is 8100, instead of what i really owe 9950. i typed 732 because that is what was reported to me as my credit score for the last three months. any more questions please ask. thank you
The credit score as well as the revolving credit balance shown in your Lending Club profile are from Transunion. The credit score and revolving credit balance are not exactly the same on every credit bureau - since not every creditor reports to every credit bureau. If you wish to see the specific details you can get a free copy of your credit report from *each* of the major credit bureaus at annualcreditreport.com. My question is... what actions have you taken, moving forward, to further reduce your debt and maintain it at a lower level (other than requesting this loan)?	hi and thank you for the information. my answer to your question is that i have been paying more than the minimum payment on every statement that i receive even if it's just a few bucks more i know it helps. also i have started to use my checking debit visa instead of the credit card visa. thank you. anything else just ask.
I understand there are pros to using a debit card instead of a credit card. Unfortunately there are also cons to using either one. The important thing (in my opinion) is to *know* the pros and cons of whatever method you plan on using. Have you looked at the amount of money you are spending on monthly living expenses to see what might be reduced, even if only temporarily? Are you using any of the free online tools such as mint.com to manage your finances?	what i have found is that when i use my debit card i know that i'm spending my own money and in fact spend less than with my credit cards. as far as everyday expenses i have cut corners within the last few months. i.e. no contract cell phone saves me 25 a month, and changed my satellite programming from 72 to 50 a month. also taking my lunch to work instead of eating out everyday has helped. i have never heard of mint.com, but will look at it tonight when i get home from work. thank you

Member Payment Dependent Notes Series 581248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581248	$10,000	$10,000	10.38%	1.00%	September 22, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581248. Member loan 581248 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Safeway, Inc	Debt-to-income ratio:	10.20%
Length of employment:	10+ years	Location:	Takoma Park, MD

Home town:
Current & past employers:	Safeway, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > No prepaid penalties ?.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,541.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I think your comment on 9/18 is a question. Lending club does not charge prepayment penalties. (Rather, investors carry the full prepayment risk.) How long do you plan to hold the loan?	I want to hold the loan for 5 years ( 60 months ).
No, there are no prepaid penalties. Also, how much do you owe and what was the operation for?	I've applied for $10000 for medical expenses. Thank you Joseph

Member Payment Dependent Notes Series 581291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581291	$11,000	$11,000	10.38%	1.00%	September 22, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581291. Member loan 581291 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	SOUTH MOTORS BMW	Debt-to-income ratio:	20.90%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:	SOUTH MOTORS BMW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I have a very stable job working as Internet Sales Director at South Motors BMW in Miami. Have been working for the company 5 years. Would like to take a $11000 loan for investment purposes and buy several trade in vehicles at low employee price. Would like to turn it around several times. Never had a late payments in my life on any of my credit cards or loans.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,128.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SOUTH MOTORS BMW?	Internet Sales Director

Member Payment Dependent Notes Series 581367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581367	$2,800	$2,800	16.32%	1.00%	September 23, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581367. Member loan 581367 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sears Holdings	Debt-to-income ratio:	21.13%
Length of employment:	3 years	Location:	Heath, OH

Home town:
Current & past employers:	Sears Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I am going to use the loan money to pay off a couple high interest credit cards. The loan will also allow me to have one payment instead of 3.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,921.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Sears Holdings?	Type your answer here. I am ain home service technican

Member Payment Dependent Notes Series 581616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581616	$14,000	$14,000	15.58%	1.00%	September 28, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581616. Member loan 581616 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	11.62%
Length of employment:	5 years	Location:	ONTARIO, CA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	40
Revolving Credit Balance:	$25,938.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer WFC? (2) Transunion Credit Report shows $25,938 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before the final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1.Phone Bank Supervisor 2. No 3. 2 years or less I plan to make larger payments and I make a quarterly bonus which would allow me to make larger payments certain months..
Your title drew me in to decide if I should loan money to you --- but you had no "story". Did you need a loan for a "major purchase"? Or for paying off your credit card debt?	Yes I purchased my first home last September and want to remodel the kitchen. The house is a good neighborhood and the house values around me are higher than what I purchased my home for; I know it would be a good investment. I don't want to do an equity account or refinance because I feel it is too soon, and without the upgrade their would be no point to it. Hope this information is useful : )
Loan listed 6 days; 25 pct funded. Application does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue if 100 pct funded, or if minimum 60 pct funded eligible for partial issue when 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat/Sun, CA/US Holidays for telephone calls. Answering machine 24/7. Emails 24/7; answered within 24-hours. Fax machine (650) 482-5228 available 24/7. Time short loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Thank you, this was not mentioned to me...I have contacted the person, no replies yet will call the 866 number in the morning. Thank you for clarifying :)

Member Payment Dependent Notes Series 581622

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581622	$10,000	$10,000	10.75%	1.00%	September 23, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581622. Member loan 581622 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	5.26%
Length of employment:	1 year	Location:	Toms River, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I am presently employed by a large insurance company and have education and credit debt and will most likely pay the loan off ahead of the 3 year period I have working capital but don't want to dip into a great rate of return Since the bank fallout the credit debt I have has been hammered by interest rates and one company skyrocketed to the point that I want to rid myself of the card My credit score is pretty good and had no debt until the past couple years I have a savings acct 401 and other assets but would rather have them grow Thanks for the loan it will be greatly appreciated I've never defaulted on any loan and like the rate

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,008.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Your credit report shows employer "n/a". Who is your employer and what is your position? Thank you.	Metlife I am a financial advisor

Member Payment Dependent Notes Series 581641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581641	$10,000	$10,000	13.23%	1.00%	September 23, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581641. Member loan 581641 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	lgp gem ltd	Debt-to-income ratio:	5.46%
Length of employment:	10+ years	Location:	QUEENS VILLAGE, NY

Home town:
Current & past employers:	lgp gem ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	51
Revolving Credit Balance:	$6,331.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer LPG Gem Ltd? (2) Transunion Credit Report shows $6,331 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) IM A PRODUCTION MANAGER 2) I AM SENDING IN ABOUT $400.00 RIGHT NOW 3) I WILL TRY TO PAY OFF BEFORE 2.5 YEARS

Member Payment Dependent Notes Series 581663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581663	$10,000	$10,000	17.19%	1.00%	September 22, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581663. Member loan 581663 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.38%
Length of employment:	n/a	Location:	BROOKLYN, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,779.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	NY TRANSIT PENSION 39,000,S.S 18600
Please provide a list of debts that will be consolidated along with the associated interest rate	capital one 4870.00 cash24.9% purchases22.9% merick bank4575.00 cash27.45% purchases22.45%

Member Payment Dependent Notes Series 581709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581709	$7,800	$7,800	15.58%	1.00%	September 23, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581709. Member loan 581709 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,583 / month
Current employer:	Lightship Group	Debt-to-income ratio:	9.73%
Length of employment:	2 years	Location:	orlando, FL

Home town:
Current & past employers:	Lightship Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > thanks this will really help set things straight again

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	3	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,985.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lightship Group and where did you work prior to that?	Im part of the ground crew at the lightship group. Prior to joining the Lightship Group i worked at Walt Disney World.

Member Payment Dependent Notes Series 581779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581779	$10,000	$10,000	7.14%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581779. Member loan 581779 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	First National Bank of Pueblo	Debt-to-income ratio:	2.05%
Length of employment:	4 years	Location:	FOWLER, CO

Home town:
Current & past employers:	First National Bank of Pueblo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > We plan to use the funds to pay for IVF medical treatment. My husband and I are great borrowers. We have never missed a payment and our credit scores are in the upper 700's low 800's last time I checked. We both have stable jobs and have been employed by the same employer for many years. We have approx $1,500 on a discover card that we will pay with the funds and then we also have a balance on our capital one card that we pay in full each month. The only other debt that we have is our mortgage. I have been told by another lender that our mortgage isn't showing on our credit bureau. I can verify that debt if needed. Please let me know if I can answer any questions or concerns.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,009.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at First National Bank of Pueblo?	My title is Loan Officer/Administrative Assistant.

Member Payment Dependent Notes Series 581848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581848	$3,000	$3,000	11.49%	1.00%	September 23, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581848. Member loan 581848 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,642 / month
Current employer:	Fifth-Third Bank	Debt-to-income ratio:	3.82%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Fifth-Third Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > This loan is to help consolidate all of my brother's debt - I've never had to take a loan out to help anyone but I had used most of my savings for home repairs as well as an investment into my own company that I'm hoping to start soon. I have A+ Credit with no marks or late payments either - I appreciate all those who invest in this cause and know that my loan will be paid back faster than the scheduled time allowed.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,055.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fifth-Third Bank?	I work in the Finanace Department handling all the reporting of unclaimed property to the states. I'm working Full-Time here and getting experience/networking while finishing up school Full-Time for my Accounting degree at UC.

Member Payment Dependent Notes Series 581853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581853	$10,000	$10,000	13.61%	1.00%	September 28, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581853. Member loan 581853 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	North Schuylkill School District	Debt-to-income ratio:	20.42%
Length of employment:	10+ years	Location:	TREMONT, PA

Home town:
Current & past employers:	North Schuylkill School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	41
Revolving Credit Balance:	$2,959.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of your monthly expenses. 3) Please explain the nature of your revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	I do not have a spouse, I am a single parent of two boys. Monthly expenses, house mortgage, 3 credit cards, car loan,dish, internet, cell phone. I have gone through a divorce so I am just trying to make a better life for my children, they each need a bedroom to sleep in. This payment will help with things I wish to provide for my children, I will be budgeting my money carefully.
My questions: (1) What is current position (Job/What you do) for employer N Schuyklhill S D? (2) Brief description home improvements this l$10K oan will provide? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a sixth grade math teacher @ North Schuylkill School District. I will be remodeling my attic in order to make it into a bedroom and also fixing my bathtub. I would like to pay the loan off as soon as possible. Maybe by 3 years definitely by 4.
Greetings - What type of home improvement are you planning on? Art	I will be turning my attic into a bedroom for my oldest son and also fixing up my bathroom.
Which school do you work for?	North Schuylkill School District in Pennsylvania
i will fund a portion of this. i come from a household very similar to yours and did not have my own room. please, please, please pay this loan back, so i don't lose my faith in humanity and never again go out on a limb for someone in need....	I am a very responsible person and would never wrong anyone that has helped me!! I respect everyone who has funded this loan so far and those who will fund it after this post. I make good for all my debts. I am a single professional mother who has come on some hard times and I am just trying to better my family!!! Thank you so much, I am so glad there are still people in the world like you!!!!!
Thank you for taking time out to deal with us. I understand the divorce thing, and making more room for your kids (I'm divorced from the ex and have three). I'm certain that if you take some time and please list out your monthly expenses (dollar figures), you'll have no problems in getting people to assist you. I know it seems personal, however it's pretty standard. Thank you, and good luck :>	Ok.. Truck payment $326 House $340 Credit Cards $60/ month times 3. household bills lights $80 dish $70 cell phone $70 internet $60 Thank you again for even considering to help me!!!
How much is your mortgage and mortgage payment, and how much is the house worth?	I bought the house in Feb. My mortgage is for $41,000, I pay $308 per month. The house is approximately worth $42,000.

Member Payment Dependent Notes Series 581872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581872	$9,600	$9,600	7.88%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581872. Member loan 581872 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	CDM, Inc	Debt-to-income ratio:	18.18%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	CDM, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,081.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What debts are you planning to consolidate with this loan? Thanks.	Three credit cards, balances of $712.00, $1,500 and $6,000. The last is a card from wells fargo which I will then use to link to personal checking as a backup for overdraft protection. I currently pay all bills on time and generally try to pay a bit more than the minimum payment, but am trying to reduce monthly expenses and get on a defined track to pay off the debt. Thank you.
Please verify your income through Lending Club.	I will definitey verify my income through Lending Club when requested. I have not yet received the request. Thanks!

Member Payment Dependent Notes Series 581973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581973	$8,000	$8,000	13.98%	1.00%	September 22, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581973. Member loan 581973 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Frys Electronics	Debt-to-income ratio:	13.39%
Length of employment:	5 years	Location:	North Highlands, CA

Home town:
Current & past employers:	Frys Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,703.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Frys Electronics?	Logistics for 1 year, supervisor for 1, and now sales for 3 years.

Member Payment Dependent Notes Series 581983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581983	$10,000	$10,000	15.58%	1.00%	September 24, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581983. Member loan 581983 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	shaw group	Debt-to-income ratio:	20.40%
Length of employment:	1 year	Location:	ELYRIA, OH

Home town:
Current & past employers:	shaw group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have my house on the market for about 2 years now. And I do not intend to live in the house. I have made every attempt to sell for what I owe and the housing market is just horrible so I took the best offer and now need a loan to pay off the mortage. I have been prompt with all payments to the mortage company and the park my house sits in. I will save money by taking the loss and in three years I can buy where we currently live now. I have been a welder for 8 years now. My job is stable because we build boilers that produce electricty.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	32
Revolving Credit Balance:	$8,761.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at shaw group and where did you work prior to that?	Type your answer here. I am A welder at shaw and I was A welder before that also I have welder for the last eight years, that was with becon before I was with shaw.
Can you tell us what you intend to do with the loan?	I have A home that i have had for sale for two years and is not selling I have a buyer that is intrested but with the way the housing market is the value is not there so I need A loan to take care of the rest of the house loan so I can get ride of the house.

Member Payment Dependent Notes Series 582014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582014	$10,000	$10,000	15.21%	1.00%	September 22, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582014. Member loan 582014 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Honeywell	Debt-to-income ratio:	7.44%
Length of employment:	5 years	Location:	SURPRISE, AZ

Home town:
Current & past employers:	Honeywell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I plan to use this loan to consolidate all my payments into one. As of right now, I plan to pay off my 2 credit cards + 401k loan + personal loan. I plan to close both of my credit cards, and do not expect to open any more accounts. I will pay on time and maybe even faster if I can save more money each month. My job is pretty stable, as I am a system engineer in the avionic industry. My spouse makes $100k a year and I make $61k a year. These debts that I am consolidating has nothing to do with my husband, so I want to pay this off on my own without him being affected.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	9
Revolving Credit Balance:	$7,639.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Answer earlier email 1 creditor [ayment delinquency 9-months ago? (2) What is current position (Job/What you do) for employer Honeywell? (3) Transunion Credit Report shows $7.639 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. 9 months ago, I went with a company called "CareOne". They talk to my creditor and try to renegotiate my debt so I can pay in one manageable payment. However, in order for them to talk to my creditor, I couldn't make payments, which in turn, resulted in delinquency. After a few months, I gave up watching my credit get destroy, so I gathered and saved up and pay off the debt and was done with CareOne completely. 2. I am a System Engineer. 3. I don't have any home equity line of credit. I don't have any mortgage under my name. If i can save more, I expect to pay it off within 3 years. I selected the 5years term because I wanted to give myself enough cushion in case something unfortunate came up. As of right now, I am paying about $1000 for all my credit cards/other debts. That's why I believe that I can pay off the LendingClub loan faster than 5 years.

Member Payment Dependent Notes Series 582097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582097	$6,000	$6,000	13.98%	1.00%	September 24, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582097. Member loan 582097 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,204 / month
Current employer:	Dart Logistics	Debt-to-income ratio:	4.90%
Length of employment:	10+ years	Location:	San Dimas, CA

Home town:
Current & past employers:	Dart Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Thank you for accepting my loan application. I have two open credit cards with high interest rates and my purpose is to pay them off with this lower interest rate.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$874.00	Public Records On File:	1
Revolving Line Utilization:	22.40%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Dart Logistics and what do you do there?	Dart Logistics is a distribution center for GE (General Electric) appliances. We ship, washers, dryers, refrigerators, etc. all over the United States. I am a maintenance person. I've been with the company for 12 1/2 years.
Can you define the debt you are consolidating? Can you provide a monthly budget? Thanks, Rob	I have two open credit cards with high interest rates. I'm wanting to pay those off at a lower interest rate. I live in a mobile home which is paid for, but I have space rent which is $450.00 per month. I have basic utilities, phone, TV, internet, etc.

Member Payment Dependent Notes Series 582125

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582125	$2,100	$2,100	20.53%	1.00%	September 23, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582125. Member loan 582125 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	23.99%
Length of employment:	7 years	Location:	Brunswick, OH

Home town:
Current & past employers:	Progressive Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,025.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 582149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582149	$15,000	$15,000	14.84%	1.00%	September 27, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582149. Member loan 582149 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,417 / month
Current employer:	T-Mobile USA	Debt-to-income ratio:	19.33%
Length of employment:	4 years	Location:	Buford, GA

Home town:
Current & past employers:	T-Mobile USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,979.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 582162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582162	$7,000	$7,000	7.14%	1.00%	September 24, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582162. Member loan 582162 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	CMC	Debt-to-income ratio:	23.33%
Length of employment:	2 years	Location:	Aurora, CO

Home town:
Current & past employers:	CMC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,412.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582173	$9,600	$9,600	11.49%	1.00%	September 27, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582173. Member loan 582173 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,750 / month
Current employer:	Columbus Data Services	Debt-to-income ratio:	16.63%
Length of employment:	8 years	Location:	Cedar Hill, TX

Home town:
Current & past employers:	Columbus Data Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > We would like to add a Hot Tub in the back for the Winter. I am paying for my son to complete College, which he will do in the next 1 and a half years. We did not have savings to handle this and have had to fund it over the years. Between sending him and my daughter who just graduated, it has been expensive but we have cash flowed it and only have about $35,000 which we will have to pay in college debt which will be paid quickly after graduation. I never miss a payment and have worked hard to maintain good credit. My score is lower because we have eliminated credit cards and our available credit, versus our lines of credit is minimal. Other than that and one load we cosigned for and paid off myself, our credit is perfect.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,350.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Columbus Data Services?	I am Senior Vice President of Business Development. Basically, I am a salesman. I do make commission, but the salary listed is my base salary.
My questions: (1) Provide brief description home improvements this loan will provide? (2) Transunion Credit Report shows $35,350 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. We moved this year into a new home, that was less expensive, but did not have a pool or a hot tub. We are adding a Hot Tub with this loan. The loan will cover $5,400 hot tub and construction to install it and move a sewer line. 2. I do not have a home equity line. The $35,350 consists of 20K Education line used for My son and Daughters education and $15K that was used to reduce credit card debt. 3. Through the end of 2011 I will be paying for College for my son. After that, my plan would be to complete the payoff of the $15K (which has a higher rate) and eliminate credit card debt prior to attempting to pay this off. I also load cash into ATM's and get a decent return and would probably look to increase that before paying this off.
your revolving credit balance is listed as $35K. What is this (CC debt, HELOC)?	None of that is Credit Card debt. I have a $20K line for Education and a $15K line which was used to reduce my credit card debt and I will have paid off by December of 2011.

Member Payment Dependent Notes Series 582198

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582198	$10,000	$10,000	13.98%	1.00%	September 23, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582198. Member loan 582198 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Four Seasons Resorts	Debt-to-income ratio:	12.53%
Length of employment:	5 years	Location:	LANAI CITY, HI

Home town:
Current & past employers:	Four Seasons Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$9,792.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the Four Seasons Resorts?	I am an Executive Steward by title.
Happy to support an employee at the lodge or manelli (sp?) bay. We loved it there. I'll be funding part of your loan.	Thank you

Member Payment Dependent Notes Series 582335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582335	$5,500	$5,500	13.23%	1.00%	September 24, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582335. Member loan 582335 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Applebees	Debt-to-income ratio:	16.54%
Length of employment:	2 years	Location:	Sunrise, FL

Home town:
Current & past employers:	Applebees
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > The home improvement that is needed on my house is the AC Unit. It will cost close to the same amount to fix it, to only last about another year if lucky, than it is to replace the unit. The existing unit had a leak and caused water damage upstairs too.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,094.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Applebees and where did you work prior to that?	I am a bartender at Applebees for about 2 years now and will be starting training towards management within the next couple of months. I was working at Kay jewelers before that from 09/06 to 02/10 as a sales person and office manager.

Member Payment Dependent Notes Series 582415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582415	$16,000	$16,000	11.12%	1.00%	September 23, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582415. Member loan 582415 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Lowe's	Debt-to-income ratio:	17.86%
Length of employment:	5 years	Location:	chowchilla, CA

Home town:
Current & past employers:	Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Loan from Lending Tree

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	44
Revolving Credit Balance:	$18,659.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
This is Lending Club not Lending Tree. LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against hundreds of other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds. You simply can not expect small lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review. When you post your loan description please address the following specific topics: 1) Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? 2) Please list a breakdown of your monthly expenses. 3) Please explain the nature of your revolving debt. 4) Please explain how this loan payment will fit into your monthly budget. 5) Please provide any additional information you would like to see if you were loaning money to a complete stranger.	I will be utilizing this to pay off a higher credit debt. This will lower the interest off of this card by 10%. I have a partner that does have additional income coming into the home. Combined gross is 110,000. Monthly Expenses: Home mortgage:858 Car:534 Home expenses:75$ Food:100 Existing credit card Debt:18K I will be utilizing the funds for the 16k and pay the other 2k. This should be very easy to fit into the monthly expenses. We were trying to cost save due to the interest rate. I am very dependable and have not had any foreclosure or late payments.

Member Payment Dependent Notes Series 582528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582528	$3,800	$3,800	7.88%	1.00%	September 22, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582528. Member loan 582528 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Bacon County Highschool	Debt-to-income ratio:	23.83%
Length of employment:	4 years	Location:	Alma, GA

Home town:
Current & past employers:	Bacon County Highschool
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,279.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of vehicle are you purchasing and can you verify income with lending club?	1991 Ford F-150 only 57,000 original miles yes

Member Payment Dependent Notes Series 582627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582627	$15,000	$15,000	14.35%	1.00%	September 24, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582627. Member loan 582627 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Bank of Oklahoma	Debt-to-income ratio:	23.46%
Length of employment:	10+ years	Location:	Tulsa, OK

Home town:
Current & past employers:	Bank of Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I am looking to consolidate a Bank of America credit card and personal line of credit, both with revolving interest, to a fixed loan so that I can pay off the debt sooner. Thanks for you consideration.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,732.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Bank f Oklahoma? (2) Transunion Credit Report shows $17,732 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Good morning, Thanks for your questions. (1) I am an executive assistant to the CIO, Executive Vice President of Operations & Technology at Bank of Oklahoma. (2) None of the revolving credit is secured by home equity. It is all unsecured debt. (3) I currently pay the minimum on the personal line of credit (about $229/month on a $9000 debt.) And I pay bigger amounts on the credit card. This month I am paying $750 to it, last month I paid $400, in July I paid $600. I make as big of a payment as I can, as I hope to pay it off by February. My purpose in consolidating that with the personal line of credit is so that I can get both onto a fixed loan with a "light at the end of the (hopefully shorter) tunnel" and off revolving credit. I have worked out a budget where I can pay this Lending Club balance off early. Best case, I could pay it off in 24 months, making payments of $750-$1000/month. Thanks again for your consideration. dc
Contact LC and get your income verified and the loan will go faster. Good Luck	Thanks much! dc

Member Payment Dependent Notes Series 582628

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582628	$14,400	$14,400	11.86%	1.00%	September 28, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582628. Member loan 582628 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Hunter Financial Group	Debt-to-income ratio:	19.76%
Length of employment:	1 year	Location:	Phoenix, AZ

Home town:
Current & past employers:	Hunter Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Looking to consolidate simple debts (couple credit cards, student loans) into one loan. I am currently employed as a senior mortgage analyst in Tempe, AZ. It is a full time, non contractual position. I have 5 years lending experience and hold a bachelors degree in Business Administration. I have never been late on a single payment in my entire life and have a strong credit background. I currently rent from a family member for a very minimal rental payment and have a strong DTI ratio at hand. I plan to add no additional debts for several years as I am the owner of a new vehicle and have a strong employment status. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,791.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, I'm interested in funding your loan but would first like to know what the balances are on the credit cards/debt you are looking to consolidate along with their respective APR's (i.e. CC#1 $4000 @ 16%). Also, you picked the 5 year loan term. Are you planning to take the entire 5 years or are you looking to payoff this loan early and if so when (i.e. <1 yr., 1-2 yrs., 2-3)? Thank you in advance for your answers.	Thank you for your interest... CC #1 is at a balance of 5400 @ 19.99% CC #2 is at a balance of 3120 @ 21.99% Personal Line of Credit with PNC Bank 4900 @ 13.49% I currently plan to have this paid off in 2-3 years, but have selected the 5 year option because the interest rate is very similar in case an unforeseen hardship occurs and only the minimum payment can be made. Its just the right financial decision to make in my opinion.
Can you please list the loans and amounts you plan to consolidate along with the associated interest rates?	CC #1 is at a balance of 5400 @ 19.99% CC #2 is at a balance of 3120 @ 21.99% Personal Line of Credit with PNC Bank 4900 @ 13.49% Thank you for your interest!
Hi Couple of questions: 1. ) Please list all your monthly payments for each debt, durations and please highlight the debts that is going to be adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including health-insurance payments & if any tax liens, alimony & child-care expenses?	CC #1 is at a balance of 5400 @ 19.99% CC #2 is at a balance of 3120 @ 21.99% Personal Line of Credit with PNC Bank 4900 @ 13.49% I take home 3200 a month, with absolutly no liens, alimony or child care expenses. My savings are 12k. I am single, 27, never married.

Member Payment Dependent Notes Series 582650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582650	$5,000	$5,000	11.86%	1.00%	September 24, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582650. Member loan 582650 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Potbelly sandwich shop	Debt-to-income ratio:	14.83%
Length of employment:	7 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Potbelly sandwich shop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	15	Months Since Last Delinquency:	2
Revolving Credit Balance:	$5,833.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Potbelly sandwich shop?	Type your answer here.I'm the general manager of my store location responsible for all day to day business operations.
Please explain the recent delinquencies.	Type your answer here.The checks were sent threw the mail the company that received the checks said they got lost in there processing department so there for they weren't able to process them on time.

Member Payment Dependent Notes Series 582666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582666	$5,100	$5,100	10.75%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582666. Member loan 582666 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of Rio Rancho	Debt-to-income ratio:	22.88%
Length of employment:	10+ years	Location:	Ro Rancho, NM

Home town:
Current & past employers:	City of Rio Rancho
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	65
Revolving Credit Balance:	$19,127.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Your title says credit card but the loan type is car financing. Can you clarify this discrepency and describe what you plan to use the loan for? Art	I plan on buying a motorcycle with my credit card and use the loan to repay my credit card.

Member Payment Dependent Notes Series 582695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582695	$15,000	$15,000	7.88%	1.00%	September 23, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582695. Member loan 582695 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Guardian	Debt-to-income ratio:	6.45%
Length of employment:	10+ years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Guardian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,793.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Are you doing anything to limit future debt? Wishing you well.	I have a checking-debit account which I'm funding to use instead of the credit card, this way it stops me from spending as much since I can really see the spending effect.
Hello, What's the guardian and what do you do for them? Also, for the sake of investor confidence can you verify you income-employment with lending club ? Member Support General and Borrower Member Support support@lendingclub.com Toll free: (866) 754-4094 Fax: (866) 754-4094 Hours: 8:00am%u20135:00pm Pacific Time, Monday%u2013Friday	Guardian is a private-held Insurance Co. I can not disclose what I do, because I want my personal business to stay personal. Lending Club has the authorization to verify my income if they do see a need to do so.

Member Payment Dependent Notes Series 582723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582723	$17,000	$17,000	7.88%	1.00%	September 24, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582723. Member loan 582723 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.50%
Length of employment:	n/a	Location:	Bronx, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Money will be use to consildate all present bill...I DID HAVE LOAN BEFORE AND PAYMENTS WERE ALWAYS ON TIME AND MONEY IN ACCOUNT...i DO HAVE EXCELLENT CREDIT

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,652.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is the source of your income? Thanks.	New York Ciity Police Department and New York State Board Of Education.

Member Payment Dependent Notes Series 582759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582759	$10,000	$10,000	14.35%	1.00%	September 28, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582759. Member loan 582759 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,500 / month
Current employer:	Chartis Insurance Inc	Debt-to-income ratio:	20.83%
Length of employment:	2 years	Location:	WoodBRIDGE, NJ

Home town:
Current & past employers:	Chartis Insurance Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,383.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at your current employment?	Software Architect.

Member Payment Dependent Notes Series 582765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582765	$4,000	$4,000	10.75%	1.00%	September 22, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582765. Member loan 582765 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Direct Data Inc	Debt-to-income ratio:	6.04%
Length of employment:	10+ years	Location:	Tempe, AZ

Home town:
Current & past employers:	Direct Data Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,921.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582876	$10,000	$10,000	7.51%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582876. Member loan 582876 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Oracle	Debt-to-income ratio:	9.92%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Oracle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Expense cost for wedding reception such as food, alcohol, cake, flowers, and photographer.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with Oracle?	My position is Principle consultant. I work in Oracle's Peoplesoft public sector division.

Member Payment Dependent Notes Series 582903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582903	$23,000	$23,000	11.49%	1.00%	September 27, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582903. Member loan 582903 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Charter Communications	Debt-to-income ratio:	8.22%
Length of employment:	10+ years	Location:	Saint Peters, MO

Home town:
Current & past employers:	Charter Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Consolidating Credit car, Car Loan, Personal loan, and repay old loan from my Company 401K. I have a single Mortgage w/ NO HELOC, on a home valuled approx $179K ($135K bal). Loans to be consolidated: 401K loan balance of $8800. Car loan Balance of $4000 Personal loan (Bro-in-law divorce; helped out, but now stiffing me) $4600. AMEX Credit Card bal approx $5900. This should save me over $200+ per mo. in payments NO LATE payments (past 3yr), NO defaults.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	65
Revolving Credit Balance:	$6,127.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is Charter communications, what do you do for them? What is the interest rate you are paying on the loans you described above?	Cable/Internet/Telephone Company;Telecommunications Engineer. Interest rates: AMEX 18% Pay then $300-$400 mo. 401K 9% $260 Mo/ Car 9.9% $375Mo Per Loan 12% $210 Mo.
can you explain your delinquency 65 months ago?	Multiple OLD Credit Cards (20%int); Payed in FULL thru Debt Management Service 4yr plan (Payed off 2yrs early)
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mort $894 Taxes/Insu $350 Util $370 Car Insur $275 Student loan (daughter) $130 Loans paying off are listed in the loan decription. Interest rates and payments are in previous question Total payments on the consolidating loans are approx $1100 ea mo. LC loan will save me close to $300 mo. at a managable interest.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	The single Credit card debit was accured due to a combined Orthodontics and major auto repairs on a previous car. Monthly expences and debts have already been list in loan detail or previous questions. Savings acct balance is minimal. (<1K). Sole wage earner.
Since you're obviously a neighbor - I live in St. Charles - I'll help finance your loan. Good luck!	Thanks, I also look to become an investor at LC later on.
Not a neighbor, unless you count globally, but you did "show me" (cheese) what I wanted to see. I will help fund your loan. Just promise you will not be late or default. Remember, the bank isn't on the hook, regular people are! :)	Understand completely. I have worked HARD over the past 4 1/2yrs to rebuild a GOOD credit standing and plan on keeping it that way.

Member Payment Dependent Notes Series 582926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582926	$4,750	$4,750	10.75%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582926. Member loan 582926 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Childrens Hospital of Pittsburgh	Debt-to-income ratio:	10.20%
Length of employment:	< 1 year	Location:	BRACKENRIDGE, PA

Home town:
Current & past employers:	Childrens Hospital of Pittsburgh
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,411.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Childrens Hospital of Pittsburgh and where did you work prior to that?	I the position I am currently working in is as an administrative assistant in the heart center. I previously worked as a medical secretary for Children's Community Pediatrics which is an affiliate of Children's Hospital of Pittsburgh. My title was secretary at that particular job. I work there for approximately 4 years. Which is when I graduated from Pittsburgh Technical School.
I'm presuming you need this loan to buy a Cabrio? I had one - great car! You only make 12,000/year?	I actually already have a cabrio 99. I need to pay it off and get a few repairs done.

Member Payment Dependent Notes Series 583047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583047	$15,000	$15,000	7.88%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583047. Member loan 583047 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Oklahoma City Fire Dept.	Debt-to-income ratio:	9.22%
Length of employment:	10+ years	Location:	Moore, OK

Home town:
Current & past employers:	Oklahoma City Fire Dept.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,585.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Oklahoma City Fire Dept.?	Type your answer here. I am a Lieutenant in Suppression. I am the driver of an Engine Company. I assist with fire attack and suppression. Also, I am an EMT. I assist with patient care on medical calls.
What are the debts and the interests rates?	Type your answer here. I have a credit card that has a 17% interest rate. Also, I was going to use part of the money for home improvement. The credit card has approximately $8100.00 charged to it.

Member Payment Dependent Notes Series 583079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583079	$2,500	$2,500	7.14%	1.00%	September 23, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583079. Member loan 583079 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	modells sporting good store	Debt-to-income ratio:	0.55%
Length of employment:	4 years	Location:	brooklyn, NY

Home town:
Current & past employers:	modells sporting good store
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583084	$6,000	$6,000	13.98%	1.00%	September 27, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583084. Member loan 583084 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	ellen elder care	Debt-to-income ratio:	24.29%
Length of employment:	9 years	Location:	sacramento, CA

Home town:
Current & past employers:	ellen elder care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > My hand went through glass. ioo year old glass not by fist wasn't mad just closed the dorr with my index finger and my hand went through the glass all my cuts inside of hand. none of the glass was on top of the hand it was on the bottom. i 'll have to do surgery. Borrower added on 09/20/10 > my surgery is the 24th in sacramento. so please help out. his next schedule wont be until next month i am afraid that if it doesnt happen on the 24th my hand will lose some touch. The next time he can operate is on oct 20. 2010. This my second loan from lending club the other one is a 3 year deal. So just to let you know that I am trustworthy. Borrower added on 09/23/10 > my surgeon will do the surgery on the 24th and i'll just pay him two weeks later just to let you the investors know about my situation. thanks for helping me out

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,069.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ellen elder care?	Type your answer here.i am the administrator there and take care of developmently disabled residents.

Member Payment Dependent Notes Series 583110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583110	$10,000	$10,000	7.51%	1.00%	September 24, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583110. Member loan 583110 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	DELL	Debt-to-income ratio:	8.58%
Length of employment:	2 years	Location:	DALLAS, TX

Home town:
Current & past employers:	DELL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,161.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at DELL and where did you work prior to that?	I am not sure why this question is being asked, I provided by job title when I submitted for this Loan: I am a Project Manager. I have been with this company since 2008 Initial company: 4OceanSystems - contractor to PerotSystems - Converted to Full-time emplyoee for PerotSystems - PerotSystems merged / acquired by Dell Prior Company - Consulting firm - Technisource - Jr PM
Please verify your income through Lending Club.	Documents have been provided.

Member Payment Dependent Notes Series 583137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583137	$4,000	$4,000	11.12%	1.00%	September 23, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583137. Member loan 583137 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	other	Debt-to-income ratio:	5.89%
Length of employment:	7 years	Location:	Naperville, IL

Home town:
Current & past employers:	other
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I have a very stable job as a senior computer engineer which I have been employeed at the same company for over 7 years. I have liquid assets to cover the loan as well as great credit. This loan easily fits into my budget as well. The loan will be used for home improvements. Thank you kindly.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	59
Revolving Credit Balance:	$428.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 583146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583146	$4,000	$4,000	11.12%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583146. Member loan 583146 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	12.73%
Length of employment:	1 year	Location:	Hyattsville, MD

Home town:
Current & past employers:	US Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > 4000 to assist in major car purchase, i intend to pay this back within the first 4 months

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,311.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at US Department of Homeland Security and where did you work prior to that?	I work in acquisitions (contract specialist), and prior to that I did similar work at the Federal Deposit Insurance Corporation (FDIC)
What kind of car are you purchasing?	Honda Civic

Member Payment Dependent Notes Series 583167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583167	$8,000	$8,000	11.49%	1.00%	September 22, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583167. Member loan 583167 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,549 / month
Current employer:	University of Houston	Debt-to-income ratio:	8.53%
Length of employment:	9 years	Location:	Houston, TX

Home town:
Current & past employers:	University of Houston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > My wedding is in the next 3 months, and I am short in cash for the wedding and traveling expenses. I really appreciate if you can fund this loan. I am very responsible and have a stable job. And, I am always make my payment on time.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,736.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer UNIVERSITY OF HOUSTON? (2) Transunion Credit Report shows $10,736 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a computer programmer at the University of Houston. I am paying $300 per month for my credit card. I will stay for the course of 3 years term. Thank you!
What do you do in your job at the University of Houston?	I develop computer application, support users and maintain the systems.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Explain your role at the University of Houston. 3. Explain the two credit inquiries shown as occurring in the last six months in the credit history section of your loan request. 4. Disclose if you will be relocating following your wedding. If so, explain the new living arrangement. Thank you in advance for your response.	Housing: $ 1400.00 Insurance: $ 200.00 Car expenses: $ 300.00 Utilities: $ 120.00 Phone, cable, internet: $ 250.00 Food, entertainment: $300.00 Clothing, household expenses $ 400.00 Credit cards and other loans: $ 300.00 Other expenses: $ 200.00 I work in the IT department as a programmer. I was trying to get the loan from the banks for the wedding expenses and the interest was not right for me. No, I am not relocating. Thank you!
With your new spouse what will be your combined net take home pay per month?	Combine income: $5234.00

Member Payment Dependent Notes Series 583179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583179	$9,600	$9,600	11.49%	1.00%	September 24, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583179. Member loan 583179 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Cortape Inc.	Debt-to-income ratio:	0.72%
Length of employment:	< 1 year	Location:	Ravenna, OH

Home town:
Current & past employers:	Cortape Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$940.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cortape Inc. and where did you work prior to that?	I run a printing press and some other machines. Prior to that I did the same thing at a R R Donnelley for 12 years.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Identify what home improvements will be made with this loan. 3. Describe your role at Cortape and explain your role previous to Cortape since you have worked for Cortape for less than one year. 4. Explain the one credit inquiry shown as occurring in the last six months in the credit history section of your loan request. Thank you in advance for your response.	1. No other debt accept mortgage listed. 2.Remodel the kitchen and dining room the rest of the house has been remodeled already a little at a time. 3. Printing press operator which I did at my prev. job for 12 years. 4. I chose not to accept those offers from the prev. inquiry.

Member Payment Dependent Notes Series 583195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583195	$14,500	$14,500	17.93%	1.00%	September 27, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583195. Member loan 583195 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	U.S. Postal Servive	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	U.S. Postal Servive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	57
Revolving Credit Balance:	$13,573.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 583228

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583228	$7,000	$7,000	16.45%	1.00%	September 28, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583228. Member loan 583228 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Pest Bear	Debt-to-income ratio:	3.27%
Length of employment:	1 year	Location:	Tomball, TX

Home town:
Current & past employers:	Pest Bear
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pest Bear and where did you work prior to that?	PestBear is a pest control company. I manage the office, and take field calls. Prior to that I worked with swimming pool companies.

Member Payment Dependent Notes Series 583262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583262	$10,000	$10,000	7.88%	1.00%	September 24, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583262. Member loan 583262 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	coventry health care	Debt-to-income ratio:	6.96%
Length of employment:	2 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	coventry health care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > The money will be used to buy new widows for my house. I also own 5 rental properties. Borrower added on 09/18/10 > I always pay on time. My credit score is 760

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	82
Revolving Credit Balance:	$7,928.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at coventry health care and where did you work prior to that?	At coventry health care I'm a medicare sales rep. I'm with coventry for the last 2 years. I made $75,000 in 2009 . Prior I was at Stroehann's bakery as a route sales rep. My base was $50,000 Please let me know if you need any thing else. Thank you Dave

Member Payment Dependent Notes Series 583298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583298	$8,000	$8,000	16.45%	1.00%	September 27, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583298. Member loan 583298 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Heiman Inc	Debt-to-income ratio:	5.80%
Length of employment:	1 year	Location:	Rockville, MO

Home town:
Current & past employers:	Heiman Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have found that by payimg your bills, paying cash and not borrowing is held against you when you do decide to get out in the credit world. I have 3 credit cards with low credit limits, that I could have raised but don't want high limits, my minimum payments are $150.00 per month and I pay $100.00 a month on each. I own three vehicles that are paid for and have over $100,000.00 in automotive tools that are all paid for. I live with my girlfriend in her home and help pay electric and water. I have no other debt. My job is very secure and just received a $2.50 an hour raise the biggest raise they have ever given an employee. I will have no problem and fully intend on repaying this debt.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,516.00	Public Records On File:	1
Revolving Line Utilization:	88.50%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why Chapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankruptcy filing 100-month ago? a-n-d What was filings final disposition?	I was strongly against filing bankruptcy as I have always paid my bills. My ex wife thought it was the thing to do even though debt was not that much. Since than I have gotten divorced and make sure my little amount of debt is paid promptly. My total debt is 4500.00 in credit cards. I never pay the minimum I send 100.00 a month to each of the three.
Hi! What is your public record on file from 100 months ago?	Hi! Chapter 7 bankruptcy. Since then I pay mostly with cash and pay my bills before due date. Doesn't seem to matter though because now I have no credit. Makes it almost impossible to borrow money so I can rebuild my credit.
Do you have any other household income not listed above?	No. This is the only income I have at this time. Am wanting to get into rebuilding insurance vehicles at some point as extra income. I have no bills. My total bills per month is 75.00 car insurance and 150.00 credit card payment and the essentials food and gas.
Loan Purpose?	buy a 2005 dodge quad cab pickup . build credit for future home purchase

Member Payment Dependent Notes Series 583374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583374	$4,200	$4,200	15.21%	1.00%	September 22, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583374. Member loan 583374 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Aerotek	Debt-to-income ratio:	12.00%
Length of employment:	< 1 year	Location:	Appleton, WI

Home town:
Current & past employers:	Aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I will be using this loan to pay off my credit cards. I now pay $600 to my credit cards each month. With this loan I would be able to save money with the lower interest rate. I have never missed a payment on any of my accounts. I am locking away my credit cards so this doesn't happen again.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,843.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize your credit cards to include balance and interest rate on each. Also, you are currently competing against 280 open loans seeking investment. Loans that are "verified" and have their income confirmed typically do better. I encourage you to contact LC to have both these steps completed.	The credit cards are Sears CitiBank $3,132 @ 21.99%, Dell $788 @ 19.99%, Barclays Bank $139 @ 18.99%. I plan to use the loan to pay off these accounts. This is my first time with LC and will try to become "verified"
Thank you for your answer. What steps have you taken over the last few months to curb use of your credit cards? How much have you added to your revolving credit balance in the last three months? What makes you think you can lock your credit cards away and not use them?	I have locked my cards in a box and froze the key in ice. I'm not sure what you mean by revolving credit balance but I have not used my cards since the beginning of last month. I think it was a part for my car that ran about $100. I had just made the payments to my credit cards and wouldn't get paid for another week. With the help of this loan I will be able to save more money for emergencies and not need to resort to credit.

Member Payment Dependent Notes Series 583411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583411	$10,000	$10,000	10.75%	1.00%	September 24, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583411. Member loan 583411 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Louisa County Public Schools	Debt-to-income ratio:	22.71%
Length of employment:	3 years	Location:	Gordonsville, VA

Home town:
Current & past employers:	Louisa County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > The loan will be used to consolidate a large amount of debt I accumulated after graduating college. I spent a couple years living outside my means and the financial responsibility bell finally rang in my head. I am getting married next year and would like to pay off as much debt as possible. I have been on a strict budget for the past year. I have always made my credit card payments on time and have been paying a much larger amount than the minimum payment required each month. Borrower added on 09/20/10 > The loan will be used to pay off the following balances: Citibank Credit Card: $14,024.00 @ 19.99% Discover Credit Card: $3,058.38 @ 19.99%

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,645.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Louisa County Public Schools?	I am an 8th grade Pre-Algebra Teacher and Football Coach.

Member Payment Dependent Notes Series 583412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583412	$15,000	$15,000	20.53%	1.00%	September 27, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583412. Member loan 583412 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Travelers Insurance	Debt-to-income ratio:	19.29%
Length of employment:	8 years	Location:	Sacramento, CA

Home town:
Current & past employers:	Travelers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > This loan is to consolidate a higher interest credit card and a home improvement Borrower added on 09/21/10 > Also, just in case you all have any further questions. As you can tell by my credit report, I've paid all of my bills on time. The reason why my debt utilization is so high is because my credit card companies and the Line of Credit loan I have all decreased my limit, even though I was no where near the limits on the credit cards. Borrower added on 09/23/10 > To add to the last question. I plan on using the money to pay off the Citibank and Discover cards. Then I am going to try to negotiate the Bank of America Loan rate of 21.9%. I have my mortgage through them as well. Hopefully I will have some luck with negotiating the rate down.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,873.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Travelers Insurance? (2) Transunion Credit Report shows $35,873 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. I am a claim representataive. None of the credit balance is a HELOC. I have been paying approximately $1200- which is a loan payment plus the amount that shows on the credit card statements that it will take to pay it off in three years. Because I am consolidating some of the debt with the $15000, the plan is to pay off the Lending Club as close to the three years as possible
What do you do for Travelers Insurance?	Type your answer here. I work in their claims department. The position is very stable
Why so many credit inquiries (7) in the last six months?	Type your answer here. Because I've been trying to consolidate this debt. Also, there was a time where there was a problem with my car and I wanted to see how much I could get approved. I decided that it was better to fix the car and to get my debt lowered before getting into another car payment.
Do you mind if we get a breakdown of your debts, interest rates, and monthly payments for review?	Type your answer here. Mortgage- $1329.87 5% BofA line of credit (taken out to assist my mother with a small business- she has since passed away)- $590- 21.9%. Citibank- minimum payment is $190, but I usually will pay the amount they list that will have it paid off in three years- interest rate is 25.99%. When I called to inquire why they raised it they said they had did that to every customer. Discover- minimum $117, usually pay more. interest rate 17.9%. Bank of America Credit Card- minimum $100. interest rate 13.9%.
I am tempted to invest in your loan but am always concerned when someone wants to borrow money at a higher rate than the loan they are paying off: your Discover card. Please explain.	Type your answer here. I thought about that to and am still debating if I just pay down the BofA line of credit that is at 21.99%. However, I think the benefit of having the Discover card paid off may outweigh the higher interest and even though I am making every effort to pay the amount that will have the credit cards in three years, I also think it will be beneficial to have a specific end date and a set amount and then pay more as my budget allows to pay this loan off in less than the five years. I hope this answers your concerns. My problem has not been the payments, I make a decent salary and can pay my bills. It is demoralizing not seeing significant decreases in balances.
Is there any other household income not listed above?	Type your answer here. Just periodic bonuses. I did not list that because it can vary from $700 a year to $6000 a year.

Member Payment Dependent Notes Series 583440

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583440	$8,500	$8,500	7.14%	1.00%	September 28, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583440. Member loan 583440 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	federal express	Debt-to-income ratio:	14.15%
Length of employment:	10+ years	Location:	Phoenix, AZ

Home town:
Current & past employers:	federal express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,000.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for federal express?	Courier for 26+ years
Hello. I cannot judge whether or not you can afford to pay back the loan at $263 per month. Also, are you doing anything to avoid accumulating additional debt in the future? Wishing you well.	We can certain afford paying the loan back. We have never ever not paid a loan back and have excellent credit score. Also one car loan is being paid by son who is working. We put the loan in our name but he is paying the $190. a month. Thank-you for your concern.
Hi. A couple questions: 1) What debts will you consolidate with this loan? 2) Why did you title this loan request as "unsecure"? Thanks.	Our credit credit which we only have one Visa. Becuase we live in Arizona and even though we have our home for 15 years the banks are not so ready to give loans based on equity we have .

Member Payment Dependent Notes Series 583452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583452	$6,100	$6,100	11.49%	1.00%	September 27, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583452. Member loan 583452 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Data Safe	Debt-to-income ratio:	23.04%
Length of employment:	2 years	Location:	Attleboro, MA

Home town:
Current & past employers:	Data Safe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I plan to pay off my credit card With this loan. I make on average $2500.00 monthly at my current employer. My job security is great as I drive a portable shredder, Which I shred important documents and folders with for clients such as banks, lawyers, accountants & insurance companies. Borrower added on 09/19/10 > I just wanna thank all of you in advance for taking the time to look over my loan & invest in it. It really means alot to me and my family. I always pay my bills on time and will always keep it that way. Again thank you all so very much and God Bless.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,228.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, I'm interested in funding your loan but wanted to first find out what interest rate you are paying on the credit card(s)/debt you are looking to consolidate. Thanks in advance for your answer.	I am currently being charged 16.99% on the credit card I want to pay off. It is a Bank of America Visa. Thanks for your intrest LiquidHorse.
I am interested in funding your loan. Can you verify your income for Lending Club?	"Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information." Thats straight out of the FAQ page on Lending Clubs Website. The Lending Club Credit Team has never contacted me to verify my income. Hope this answers your question ok. Thanks for your intrest in investing in my loan.

Member Payment Dependent Notes Series 583461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583461	$3,200	$3,200	7.88%	1.00%	September 22, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583461. Member loan 583461 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,869 / month
Current employer:	Medstar Health	Debt-to-income ratio:	16.28%
Length of employment:	7 years	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Medstar Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,224.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Medstar Health?	Facilities Assistant is my title. I mostly do data entry. Also do billing, shipping and receiving, inventory, issue equipment to employees.
Greeting - What do you plan to use the loan for? Mark	I am finishing up a rental property and am low on funds. I also need to catch up on one mortgage payment and pay down at least on credit card, Bank of America.

Member Payment Dependent Notes Series 583513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583513	$4,000	$4,000	16.32%	1.00%	September 22, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583513. Member loan 583513 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	H D Segur Inc	Debt-to-income ratio:	10.05%
Length of employment:	10+ years	Location:	Waterbury , CT

Home town:
Current & past employers:	H D Segur Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	36
Revolving Credit Balance:	$10,436.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583544

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583544	$4,000	$4,000	15.58%	1.00%	September 22, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583544. Member loan 583544 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Gordon T. Nicol P.A-Your jacksonville lawyer	Debt-to-income ratio:	6.69%
Length of employment:	2 years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Gordon T. Nicol P.A-Your jacksonville lawyer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I have almost no debt other than a vehicle loan, on which the payments have never been late. Im planning to use to the money to be able to paint my condominium. Borrower added on 09/20/10 > The previous lender's question, the reason why i am upgrading a condominium that i am renting it because it is my bosses who is an attorney (www.yourjacksonvillelawyer.com), and i am upgrading the unit because i am planning on purchasing it from him in the near future.

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why do you have to pay for upgrades if you rent?	I work for a law firm, www.yourjacksonvillelawyer.com, my boss is the one who rents the condominium to me and my fiance, and is ok with us making improvements to it. For the most part sometime in the future we will possibly buy it from him.

Member Payment Dependent Notes Series 583552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583552	$16,500	$16,500	10.75%	1.00%	September 28, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583552. Member loan 583552 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,369 / month
Current employer:	Lenox Hill Radiology and Medical Imaging P.C.	Debt-to-income ratio:	17.36%
Length of employment:	4 years	Location:	BRONX, NY

Home town:
Current & past employers:	Lenox Hill Radiology and Medical Imaging P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > Thank You! Financial Freedom Here I come! Borrower added on 09/18/10 > I am planning to use my funds to pay off my debts which I incurred while attending college fulltime. My student loan is the first payment I plan to make. Thank You for helping me accomplish another goal.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	76
Revolving Credit Balance:	$12,854.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the interest rate on your college loan?	Hello, My interest rate on my student loan is 2.220%. Thanks for asking did not realize myself how low it is.
Do you still plan on taking out a 10.75% loan to pay off a 2.22% loan?	I also have 2 major credit cards I want to pay off..Both which have an interest rate of 19.99%. One has a balance of $6079 and the other $3341. My student loan is $6030. Consolidating allows me to make one monthly payment with a lower interest rate. Minimum payments in total are about $350 vs $538 with the loan. I don't make minimum payments I pay more and that adds up to about $760. I hope that answers your question.

Member Payment Dependent Notes Series 583564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583564	$7,700	$7,700	13.98%	1.00%	September 28, 2010	October 2, 2015	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583564. Member loan 583564 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	United States Army	Debt-to-income ratio:	13.05%
Length of employment:	10+ years	Location:	North Pole , AK

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > I am currently an active duty Soldier stationed in Alaska. I am getting married in November right before my next overseas deployment and I would like to make my wedding perfect. I plan to pay off this loan after my return from Afghanistan with the extra salary earned from being deployed. Borrower added on 09/19/10 > Employment Information - Active Duty Army, Enlisted, Rank - Sergeant First Class (E7), currently have 11 years of active federal service, my enlistment contract is until April 2013, at which time I will reenlist to meet my 20-year obligation.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,419.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; U S ARMY. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows10 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	Currently active duty senior enlisted, Sergeant First Class (E7) serving as a Platoon Sergeant in a reconnaissance troop, I have just reached 11 years of service ( Basic Active Service date 27 SEP 1999). My current enlistment ends in APR 2013 at which time I will re-enlist for an indefinite contract to take me to the 20 year mark and retire with benefits.
My questions: (1) Answer earlier email Subject: U S Army Rank-Pay Grade-ETS-Future career intentions. (2) Transunion Credit Report shows $37,419 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Active duty enlisted, E7, Sergeant First Class, 11 years of active federal service, my current enlistment contract will expire in APR 2013 at which time my intentions are to reenlist for what is considered an indefinite contract (which will take me to 20 years and retirement benefits.) My credit balance is a consolidation of loans/credit accumulated during a resent home sale and move, it is not a home equity line. Currently paying $615 per month in credit cards, $925 in rent. I initially selected a five year not just to ensure flexibility, My plans to pay of this loan are based upon receipt of a reenlistment incentive during my overseas tour, and upon the additional salary and benefit from combat service. Best case I will repay the loan in the APR/MAY 2011 time frame, worst case I would be able to reduce the loan amount at that time, and pay the remainder in MAY 2012 upon return stateside. Reenlistment incentive bonus amounts are not static and change on a monthly basis based upon needs of the service and how many personnel of a specific skill/rank have opted to reenlist in the previous period.
1) Debts and associated interest rates? 2. income-employment verification (hit the contact us link)? 3. Are you not able to get a lower rate from being in the military?	Currently have $38 in revolving debt, accumulated due to the sale of a house in South Carolina, military orders forced my move earlier than expected and I was not able to recover what I had invested in the house. Currently renting at my new military assignment. I was able to use my status for a consolidation loan from a military specific credit union and did receive a favorable rate, however doing so increased my debt to income ratio which now prevents me from qualifying for such rates.

Member Payment Dependent Notes Series 583574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583574	$7,200	$7,200	10.38%	1.00%	September 22, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583574. Member loan 583574 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	SunBridge Healthcare	Debt-to-income ratio:	17.83%
Length of employment:	9 years	Location:	Hamden, CT

Home town:
Current & past employers:	SunBridge Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do for Sunbridge? wouldnt a bank loan offer lower interest rate for a car loan?	I am a food service assistant at SunBridge. I have been continually employed there for 9 years. Banks typically offer lower rates for both new and used vehicles that are not older than nine or ten years. As a result, I am seeking funding for this loan to pay for a beautiful 1997 BMW 528i, that has extremely low miles and has been kept in top condition.
What are your $ monthly costs (rent, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Well, there really isn't much at the moment. I am living at home with my parents, who only ask for $200 to cover my share in utilities, and about another $200 for my credit cards and phone bill. The rest of my expenses are covered by the university.

Member Payment Dependent Notes Series 583644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583644	$9,100	$9,100	16.82%	1.00%	September 27, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583644. Member loan 583644 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	United States Army	Debt-to-income ratio:	22.79%
Length of employment:	7 years	Location:	Indiana, PA

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > Loan is to consolidate three other debts that have higher interest rates. This loan will help to pay off these debts and with a lower interest rate on this loan I can pay it off faster through the lending club that the other two borrowers.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,535.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Pioneer Loan $221 21.08% $3,944 Car Loan $215 21.99% $3,047 Kay Jewelers $130 22.90% $1,590 All of these will be paid off asap. as shown my APRs are high and making payments is getting harder due that I have a new born. I never miss a payment an any of my bill but love to save money for future issue/emergancy event.
Re: Your loan application; U S Army. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 7 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am Active duty (AGR) status, SGT/E-05, my current ETS is 06/2011, paperwork in process for Reenlistment for another 3yrs and yes I am doing my 20yrs in the service for my pension.
My questions: (1) Answer earlier email Subject: U S Army Rank-Pay Grade-ETS-Future intentions, etc? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	SGT/E05, current ETS is 06/2011 after I needed to extent due that I had 2 ETS date for AGR and reserve time. paper work in process for another 3yrs but staying to due my full 20yrs for retirement as AGR (Active Guard Reserve)
Thanks for reply. You omitted answering Question 2: Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I hope to pay off the loan in 3 to 4 years. I am consolidating three seperate accounts that I have right now. One has a payoff of $1379, another a payoff of $3849, and the third $3052. By consolidating these three accounts I will save approximately $337 dollars a month according to the loan I selected with a payment of approx $225 a month. With this extra money I will most likely pay $80 or so extra on the loan to hopefully payit off in three to four years. I like having the freedom to finance for five years though in case an emergency would come up that I would only have to pay the $225 per month.

Member Payment Dependent Notes Series 583713

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583713	$1,000	$1,000	13.98%	1.00%	September 27, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583713. Member loan 583713 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$980 / month
Current employer:	MerchNow	Debt-to-income ratio:	6.63%
Length of employment:	< 1 year	Location:	Albany, NY

Home town:
Current & past employers:	MerchNow
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$353.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	2 student loans, one Federal, $3,650 at 6.8%, and one Stafford loan, 1,445 at 6.5%. I also have a $340 cash loan.
What do you do at MerchNow and where did you work prior to that?	My current job is to pull orders (shirts, posters, and CDs) and package them for shipping. my previous job was assistant manager of Radioshack

Member Payment Dependent Notes Series 583725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583725	$9,000	$9,000	13.23%	1.00%	September 24, 2010	October 3, 2015	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583725. Member loan 583725 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Southern Nuclear	Debt-to-income ratio:	16.80%
Length of employment:	10+ years	Location:	WAYNESBORO, GA

Home town:
Current & past employers:	Southern Nuclear
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > Using this loan to pay off credit cards with higher interest rates. I have worked for a Utility ( Power Company) for 23.5 years. I will make my payments on time as illustrated by my credit rating. This will help with my monthly budget and goal of becoming debt free. Thank you...

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,775.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	These will be paid off Credit Card #1 $7583 @16.24% Credit Card #2 $2154 @ 14.99% These won't be paid off Credit Card #3 6500 @ 13.99 5 Car #1 26800 @ 6.5% Car # 2 9500 @ 8%
My questions: (1) What is current position (Job/What you do) for employer Southern Nuclear? (2) Transunion Credit Report shows $13,775 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a Power Plant Electrician, oficial title is Nuclear Electrician. The revolving debt is on 3 credit cards, of which i currently pay 350 a month towards. I intend to have this loan from 4 to 5 years

Member Payment Dependent Notes Series 583736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583736	$6,000	$6,000	7.88%	1.00%	September 23, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583736. Member loan 583736 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,700 / month
Current employer:	aspen waste systems	Debt-to-income ratio:	8.25%
Length of employment:	10+ years	Location:	saint louis, MO

Home town:
Current & past employers:	aspen waste systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,927.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 583759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583759	$9,600	$9,600	7.88%	1.00%	September 24, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583759. Member loan 583759 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.90%
Length of employment:	2 years	Location:	Hoboken, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,561.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is source of income, thanks	I am an autism consultant for both a non-profit agency as well as a behavioral services firm.
Thanks and i did bid on your loan. thanks for coming to lending club	Thank you so much. I am very grateful!
No insurance?	Insurance paid for a portion but some of the specialist my situation required were not covered by my plan... Something I found out after the fact!!!

Member Payment Dependent Notes Series 583776

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583776	$4,900	$4,900	7.88%	1.00%	September 23, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583776. Member loan 583776 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	Mifflin Township Division of Fire	Debt-to-income ratio:	14.00%
Length of employment:	6 years	Location:	Lancaster, OH

Home town:
Current & past employers:	Mifflin Township Division of Fire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I've been a Full-time Firefighter/Paramedic for Mifflin Township Division of Fire for over 6 years and am currently the Assistant Chief for Pleasant Township Fire Department (my other Full-time job). I have been with Pleasant Fire for over 14 years now. Both of my jobs are very secure. I have seniority over 48 employees at Pleasant Fire and 22 employees at Mifflin. Thank you for your consideration regarding this loan.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	80
Revolving Credit Balance:	$38,566.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Mifflin Township Division of Fire?	I am a Full-time Firefighter/Paramedic for Mifflin Township Division of Fire.
Your revolving credit balance is shown as $38,500. What is this (CC debt, HELOC, other)? What is the monthly payment and also your other monthly costs (mortgage, car, utilities, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)	My wife & I have kept a strict budget for quite a while. I created a personal finance spreadsheet with our financial advisor. Listed below is our monthly debt breakdown: Mortgage= $1,100 (Balance= $132k) HELOC= $150 (Balance= $34k) Vehicle Loan= $350 (Balance= $8,000) Window Loan= $200 (Balance= $5,800) Best Buy= $100 (Balance= $1,000) Credit Card= $200 (Balance= $3,500) Cable/Internet= $121 month Cell Phones =160 month Vehicle Insurance= $107 month Electric= $150 month Water= $49 month Food= $500 average/month No childcare or tuition costs due to our 2 children being under 3 years old. No gym or additional memberships. I am able to work out at the firehouse. I hope the above information answers your questions. Please let me know if you have any additional questions. Thank you
Thanks for your answer to my budget question. Is this loan replacing the 8K vehicle loan listed in your monthly payments or is it for a second car?	It is for a second vehicle. My wife became a "stay at home mother" when our daughter was born but still needs a vehicle to run errands etc.
I am interested in lending but I want a clarification. Your previous answer stated that you need a car for your wife but the title of the loan says motorcycle. Could you clarify what you intend to buy. All the best.	Sorry about the confusion. I intend to purchase a motorcycle for me & give my current vehicle to my wife (a much safer 4 door pickup truck). I will drive her older vehicle when weather doesn't permit me to ride the motorcycle. Thank you for your question.

Member Payment Dependent Notes Series 583818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583818	$24,250	$24,250	10.75%	1.00%	September 28, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583818. Member loan 583818 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	US Dept Of Treasury	Debt-to-income ratio:	16.12%
Length of employment:	10+ years	Location:	HOLTS SUMMIT, MO

Home town:
Current & past employers:	US Dept Of Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I am hoping to get out from under the higher interest rates and get these debts paid off sooner.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,308.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the US Dept Of Treasury?	Type your answer here. I am a criminal investigator.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. They are both credit cards, one is Sears/12k/25.24%, and the other is Capital One which won't be paid off completely as the balance is around 20k/15.90% but it will pay it down considerably and make it much more managable.
A few questions that always seemed to get asked. What is the balance of your mortgage,2nd and or HELOC? What is the current market value of your home? What is monthly budget please itemize? How long, in years do you intend to keep the loan? What is your plan to keep these debts from reoccurring? Thank You and good luck	Type your answer here. Our balance is around $157k, no 2nd or HELOC. Current value is around $202k. This loan I am requesting will be paid out in 36 mos. We have reorganized our budget and do not plan to use these cards in the future. Thank You.
Hello I asked 5 questions and answered 3 and part of the other two. These are unsecured loans and if you fail to pay I and the other investors have no real recourse for collecting. So please answer all questions fully. I would like to see your itemized monthly budget. Also you said you "do not plan to use these cards in the future". Please amplify that last statement. Do you have other cards you are going to use? How did you accumulate this debt and what has changed to keep this debt from reoccurring? Thank you	Type your answer here. We had premature twins who required a lengthy hospital stay and after care once they were home. We also went to one income as my wife quit her job to be a full time mom. So the cards got charged up during this time. We do not have other credit card debt, just these two and we are paying cash only for things now. We have an excellent repay history on our credit and we have never defaulted on any loans. My wife was a loan officer with a credit union for 11 years before the boys were born so we know how important good credit is. Our debts are: Mortgage 1168.00, car pymt 310.00, Sears MC 622.00, Cap One 485.00, Bank of America (which is an installment loan) 622.00 + utilities and car insurance. I hope this answers your questions. Thank You
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2Are you the sole wage earner? Thanks.	Type your answer here. I am the sole wage earner. We have twin boys and my wife is a stay at home mom. Our monthly expenses are: mortgage 1168.00, car pymt 310.00, Sears MC 622.00, Cap One 485.00, Bank of America (installment loan) 622.00 + utilities and car insurance. I don't feel it is necessary to list individual utilities. We have never been late on any of our debts. Thank You.

Member Payment Dependent Notes Series 583860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583860	$10,000	$10,000	10.38%	1.00%	September 23, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583860. Member loan 583860 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	displaysonic inc	Debt-to-income ratio:	8.34%
Length of employment:	9 years	Location:	baldwin park, CA

Home town:
Current & past employers:	displaysonic inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > credit card consolidation

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,825.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583920	$10,000	$10,000	7.51%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583920. Member loan 583920 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Charter Communications	Debt-to-income ratio:	7.17%
Length of employment:	4 years	Location:	LAKE SAINT LOUIS, MO

Home town:
Current & past employers:	Charter Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,312.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Charter Communications?	Im a Switch Operations Manager.
Can you elaborate on the purpose of the loan. Also, what is you monthly payment of cc and mortgage. Thanks.	Load purpose is to restore a 1970 dodge challenger. $150 monthly for the credit card and $1,265 monthly for the Mortgage.

Member Payment Dependent Notes Series 583936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583936	$1,600	$1,600	11.12%	1.00%	September 28, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583936. Member loan 583936 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	security door controls	Debt-to-income ratio:	1.12%
Length of employment:	2 years	Location:	moorpark, CA

Home town:
Current & past employers:	security door controls
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$523.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 583942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583942	$10,000	$10,000	10.38%	1.00%	September 23, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583942. Member loan 583942 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	LCG Systems	Debt-to-income ratio:	3.97%
Length of employment:	1 year	Location:	Falls Church, VA

Home town:
Current & past employers:	LCG Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > The purpose of the loan is to help pay for wedding expenses in the family. I have excellent credit, a stable high-paying job and pay off all my credit card balances every month.

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$234.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is LCG Systems and what do you do there?	LCG Systems is a Federal Contractor providing software services to the Federal Government. I work as a Sr Software Engineer. You can find more information on our website http://www.lcgsystems.com.
What is the purpose of this loan?	I have wedding expenses coming up in the family and will use it for that.
Why did you call it an MBA loan?	I'm trying to figure out a way to change that, but the site does not allow me to do it. I was initially thinking of using some of the loan amount for a part-time MBA program I'm enrolling in, but I found other sources for that.

Member Payment Dependent Notes Series 583976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583976	$7,000	$7,000	16.45%	1.00%	September 27, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583976. Member loan 583976 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Glaucoma Center	Debt-to-income ratio:	10.20%
Length of employment:	< 1 year	Location:	hercules, CA

Home town:
Current & past employers:	Glaucoma Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$597.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Glaucoma Center and where did you work prior to that?	I work as a medical assistant at the glaucoma center. Prior to this job I was also a medical assistant. The reason I switch was because this current job of mines offer more opportunities in terms of patient care experience and allows room for advancement.
I am interested in helping you fund your loan, however according to Revolving Credit Balance you owe $597.00, but your loan is for $7000. Can you please explain the difference? Can you also gave a descriptive breakdown of your monthly expenses and how long do you intend to pay off your loan.	I am a little confuse as to where the revolving balance of $597 came from. I know that I would like a loan of 7000 but am getting charge for $310 for the fee of the club. On what the club says I should pay $297 monthly which is fixed for three years. If given the option of paying more monthly , I would.
FYI - Lending Club does allow you to pay loans off faster if you choose to do so. There is no pre-payment penalty. Also, the $597 is what is showing on your Transunion report only. Not all debts are reported to each and every one of the credit bureaus.	Ok. I just figured that out. I have a revolving balance of $597 but I also have a balance that I closed an account to that I am trying to pay off. I initially thought that closing my account will no longer raise my interest rate because the interest rate was too high. So I have a revolving balance that is in total to the amount that I am asking assistance for.

Member Payment Dependent Notes Series 584011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584011	$10,000	$10,000	16.45%	1.00%	September 24, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584011. Member loan 584011 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Mercedes Benz USA	Debt-to-income ratio:	0.88%
Length of employment:	6 years	Location:	wellington, FL

Home town:
Current & past employers:	Mercedes Benz USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > refinance car that is too old to get a used car loan (1994 corvette). Borrower added on 09/21/10 > Thank you for investing. If you have any questions, feel free to ask.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	39
Revolving Credit Balance:	$1,836.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer MB USA? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Good morning, The loan will be paid off withing 36 months.
Received half answer. You omitted answering 1st Question: (1) What is current position (Job/What you do) for employer MB USA? :	I am an engineer.
What sort of engineer are you? (day to day duties) Are you working on a particular product line?	All vehicles.
Can you please explain the delinquency that occured 39 months ago? Thanks.	It was from my divorce. I kinda got the shaft, but thst is overwith.

Member Payment Dependent Notes Series 584115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584115	$3,000	$3,000	13.23%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584115. Member loan 584115 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Baptist St. Anthony's	Debt-to-income ratio:	5.44%
Length of employment:	2 years	Location:	AMARILLO, TX

Home town:
Current & past employers:	Baptist St. Anthony's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I plan to use the funds in order to keep up with bills and get on my feet. I am a good borrower because I have a monthly budget that I stick to as well as plan to pay back everything I owe in a timely manner. My monthly budget is $1500. My job is very stable. I just graduated from nursing school and will begin to work full-time as an RN in the next month. Borrower added on 09/20/10 > I plan to use the loan in order to keep up with my bills and get on my feet. I am a good borrower because I adhere to my monthly budget and have a plan in order to pay off my loan in a timely manner. My monthly budget is $1500. My job is very stable. I just graduated from nursing school and will begin to work as a full-time RN within the next month

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,854.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Baptist St. Anthony's?	I have been a nurses' aide for the past 2 years but I just graduated from nursing school and I will take my boards next month to become a registered nurse

Member Payment Dependent Notes Series 584161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584161	$8,500	$8,500	17.19%	1.00%	September 27, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584161. Member loan 584161 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	sprint communications	Debt-to-income ratio:	22.63%
Length of employment:	8 years	Location:	las vegas, NV

Home town:
Current & past employers:	sprint communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Purpose of this loan is to consolidate the following and to allow couple hundred for myself as well. Bank of America Visa Platnium - $2184.00. 6.9% Citibank Student Loan - $3900.00. 7.5% GEMoney Discount Tire Card - $720.00. 21.99% Credit One Card - $561.00 19.99%

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	30
Revolving Credit Balance:	$864.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Could you please list the debt you are wanting to consolidate? Art	But of course. Bank of America Visa Platnium - $2184.00 GEMoney Discount tire card - $720.00 Credit One Card - $561.14 Citibank Student Loan - $3900.00 The interest rates are very reasonable on the BOA and Citibank accounts, but regardless, it would make things much easier on me by consolidating them. Thanks for your time.
My questions: (1) What is current position (Job/What you do) for employer SPRINT? (2) Transunion Credit Report shows $864 Revolving Credit Balance. Loan is $7,700 more than credit report indicated debts. Loan is solidated/refinanced what SPECIFIC debts that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Good questions. First and foremost, I am a Network and Handset Technician for Sprint Communications, in which the position involves: Replacing/Repairing any physical malfunctioned part on the device, being hardware, software, network and radio frequency involved. We are also responsible for assisting the Network Engineers with Cell readings and reporting them accordingly. In regards to my credit report and the amount requested for the loan itself, Experian currently has my revolving debt at $3,695.00 and considering the student loan through Citibank, that equates to $3,937.00. The BOA account and the Citibank student loan have been open for quite sometime and I have paid a good portion of them over that time as well. The two low limit cards were opened as an emergency just recently and both have an extremely high APR, in which I would really like to pay off and close the accounts as needed. All the loans that I have taken out in the past have been paid off well before the maturity date. A loan that was taken out May of 2009 was paid off in December of 2009. I expect this loan to be paid off in max of three years. I selected the 5 year term just to give myself the cushion of a smaller payment and having the option to pay more over the minimum on a monthly basis. Thank you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	My expenses that I am consolidating: Bank of America Visa Platnium - $2184.00. 6.9% Citibank Student Loan - $3900.00. 7.5% GEMoney Discount Tire Card - $720.00. 21.99% Credit One Card - $561.00 19.99% My other expenses include: Auto: $17,700.00 7.0% @ $375 a month. Auto Ins: $145.00 Rent: $480.00 Internet/cable: $80.00 Nevada Power: $65.00 Gym: $31.00 Food/Gas Varies. Typically $125.00 for both No childcare or anything relevant and I am the sole earner as well. Thanks!
Why pay off lower interest rate loans with this loan?	Eventhough the BOA Visa card and my Citibank student loan is at a low rate, the combined monthly payments on both are right at $200 a month. The accounts have been open since 2004 and 2005 and I would really like to eliminate them by consolidation, in which would make things much easier on myself.

Member Payment Dependent Notes Series 584165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584165	$3,000	$3,000	10.75%	1.00%	September 27, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584165. Member loan 584165 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,888 / month
Current employer:	vally view nursing home	Debt-to-income ratio:	16.31%
Length of employment:	1 year	Location:	cisco, TX

Home town:
Current & past employers:	vally view nursing home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > pay off credit card and house and not ever use credit cards my job is totally stable pluse i am going to start getting more hours, and i am fulltime after loan with this loan my buget will be 1,700.00 and that is with paying you guys and I get a check widows peion for and my sons diaiblity for 2160.00 plus my checks i get from work and i do bleive in paying everyone back

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,728.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. I'm having trouble figuring out which debts you are paying off based on your profile. Can you provide a list of the debts you plan to pay off with this loan? For EACH debt on the list, write the following: who the debt is owed to, the AMOUNT owed, and the interest rate.	i would like to pay off my visa for 600.00 and my walmart card for 600.00 and my citi for 1220.00 my care cedit care for 267.00 and I would like to pay off my hosptial bills wich the DR i ouw 746.00 and the cat scan 138.00 and the hospital 1800.00 but i would take the 3000. and pay off the 3 main credit cards so I will have more money to pay the doctors and hospital back and I do make 2160.00 amonth pluse my job which is 800.00 a month so that is 2906.00 a month that I bring in now I would also like to pay off my house ins wich is about 300. i have left to pay off for the year and my car ins which is about 450.00 for the year this loan will get me back on track again

Member Payment Dependent Notes Series 584277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584277	$9,000	$9,000	7.14%	1.00%	September 24, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584277. Member loan 584277 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Stirling Elementary	Debt-to-income ratio:	12.61%
Length of employment:	10+ years	Location:	Hollywood, FL

Home town:
Current & past employers:	Stirling Elementary
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I really need your help. I have excellent credit. I plan on paying down my credit cards and other debts. I certainly am not a person who is a risk. I have been working at the same job for 32 years. I own my home and my car is paid off. Please help. Thank you.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,369.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Potential investor here, A few questions: 1. Transunion credit report obtained by lendingclub shows 1 delinquency in the last year, 22 months ago? Do you know what it was for and was it settled? 2. What do you do for Stirling elementary school?	Type your answer here.Delinquency was definitely settled. It was an honest oversight. I am a teacher.

Member Payment Dependent Notes Series 584283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584283	$2,600	$2,600	7.14%	1.00%	September 24, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584283. Member loan 584283 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,195 / month
Current employer:	n/a	Debt-to-income ratio:	7.68%
Length of employment:	n/a	Location:	Lemont, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,212.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584333	$9,000	$9,000	7.14%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584333. Member loan 584333 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Providence Water	Debt-to-income ratio:	9.68%
Length of employment:	10+ years	Location:	Providence, RI

Home town:
Current & past employers:	Providence Water
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Will the monthly payments be deducted from my checking account

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,638.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584344	$4,500	$4,500	7.51%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584344. Member loan 584344 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Specialty Sports Venture (Vail Resorts)	Debt-to-income ratio:	22.54%
Length of employment:	4 years	Location:	Vail, CO

Home town:
Current & past employers:	Specialty Sports Venture (Vail Resorts)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > If this loan is funded I will be purchasing an early 90's 4Runner. I need a vehicle that can handle heavy snow with good clearance and a capable 4x4 drivetrain. If you have any questions please ask away, I will be happy to answer them.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,733.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 584376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584376	$3,600	$3,600	13.61%	1.00%	September 23, 2010	October 4, 2015	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584376. Member loan 584376 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,783 / month
Current employer:	Transportation Security Administration	Debt-to-income ratio:	19.19%
Length of employment:	2 years	Location:	Tooele, UT

Home town:
Current & past employers:	Transportation Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,407.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. please provide some detail on your job situation during the course of this move. have you started looking for work in your new town? if you already have a job lined up, how will your salary at your new job compare to that of your old job? 2. have you provided lending club with both your old and new address and other contact information associated with moving	I am actually still with the same government agency and with the same title. Just in a different location My base pay is staying the same, but my locality pay is increasing and I will be receiving a split shift differential. Also the state I am relocating too has no state income tax. So with all these things into consideration, I will have more of a pay check after deductions.
how will lending club contact you after you have moved? (you seem to have forgotten to answer question #2 of my previous inquiry)	We have a lead on a few places to live. Once we have money for a security deposit. I will notify lending club. Lending club can also get hold of me through my email anytime.

Member Payment Dependent Notes Series 584422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584422	$3,600	$3,600	11.12%	1.00%	September 22, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584422. Member loan 584422 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	7.53%
Length of employment:	2 years	Location:	Miami Beach, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > I am requesting $3,600.00 to consolidate my debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$666.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 584444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584444	$5,000	$5,000	17.56%	1.00%	September 24, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584444. Member loan 584444 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,906 / month
Current employer:	United States Army	Debt-to-income ratio:	4.37%
Length of employment:	10+ years	Location:	New Smyrna Beach, FL

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Please feel free to email me at anytime. I will be more than happy to answer any of your questions that you may have. Thank you very much.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,295.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application; U S ARMY Employee. My questions are:: (1) If active duty military: Current Rank?** a-n-d Pay Grade?; Enlisted Member; When is Expiration Current Contract Date? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows 10 years. Future intentions are: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or other options? (3) If Civilian Employee: What is equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA	I am Active Duty Army. I have been in for 11 years. My ETS date is 16 April 2014. I am a Sergeant Promotable (E5)and I should be getting promoted to SSG anytime. I plan on staying in the Army. I am a Flight Medical Aid Man andI work in an Army Aeromedical Evacuation Unit. I hope this information proves useful.
Transunion Credit Report shows 1 unidentified creditor payment delinquency 15 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.09.2010	I do not recall, I may be an error on their part. I feel that I am very punctual when repaying loans. I will tell you that in the past 4 years, I paid of two vehicles. If you wish, I will look into it and I will get back to you.
My questions: (1) Answer previosu email Subject: US Army Rank-Pay Grade-ETS-Future intentions? (2) Answer previosu email Subject: 1 unidentified payment delinqunecy 15-months ago? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I just responded to your questions on other emails that I recieved from you. Please let me know if you need anymore questions. Take care.
Received replies, thanks. Am always interested helping fellow military. Considering funding your loan. My last question: (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My goal is to repay this loan within 18 months to 2 years, versus 3. I am scheduled to deploy to Afghanistan within 6-8 months. I recieve alot of special pays due to the hazards of my profession. Alot of my money that I recieve while deployed will be tax free also.
1) is this for a wedding that is going to happen or already happened? And 2) god forbid, but if something happens to you in Afghanistan, do you have enough assets in your estate to settle this debt.	I have not gotten married yet and in the event that something happens to me in Afghanistan, My fiancee has a power of attorney to take care of everything. I do have enough assets to take care of the debt.
No need to reply. Thank you for your service to our country and I'm proud to help fund your loan. God bless and keep you safe....and all our military.	Thank you and I appreciate your willingness to helo my fiance and I. Be well.

Member Payment Dependent Notes Series 584456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584456	$3,500	$3,500	13.23%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584456. Member loan 584456 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Target Corporation	Debt-to-income ratio:	23.24%
Length of employment:	8 years	Location:	Shakopee, MN

Home town:
Current & past employers:	Target Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Unfortunately due to the new law that was enacted by Congress, the APR's were raised to over 20% on two of my credit card accounts. This is truely unfortunate as I have alway made timely payments hat are in excess of the montly minimum. With my debt consolidation loan, I will pay off and then cancel both accounts. Thanks in advance for your help in making this happen

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,222.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	CriticalMiss, Thank you for your interested in funding my loan. The debt that I am consolidating is two credit cards, one that has an outstanding balance of $2,000 and one that has an outstanding balance of $1,700. Even thought I have never been late and have always made more than the minimum payment, the APR's on both of my accounts were raised to 21% and 23% because of the new law that was enacted by Congress
What is your position (job/role) at Target?	I am a Senior Paralegal
What is the rest of your revolving debt besides the two credit cards you will be paying off?	The remainder of the revolving debt is all related to purchases made for supplies to finish off our basement
You listed $3,700 in debt. Credit Report is showing $14K . What is the additional debt?	The remainder of the debt is all related to purchases made for supplies to finish off our basement.

Member Payment Dependent Notes Series 584460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584460	$7,500	$7,500	7.88%	1.00%	September 23, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584460. Member loan 584460 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	2.78%
Length of employment:	4 years	Location:	ATLANTA, GA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,209.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584506	$2,500	$2,500	13.23%	1.00%	September 22, 2010	October 4, 2013	October 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584506. Member loan 584506 was requested on September 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bank of America	Debt-to-income ratio:	16.53%
Length of employment:	5 years	Location:	Providence, RI

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/20/10 > Was sick for two months and my insurance did not cover it, this would really help get the medical bills of my back, thank you for your help and I promise to pay my debt back to you...

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,873.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584517	$8,000	$8,000	15.95%	1.00%	September 24, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584517. Member loan 584517 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	TSA	Debt-to-income ratio:	1.76%
Length of employment:	6 years	Location:	sacramento, CA

Home town:
Current & past employers:	TSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I have a very stable job, working for the government. I make a very decent amount of money and I would not have any trouble making the payments. I will use the money to consolidate my credit card bills in which I am paying a higher interest rate due to cash advances.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,138.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer DOT TSA? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a Security Officer. Can't really tell you what rank and title due to security reasons. I intend to pay off after 1 year if possible.
Why did you find it necessary to take cash advances on your credit cards?	Honestly, I went up to Reno last month and kind of went crazy with the cash advance. I rather pay 15-17% than 25%. I would definately help on the long run. Thanks
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations and please highlight the debt that is going to be adjusted/paid-off with this loan. 2.) Please list your take home pay, savings, all your households' expenses including health-insurance payments & if any tax liens, alimony & child-care expenses? 3.) Why did you need to take cash-advances and does your current situation & budget allows you not to rely anymore on cash-advances from your credit-cards ?	I have an AMX with balance of 2000 ($1500@13.24 and $500@25.24). Capital One with balance of 1000 (1000@54.24). MBNA with balance of 5000 (2900@14.59 and 2100@25.24). If I get funded, I would consolidate all three Credit Cards by paying them all off. I net approx. $1600 bi-weekly and the only bills I have are my currently the three credit cards listed above and rent. My car is paid off and I don't pay alimony/child support/health insurance. I have household expensed (utility bills and etc.) of about 600 and rent 500.
How often to you go to Reno and take out cash advances?	I go usually once a year for the Nuggett BBQ cookoff. I guess they finally got me this year. I made a mistake but it won't happen again.
I have no question only a statement... STAY AWAY FROM CASH ADVANCES (or any high-interest, low-benefit situations). I hope you will choose to make better financial decisions in the future, best of luck!	Thank you. I will.

Member Payment Dependent Notes Series 584635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584635	$12,000	$12,000	7.14%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584635. Member loan 584635 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,133 / month
Current employer:	Citibank	Debt-to-income ratio:	14.47%
Length of employment:	10+ years	Location:	Wilmington, DE

Home town:
Current & past employers:	Citibank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Would like to pay off two cc with this lower interest rate. The bank interest rates are out of control. Borrower added on 09/25/10 > Further details on why I would like to pay off these credit cards: 13.99%-current min monthly payment of $155.00 (I've been paying them $250.00 per month) 16.24%-current min monthly payment of $94.00 (I've been paying them $200.00)

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,410.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I was wondering if it is possible to get a monthly budget breakdown as well as a breakdown of which cards (and APRs) you will be paying off?	2 cards, one 16.24% interest and the other 13.99%.
What will you be using your loan for? What are your monthly expenses and interest rates.	2 cards, one 13.99% & the other 16.24%. I'm tired of giving the banks my money.
I hate to be redundant, but can you please offer a monthly budget breakdown? This will allow lenders to see if you can afford the payment for this loan, and may assist you in getting all of the funds that you have requested. Smart idea on the interest rates, but you do realize that your monthly payment is probably going to be higher than the card minimum (hence the monthly expense breakdown.)? Good luck and smart move, you have a great history :>	Sorry, hope this better explains. 16.24%- Minimum payment of $94.00 (I have been paying $200.00) 13.99%-Minimum paymentis $155.00 (I have been paying $250.00) I have been paying well above the minimum payments for a very long time, have not made purchases on these cards and intend to close the accounts once the balances are 0.00. I'm just tired of giving my hard earned money to the banks.
You currently work for a bank now. Can you elaborate what you do for CitiBank and the total amount outstanding on your credit cards your consolidating?	I work in operations, and really can't elaborate further except I've been there for over 20 years. The outstanding amounts are as follows: 13.99%-$6,911.12 with a current min monthly payment of $155.00 (I've been paying them $250.00 per month) 16.24%-$4,739.04 with a current min monthly payment of $94.00 (I've been paying them $200.00) Hope this answers your question?

Member Payment Dependent Notes Series 584657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584657	$5,500	$5,500	10.38%	1.00%	September 23, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584657. Member loan 584657 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	UBS	Debt-to-income ratio:	9.97%
Length of employment:	5 years	Location:	shelton, CT

Home town:
Current & past employers:	UBS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$50,614.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 584692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584692	$15,000	$15,000	7.88%	1.00%	September 28, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584692. Member loan 584692 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	U.S. District Courts	Debt-to-income ratio:	3.10%
Length of employment:	10+ years	Location:	Daleville, VA

Home town:
Current & past employers:	U.S. District Courts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have been at my government job for over 12 years. I own several rentals, one paid for, one will be paid for in three years. I have been a landlord for ten years and truly enjoy it and have never had the issues so far that other landlords complain of (knock on wood). I also am a realtor on the side for my coworkers and friends. I would love to decorate my new home and fix a couple of small things, but running up credit cards with high interest rates isn't appealing to me. The company I had a home equity loan with on one of my rentals, which I took out when I lived there, went bankrupt, so that home equity is no longer available to me, and they don't give home equity loans on rental properties, which if it's paid for, I really don't understand. My job is very stable, my life is very stable (knock on wood), and I would like to use this loan to pay off what I have used on credit cards so far to decorate and, like I said, fix a few small things around the house. I have always paid my credit cards off, but the decorating had ended up being more than I expected. On the very few times I have carried a balance on credit cards, I have always paid way more than the minimum payment. The payment on this loan will actually be less than what I'm currently paying on the cards, because I do pay over the minimum balance, and it will be paid in three years, rather than dragging it out forever on credit cards. I had a loan recently to put a new bathroom in a rental and it was a one year no interest loan, and I paid that almost $5,000 loan off within the one year so I wouldn't have to pay the interest.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,579.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584708	$5,300	$5,300	11.12%	1.00%	September 28, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584708. Member loan 584708 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,692 / month
Current employer:	ISR Group	Debt-to-income ratio:	8.62%
Length of employment:	< 1 year	Location:	New Castle, PA

Home town:
Current & past employers:	ISR Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,809.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ISR group, and what is your position there?	ISR refers to Intelligence Survelliance and Reconaissance and is a term related to Unmanned Air Vehicles. It's basically a military term. I am their International Sales Manager and am tasked with helping them to go into global markets.
What type of car are you buying? Why are you requesting this loan vs. financing it through a dealer?	I plan on buying an early 2000s model Cadillac DeVille as a second car. I will be putting in a large amount of cash bundled with this loan. Dealers cannot compete with this interest rate and I have had and payed off a loan this way before. My feeling is that banks get enough of our money so this way puts money in regular people's pockets instead. :)

Member Payment Dependent Notes Series 584718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584718	$15,000	$15,000	7.51%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584718. Member loan 584718 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	American Red Cross	Debt-to-income ratio:	4.27%
Length of employment:	6 years	Location:	Feeding Hills, MA

Home town:
Current & past employers:	American Red Cross
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > improvments to kitchen and bath

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,487.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at the Red Cross? Can you list your work history? These answers will definitely help lenders lend.	I want the loan for home improvement.mortgage $1643 4.75 interst school $60 a month citibank $3000 saving $11000 CD 2200 stocks $30000 My home is a 3 family rent is 1630 a month for 2 units.I collect blood for red cross wages is $45000 a year. I have worked 6 years for red cross.
Ok. I'd be happy to help.	Type your answer here.Thank you.

Member Payment Dependent Notes Series 584739

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584739	$9,000	$9,000	7.14%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584739. Member loan 584739 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	pss	Debt-to-income ratio:	7.96%
Length of employment:	10+ years	Location:	lincoln park, NJ

Home town:
Current & past employers:	pss
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > The car I'm purchasing is a 2003 Mercury Sable Premium Edition with 36K miles. It is in PERFECT condition. Most financial institutions do not finance cars older than 5 years.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,566.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PSS and what position do you hold with them?	Physicians Sales and Service - I am a Medical Consultant. We work with doctor offices, surgery centers, health clinics (not Hospitals) to strengthen their clinical success and financial health. I've been employeed by PSS for 15 years.

Member Payment Dependent Notes Series 584774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584774	$6,000	$6,000	13.23%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584774. Member loan 584774 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Fiserv	Debt-to-income ratio:	23.18%
Length of employment:	10+ years	Location:	Hermosa Beach, CA

Home town:
Current & past employers:	Fiserv
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,809.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 584786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584786	$6,000	$6,000	13.23%	1.00%	September 27, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584786. Member loan 584786 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Ebay	Debt-to-income ratio:	6.20%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Ebay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I just want to improve my credit score to get the best rate for a home loan. This looks like the best way to improve credit score. I am planning to invest this money in stocks. I work full time and get good salary. I have a good credit, but I want to improve it further to make it excellent. Never late to any payments. You can be assured I am a resposible borrower. Hope you will invest in my loan and please ask your friends to invest as well. Borrower added on 09/21/10 > Please ask me if you have any questions

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ebay?	I am a software Engineer

Member Payment Dependent Notes Series 584789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584789	$2,000	$2,000	20.16%	1.00%	September 28, 2010	October 7, 2015	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584789. Member loan 584789 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Dishnetwork	Debt-to-income ratio:	12.62%
Length of employment:	2 years	Location:	LITHONIA, GA

Home town:
Current & past employers:	Dishnetwork
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	25
Revolving Credit Balance:	$1,372.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For what purpose do you want to borrow this money? What is your job with Dishnetwork? What was your delinquency 25 months ago? Do you hope or plan to purchase a home in the next 5 years or so?	I'd like to establish a startup software development company. There's no overhead whatsoever. I simply need specialized software packages and some hardware which cost so much. Beside those items it's only going to take time to develop the finished product. I must emphasize on the fact that I am not resigning from my current position. I will design the software after work hours and on weekends. I'm an electrical engineer with Dishnetwork. I have not had a single delinquency in over 25 month. I do not plan to purchase a home in the next 5 years. My rent is extremely low. Therefore, I prefer maintain it and my other expense as they are ( plus inflation) until I save 30 to 40 percent of whichever house I would like to buy.

Member Payment Dependent Notes Series 584817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584817	$9,250	$9,250	11.86%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584817. Member loan 584817 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	WIMM Labs	Debt-to-income ratio:	9.47%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	WIMM Labs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > My fiancée and I are getting married in one month, and due to several unexpected and costly events, we require a little financial boost to help offset the expense of our wedding. We recently purchased a condo, and both have stable, well-paying jobs in the San Francisco Bay Area. Other than our mortgage, our expenses are minimal (car is paid off, etc), and we have a good track record of paying things off early. Thank you so much for your consideration!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,343.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 584820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584820	$3,000	$3,000	13.61%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584820. Member loan 584820 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	RW3 Technologies	Debt-to-income ratio:	11.94%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	RW3 Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1970	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,369.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at RW3 Technologies and where did you work prior to that?	I'm a software programmer (I primarily develop in SQL). Before that I was self employed, doing computer tech support. Prior to that I was a Network Administrator (IT) in the US Marine Corps.

Member Payment Dependent Notes Series 584823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584823	$9,000	$9,000	6.76%	1.00%	September 23, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584823. Member loan 584823 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Federal Public Defender	Debt-to-income ratio:	17.92%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	Federal Public Defender
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I plan to use the funds to pay down higher-interest debt. I have excellent credit, and I always make my monthly payments on time. I have been at the same job for 14 1/2 years.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	79	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,431.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Federal Public Defender?	Administrative Legal Assistant
Hello. Do you have any plans to avoid accumulating additional debt in the future? Wishing you well.	Yes. I plan to pay off and close my credit cards.

Member Payment Dependent Notes Series 584836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584836	$5,000	$5,000	10.75%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584836. Member loan 584836 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,986 / month
Current employer:	Central Coast Pathology	Debt-to-income ratio:	23.81%
Length of employment:	10+ years	Location:	Atascadero, CA

Home town:
Current & past employers:	Central Coast Pathology
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I have two vehicles and I need to pay off one of the loans. My husband can no longer drive due to a disability and I want to sell one of them. I just need a helping hand to get ahead again and appreciate any one willing to give me chance. I have been at my job for over 16 years. It will verify as over 10 years because the companies merged into one. I pay my bills on time every month, but I'm at a point where my payments equal more than my income, thus needing to get rid of my two high car payments. I have worked hard in the last 10 years to get my credit back on track and I think I'm doing a pretty good job with only 1 income. Thank you for taking the time to read this and thank you in advance for your trust and help. I'm glad to answer any questions you may have for me. Borrower added on 09/21/10 > Thank you to all the investors that funded my 1st attempt. I had to re-list my loan at a lower amount that is why this is being listed again. As stated before I want to pay off my high car loan and appreciate any assistance. Thank you in advance.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,035.00	Public Records On File:	1
Revolving Line Utilization:	48.20%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 584842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584842	$10,000	$10,000	11.12%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584842. Member loan 584842 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,612 / month
Current employer:	Logigear Corporation	Debt-to-income ratio:	10.99%
Length of employment:	4 years	Location:	Half Moon Bay, CA

Home town:
Current & past employers:	Logigear Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > This will be used to pay-off credit card debt. Business is picking up quickly now after the downturn which is improving my take home pay. I have an excellent credit rating and strive to maintain it. Borrower added on 09/22/10 > This is to pay off credit card debt. Business is beginning to pick up quickly so will be able to payback the loan sooner. I have an excellent credit rating.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,080.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Logigear Corporation?	I am a Global Program Manager. Currently I am managing two key clients and the corresponding off-shore software development/QA teams.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	No not at all. In fact I'm closing on two additional long term projects at work which will increase my pay. I just want to get off the credit card treadmill.
Hi there, I'm interested in funding your loan but would first like to know about the credit cards/debt you are looking to consolidate. Please list the current outstanding balances along with their respective APR's (i.e. CC#1 $4000 @ 15%). Thanks in advance for your answers.	Very simply... CC#1 $10,000 @ 29.99%.

Member Payment Dependent Notes Series 584899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584899	$5,500	$5,500	15.21%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584899. Member loan 584899 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Genco Supply Chain Solutions	Debt-to-income ratio:	7.80%
Length of employment:	< 1 year	Location:	Loganville, GA

Home town:
Current & past employers:	Genco Supply Chain Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > My husband and I have been married since December 11, 2009. We were both in marriages that ended because of no fault of our own. We both just "walked away" from our respective marriages, not wanting to fight for anything. We decided when we got married to live with our parents until we could "start over." We are now at that point and are moving into an apartment at Tree Corners in Grayson GA. We will need the loan to purchase living room furniture, dining room table, a washer and dryer, television, kitchen appliances and bedroom furniture. Borrower added on 09/21/10 > My husband and I have been married since December 11, 2009. We had both just gotten out of marriages that ended from no fault of our own. Our situations were very similar in that we just wanted the marriage dissolves and just weren't up to the task of fighting anymore in order to "split property." We both "walked away" from our respective marriages. We decided to live with my husbands parents until we could "start over." We are now at that point because we now have 2 incomes as I have gainful employment which will provide the income we will need to "get out on our own." We are moving into an apartment at Tree Corners in Grayson, GA. Because we left our marriages with "nothing" we must purchase bedroom, living room and dining room furniture, a washer and dryer, television and kitchen appliances. Getting this loan will greatly help in speeding up the process of getting our new home in order. My husband is a Lieutenant with Loganville Police Department - Chief Detective and plans on retiring from the force. I am aPayroll Administrator with Genco/Petco and expect that I will retire from my company as well. Both our jobs and income are quite secure. We will have no problem repaying the loan.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,684.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Genco Supply Chain Solutions and where did you work prior to that?	Type your answer here. I am the Payroll Administrator. We are the logistics company that operates the Petco Distribution Centers. Genco has been in business for over 123 years. Before that I worked for Carolina Handling as an Executive Assistant. When the economy got bad I lost my job to downsizing. I was in an abusive marriage and just walked away, not asking for anything, just wanted to get out. That's why I have no furniture or appliances.
What is your husband's income and what are your combined monthly expenses?	My husband's income is $2500.00 per month (net). He is a Lieutenant with the City Police Department. His title is Chief Detective. Our monthly expenses are approximately $2,100.00 per month. Our combined monthly income is approximately $4,100.00 (net) per month.

Member Payment Dependent Notes Series 584902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584902	$9,000	$9,000	18.67%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584902. Member loan 584902 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	HUNTING ENERGY SERVICE	Debt-to-income ratio:	24.66%
Length of employment:	6 years	Location:	HOUMA, LA

Home town:
Current & past employers:	HUNTING ENERGY SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	61
Revolving Credit Balance:	$4,553.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Hunting Enegy Services? (2) Transunion Credit Report shows $4,553 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a Inventory Coordinator I control all inventory tracations an purchase all finshed good and raw material to supply our machine shop. for Hunting. I am paying about $600 total per month and not getting anywhere. After they are paid off no more credit cards for me. I was tring to build my crdit up to buy a house for my family but just got overloaded. We will try to pay off early but will keep it active for the term.
What is HUNTING ENERGY SERVICE and what do you do there?	Hunting is a manufacturing company suppling the globe with quality service parts for the energy sector. I am a Inventory Coordinator I control all inventory transations an purchase all finshed good and raw material to supply our machine shop.
Please contact Lending Club (support@lendingclub.com) and send them your income verification documents (pay-stub, etc.). After verification, I will be happy to contribute! Thanks!	Ok no problem.

Member Payment Dependent Notes Series 584906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584906	$5,000	$5,000	11.86%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584906. Member loan 584906 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,583 / month
Current employer:	Taylor Termite and Pest Control	Debt-to-income ratio:	9.76%
Length of employment:	2 years	Location:	MILTON, DE

Home town:
Current & past employers:	Taylor Termite and Pest Control
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	50
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Taylor Termite and Pest Control and where did you work prior to that?	I work in sales. Before I started working here, I was in sales at Terminix for 2 years.

Member Payment Dependent Notes Series 584922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584922	$10,000	$10,000	15.95%	1.00%	September 28, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584922. Member loan 584922 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,919 / month
Current employer:	State of California	Debt-to-income ratio:	14.39%
Length of employment:	4 years	Location:	Rancho Cordova, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > I am a furloughed state of california employee. I am also a young business professional. I have worked hard to make sure I could purchase a home, buy an economical car to get to and from work, and make sure that I can do everything without overextedning myself. Then, in February 2009, the governor began issuing 2 day per month furloughs equalling just under 10% of my monthly salary. Then, in June 2009, he increased that to just under 14% (3 days per month). Now that the furlough order has ended, I am able to get back on track, but I desparately need your help. When I marry my fiance next year, I would every much like to have everything under control, and your assistance would help me to lower my overall interest rates, my monthly payment, and allow me to pay my debts and save for the wedding my girl has always wanted. Thank you!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$6,132.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer State of CA? (2) Transunion Credit Report shows $6,132 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	My answers: (1)I am a legislative analyst for the State of California. I acquired this position after working for 2 years as an auditor working on abusive tax shelter cases. (2) I am currently paying between $600 and $700 per month on my total debt, including approximately $450 toward revolving debt. With high interest rates, my revolving debts are shrinking much slower than I had anticipated. (3) I intend to service the loan for the full 3 years. Pending a promotion, I intend to pay an addition $100 per month to the loan, but I can't promise anything less than the full three years. I certainly am not interested in overextending myself during any given month to pay the loan if it means I will have to turn to other sources (credit cards) just to get by that month. I know I can guarantee the $351 per month.
What do you do for the State of California?	I am a legislative analyst.
What are the debts & interest rates you're consolidating? Your credit report shows only $6000 in debt, but you're requesting $10,000	I have two credit cards in my name, and I have committed to repaying my mother by paying off a card in her name in the amount of $1854 with a 23% rate. I also have other incidental bills I need to consolidate into one payment (a bed and tires for my car totaling about 1,300)
Is your fiance on board with your reducing your debt? Is she willing to have a wedding on a smaller scale if it is required to prevent you from getting off track from paying your debt on time?	We are very open with each other about finances. I told her we would have to scale down some things but we can do things still nicely. She has money saved, and with the additional funds I would be saving, I can put away money for that time. The wedding itself is 13 months away. Neither of us want huge debts so we are both working to pay down the loan. She is committed to us sharing finances.

Member Payment Dependent Notes Series 584983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584983	$6,000	$6,000	7.88%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584983. Member loan 584983 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	atlantic express	Debt-to-income ratio:	4.23%
Length of employment:	5 years	Location:	jersey city, NJ

Home town:
Current & past employers:	atlantic express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	27
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on your delinquency 27 months ago? Also, what debts will you be consolidating with this loan? Thanks.	I believe I was dealing with PNC bank and they was giving me a hard time with my payments so I left them alone when dealing with a loan nevertheless everytime i made a payment they wasn't applying it right away. However, as you can see i do pay my bills on time and I hope this doesn't effect me. As for what I want too pay off with this loan is three (3) bills that total about $6000 but if I can get $7000 that would be great if you hasve any other questions feel free to contact me by phone as well 201-388-6595 or 201-536-0322 thank you again

Member Payment Dependent Notes Series 584992

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584992	$2,500	$2,500	14.35%	1.00%	September 27, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584992. Member loan 584992 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Department of the Army	Debt-to-income ratio:	22.64%
Length of employment:	5 years	Location:	El Paso, TX

Home town:
Current & past employers:	Department of the Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	69
Revolving Credit Balance:	$12,301.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you moving across town or across country? Why isn't the Army picking up the tab on your relocation? Art	Art, I am relocating from El Paso, TX to San Antonio, TX. I am a full time Department of the Army Civilian. Most of the time the Army does not relocate there Civilian employees. =(
Hi: What's your position with the Army? Where are you moving, and will this affect your employment? What is the delinquency shown from almost 6 years ago?	zkshrmn, I am a full time Department of the Army Civilian employee, I work in the Information Technology field for the Army. I am relocating from El Paso, TX to San Antonio, TX where I have accepted a position with a newly formed organization with more growth and promotion potential and am ready to leave El Paso, TX and the high desert after living and working for the past five years here. I am ready for more green grass and trees. =) The delinquency is probably a late credit card payment.

Member Payment Dependent Notes Series 584994

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584994	$10,000	$10,000	15.95%	1.00%	September 27, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584994. Member loan 584994 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	usda	Debt-to-income ratio:	24.65%
Length of employment:	10+ years	Location:	flowery branch, GA

Home town:
Current & past employers:	usda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > use to open a organic meat sandwich shop,reliable worker, steady employment as goverment federal inspectorfor 19 yrs. car payment $400,house payment $1200, total credit card payments $800

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,470.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer USDA? a-n-d GS/WG Pay Grade? (2) Transunion Credit Report shows $42,470 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here.I am a supervisory public health veterinarian ,in pay grade AP 04($93400). There is line of credit involved($571.00/mth) total of $1300/month in credit card payment.With the anticipated cash flow from organic meat sandwich shop of 300 sandwiches/day equalling $2100/dy. I expect to pay off loan in 5 years or less.
Will you be quitting your government job to start the business? If the business does poorly will you be able pay the loan back?	No, I will not quit my government job.If business does poorly,I can pay off the loan with retirement funds. I do not anticipate this organic meat sandwich shop doing poorly, as the survey I conducted, indicates customers are wanting to find organic meats to buy for their families for consumption..
You are showing $42,000 in revolving debt, what is the makeup of this? (accounts, amounts, interest rates) Where will you put your sandwich shop? Flowery Branch looks like a very small town that would not have that many customers.	Type your answer here.The location will be either in Suwanee- Peachtree industrial Bvld or Exit rt 400 Forysth County. Both locations are in an area where educated high income earners reside. decision. Make up of debt already given out
I support the green revolution which includes business ventures that create less impact on the environment. I will be supporting your loan. You will do very well. The public is getting tired of eating less than desireable meat products. I wish you the best of luck.	Type your answer here.Thank you for your kind support. Please encourage your other friends to support this venture. There needs to be the return of eating nutritously.

Member Payment Dependent Notes Series 585086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585086	$6,000	$6,000	17.93%	1.00%	September 27, 2010	October 5, 2015	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585086. Member loan 585086 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	RTD	Debt-to-income ratio:	23.16%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	RTD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I will be using most of the funds to pay off the balance of a retail card that I used to purchase my fiance's ring. Doing this will lower my interest rate and monthy payment amount. It will also save me from paying the interest that I have saved during a 6 month 0% introductory period that will run out soon. A small amount of the monely will also go toward a few small repairs around my house. If you have any questions at all please ask. I'm a great borrower and I have never been delinquint on any of my accounts. Not even one day late!

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,530.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club (support@lendingclub.com) and send them your income verification documents (pay-stub, etc.). After verification, I will be happy to contribute! Thanks!	Will do as soon as I can. Thanks!

Member Payment Dependent Notes Series 585156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585156	$4,000	$4,000	7.88%	1.00%	September 24, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585156. Member loan 585156 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	Torgo Management	Debt-to-income ratio:	16.50%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Torgo Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > This will help me and my fiance fund our wedding expenses coming in the next couple months. i am a very good borrower. i make my payments on time and I have a great credit rating.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,150.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585173	$9,950	$9,950	7.88%	1.00%	September 28, 2010	October 5, 2013	October 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585173. Member loan 585173 was requested on September 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Bloom Energy	Debt-to-income ratio:	4.79%
Length of employment:	4 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Bloom Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/21/10 > Hi- I'm a business savvy indivdual. I am involved in a number of exciting business operations. Some of my clients have requested that I get key-man insurance. Ok. No Problem. Here we are. My W2 job is stable (and growing, actually) I've been there 4+ years and have worked consistently in the manufacturing/ engineering sector every year for the past 15+ years. Thanks for your consderation. Happy profits! Warm Regards, -Will

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,089.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585215	$2,000	$2,000	11.12%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585215. Member loan 585215 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Lake Charles Memorial Hospital	Debt-to-income ratio:	16.93%
Length of employment:	3 years	Location:	Jennings, LA

Home town:
Current & past employers:	Lake Charles Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I need to have some permanent caps put on some of my teeth that my insurance plan doesn't entirely cover

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$8,993.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 585256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585256	$3,600	$3,600	7.88%	1.00%	September 27, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585256. Member loan 585256 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,975 / month
Current employer:	SVB Financial Group	Debt-to-income ratio:	22.55%
Length of employment:	2 years	Location:	Fremont, CA

Home town:
Current & past employers:	SVB Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I recently bought a Lenovo laptop and various programming language books with the intention on teaching myself coding. I also purchased a current version of Windows Office Premium and Visual Studio. This loan will refinance those purchases.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,984.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585277	$5,000	$5,000	13.23%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585277. Member loan 585277 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Summit Mortgage Corp.	Debt-to-income ratio:	11.17%
Length of employment:	4 years	Location:	Golden Valley, MN

Home town:
Current & past employers:	Summit Mortgage Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,404.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Could you please address a delinquency from a year and a half? Thanks and good luck!	I didn't even realize that I had a late payment, until I just checked my credit report. Thinking back, I always drop off 2 payments at a time to my credit union because of the inconvenient location to my home, and I must have forgotten that it had been 2 months that month.

Member Payment Dependent Notes Series 585315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585315	$3,200	$3,200	13.23%	1.00%	September 27, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585315. Member loan 585315 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	T.Rowe Price	Debt-to-income ratio:	22.06%
Length of employment:	2 years	Location:	Odenton, MD

Home town:
Current & past employers:	T.Rowe Price
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I plan on using the funds to finish paying off the balances for my wedding in 10/23. My job is very stable and after the wedding I plan on getting a part time job to pay at least half of this debt off before January. I already have interviews with two companies for part-time work during the holidays.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,118.00	Public Records On File:	1
Revolving Line Utilization:	64.20%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your public record on file, 58 months ago. Maybe bankruptcy? If so, what was outcome?	It wasn't a bankruptcy, it was a judgment for a Bally's membership that I signed up one of my family members. Unfortunately, that family member didn't pay the membership and that was the fee for breaking the contract. I tried to get the family member to pay it, but they didn't. It ended in court with the judgment, I paid it and the judgment is satisfied.

Member Payment Dependent Notes Series 585336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585336	$5,325	$5,325	7.88%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585336. Member loan 585336 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	State of Massachusetts	Debt-to-income ratio:	15.11%
Length of employment:	10+ years	Location:	Everett, MA

Home town:
Current & past employers:	State of Massachusetts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have been employed for 11 + years in a stable union career position with great senority. I am a home owner and plan on using this loan to consolidate a small debt.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,438.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585340	$3,000	$3,000	13.61%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585340. Member loan 585340 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	dennys restaurant	Debt-to-income ratio:	6.92%
Length of employment:	4 years	Location:	Everett, PA

Home town:
Current & past employers:	dennys restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,311.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 585341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585341	$6,000	$6,000	13.23%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585341. Member loan 585341 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Enloe Medical Center	Debt-to-income ratio:	14.05%
Length of employment:	< 1 year	Location:	Orland, CA

Home town:
Current & past employers:	Enloe Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,437.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What specifically, do you plan to do with this loan?	I plan to use it for car repair & gas to go back and forth to the adult education center, and also pay for the items we need such as clothing.

Member Payment Dependent Notes Series 585347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585347	$3,600	$3,600	14.84%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585347. Member loan 585347 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,338 / month
Current employer:	KMVT Community Television	Debt-to-income ratio:	16.99%
Length of employment:	3 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	KMVT Community Television
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I had a baby a year ago and would like to pay off the bill at a lower rate per month. Our medical provider is not willing to work with us. Borrower added on 09/22/10 > My husband and I had our first child a year ago. We still have a few medical bills left. I applied for this loan because I would like a lower payment monthly. Our medical group is not will to work with us to lower the payments they want a month. I am hoping to completely pay them off in a lump sum and have a lower payment to another individual.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,330.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585349	$5,000	$5,000	14.84%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585349. Member loan 585349 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	SOS Staffing	Debt-to-income ratio:	21.60%
Length of employment:	< 1 year	Location:	SALT LAKE CITY, UT

Home town:
Current & past employers:	SOS Staffing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > This loan will be used to pay off two credit card balances and to refinance a vehicle. The credit card rates will be adjusting up before the end of the year so I want to lock in a fixed rate. The auto loan is currently in both mine and my ex-spouses name and needs to be refinanced so I can eliminate this liability. The loan amount is greater than the value of the vehicle so the funds from this debt consolidation loan will cover the discrepancy. Though my credit history is relatively short, I have never had any late payments or collections. I graduated May 2010 from the University of Utah with a B.S.; I worked throughout my college career and funded my own education almost entirely, relying minimally on student loans. After a three month job search, I am excited to have an administrative position with a property management company in Park City, UT. In addition, I am continuing to work weekends catering to rebuild after being unemployed. I appreciate your help funding this loan, feel free to contact me with any further questions.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,825.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in helping you fund this loan, however I like to know how secure you are in your job and explain what you do at SOS Staffing? FYI - most investors preferred borrowers whose status is approved, therefore call Lending Club and get your status change by providing the information that they need.	I am currently working at Raintree Vacation Club as an administrative assistant. Their budget which had been approved for the quarter only had funds allocated for temporary employees. My manager asked that I go through SOS for the first few weeks of my employment with the understanding that I would be hired on directly. I was informed yesterday that I would be put on Raintree's payroll in early October. The position is long-term with many advancement oportunities. I am confident with my education and training in the customer service industry that I will be with RVC for many years to come.

Member Payment Dependent Notes Series 585373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585373	$2,000	$2,000	11.49%	1.00%	September 27, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585373. Member loan 585373 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Kings Borough Community College	Debt-to-income ratio:	2.50%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Kings Borough Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I,m a student at kingsborough Community College and a student aide working to continue my education to become Mental Health Councelor. I would like to move and relocate in to own apartment. Also my credit score is 764. Borrower added on 09/23/10 > I'm a student aide and a student, looking to get moving in to a studio apartment. I'm Majoring im Mental health/Domestic Violence. Credit score is 764

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$310.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where will you be moving to? What is your job title at the college?	I'm a student aide at the school. i'm also a student.
can you explain how you will afford paying this loan off? Your account says you make 800/month and rent in NY... Thanks!	I figured out my expences and my boyfriend will be moveing with me. he will be shareing expences.

Member Payment Dependent Notes Series 585403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585403	$4,500	$4,500	7.88%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585403. Member loan 585403 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Southern Arizona AIDS Foundation	Debt-to-income ratio:	16.51%
Length of employment:	2 years	Location:	Tucson, AZ

Home town:
Current & past employers:	Southern Arizona AIDS Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	60
Revolving Credit Balance:	$9,919.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585408	$12,000	$12,000	13.61%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585408. Member loan 585408 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	cisco	Debt-to-income ratio:	15.93%
Length of employment:	3 years	Location:	belmont, MA

Home town:
Current & past employers:	cisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Using the money to payoff high interest Reserve Line with bank and getting a cheap car rather than to keep paying my luxury car

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,061.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. rent $900, car + insurance $700, utilities $225, food $350 2. $6K with 24.9% APR 3. Yes

Member Payment Dependent Notes Series 585419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585419	$6,000	$6,000	13.23%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585419. Member loan 585419 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,464 / month
Current employer:	6th Judicial District Attorney's Office	Debt-to-income ratio:	3.98%
Length of employment:	6 years	Location:	Durango, CO

Home town:
Current & past employers:	6th Judicial District Attorney's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,924.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585453	$15,000	$15,000	16.32%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585453. Member loan 585453 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Battelle Memorial Institute	Debt-to-income ratio:	11.94%
Length of employment:	10+ years	Location:	Reynoldsburg, OH

Home town:
Current & past employers:	Battelle Memorial Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I haven't been late on a payment in 10 years.I need to consolidate credit cards and my sons orthodontic bill to make monthly payments easier to get them paid off quicker and with less interest.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,747.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BMI and what do you do there?	BMI is Battelle Memorial Institute. It is the largest, private, not for profit research and development organization in the world. www.battelle.org I procure goods and services and manage a multimillion dollar inventory for two large programs.

Member Payment Dependent Notes Series 585462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585462	$1,000	$1,000	13.98%	1.00%	September 24, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585462. Member loan 585462 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	SDI Media	Debt-to-income ratio:	13.29%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	SDI Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I've deliberately made the loan amount modest, and at terms I'm certain to meet. Low-risk for all parties. Thanks.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,490.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585521	$3,000	$3,000	17.19%	1.00%	September 27, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585521. Member loan 585521 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	South Nassau Communities Hospital	Debt-to-income ratio:	16.05%
Length of employment:	2 years	Location:	Uniondale, NY

Home town:
Current & past employers:	South Nassau Communities Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,280.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You had a delinquency 11 mo. ago. Explanation?	I was laid off from work and it was a rough time, I am working full time now.
What is the purpose of this loan?	The purpose of this loan is for an unexpected expense.
How will you pass of this loan?	I will make my monthly payments on time.
What do you do at South Nassau Communities Hospital and where did you work prior to that?	I work as a Unit Clerk in the Emergency Room, I am in school now to be a Respiratory Therapist. (started this month) I worked as an Asst. Manager for an agency called A.H.R.C. I worked with people with disabilities.
"unexpected expense" is excessively mysterious. Can you explain the purpose of this loan.	i am helping my cousin purchase a new tranny for his car and I had a medical bill.
What was your position from which you were previously laid off?	Assistant Manager for an agency called A.H.R.C.
Why doesn't your cousin apply for a loan him/herself for the tranny?	I believe he has, with his bank.

Member Payment Dependent Notes Series 585542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585542	$10,000	$10,000	14.72%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585542. Member loan 585542 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Pratt n Whitney	Debt-to-income ratio:	17.04%
Length of employment:	3 years	Location:	mount clare, WV

Home town:
Current & past employers:	Pratt n Whitney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,864.00	Public Records On File:	1
Revolving Line Utilization:	94.90%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with Pratt n Whitney	Lead Technician Customer Support / Technical Services
What was the cause of the public record from 7.5 years ago?	Job loss coupled with medical expensise and prdatory loan practices from Home loan.
What are your debts along w APRs? Please explain your public record on file. thanks!	One car loan. Job loss coupled with medical expensise and prdatory loan practices from Home loan.

Member Payment Dependent Notes Series 585568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585568	$8,000	$8,000	16.32%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585568. Member loan 585568 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	WIPRO LTD	Debt-to-income ratio:	7.48%
Length of employment:	7 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	WIPRO LTD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > This is like personnel loan . I am going to use this for my debt consolidation.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,842.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for?	$7000 will be used to pay off my high intrest rate credit card bills. $ 1000 will be used to purchase laptop computer.
What is WIPRO and what do you do there?	Wipro Technologies is Software Services company listed in NASDAQ. I work as Software Engineer.
In YEARS, how long do you intend to service (keep active) this loan before payoff?	Hi USMC, This loan is for 36 months. I may close this loan before that as soon as i get the funds. Thanks Veera.

Member Payment Dependent Notes Series 585572

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585572	$2,500	$2,500	17.56%	1.00%	September 28, 2010	October 6, 2015	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585572. Member loan 585572 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Southwestern Bell	Debt-to-income ratio:	11.11%
Length of employment:	4 years	Location:	Crowley, TX

Home town:
Current & past employers:	Southwestern Bell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$292.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	Type your answer here.To consolidate due to my wife being laid off work
Do you have a stable job?	Type your answer here.yes been on current job since 12/15/06

Member Payment Dependent Notes Series 585604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585604	$2,000	$2,000	14.72%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585604. Member loan 585604 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	n/a	Debt-to-income ratio:	19.51%
Length of employment:	n/a	Location:	Kansas City, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$135,478.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 585629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585629	$1,200	$1,200	13.61%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585629. Member loan 585629 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	U.S. POSTAL SERVICE	Debt-to-income ratio:	18.18%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	U.S. POSTAL SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I'm going to pay off some credit cards.I want my payments to be electronically deducted from my checking account. I bring home about $2,000 a month.I've been at my job for +28 yrs.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$11,623.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the U.S. POSTAL SERVICE?	I'm a window clerk. I sell stamps, money orders,etc. I put postage on letters,packages, large envelopes, etc.

Member Payment Dependent Notes Series 585752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585752	$8,000	$8,000	7.14%	1.00%	September 28, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585752. Member loan 585752 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,958 / month
Current employer:	Sharp HealthCare	Debt-to-income ratio:	15.41%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Sharp HealthCare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,426.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sharp HealthCare and where did you work before that?	I work as a neuropsychologist at Sharp and before that worked in various settings for graduate school and post-doctoral training.
What is this loan being used for specifically	I'm opening up a private practice in neuropsychology and need the money to buy testing equipment.

Member Payment Dependent Notes Series 585755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585755	$5,000	$5,000	7.88%	1.00%	September 27, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585755. Member loan 585755 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Howell Police	Debt-to-income ratio:	16.61%
Length of employment:	10+ years	Location:	Lanoka Harbor, NJ

Home town:
Current & past employers:	Howell Police
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,771.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Has your income been verified?	Type your answer here.Lending Club Credit team has not contacted me requesting additional documentation to verify income. If they do I will provide this info immediately. I have been at the same job 10 years income verification will not be problem.

Member Payment Dependent Notes Series 585771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585771	$3,000	$3,000	14.35%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585771. Member loan 585771 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,640 / month
Current employer:	Bureau Of Land Management	Debt-to-income ratio:	13.65%
Length of employment:	10+ years	Location:	Miles City, MT

Home town:
Current & past employers:	Bureau Of Land Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,257.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Bureau Of Land Management?	I am a Petroleum Engineering Technician for the Minerals Division.

Member Payment Dependent Notes Series 585795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585795	$4,500	$4,500	14.84%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585795. Member loan 585795 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	12.44%
Length of employment:	2 years	Location:	Rock Hill, SC

Home town:
Current & past employers:	Microsoft Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > Hi, This loan is requested to help fund an upgrade to my daily commute vehicle. I plan to purchase a 2006 Honda CBR 1000RR to replace my 1999 Honda CBR 900RR. The reason I am asking for a loan for this is because motorcycle dealerships do not currently carry the motorcycle that I desire, and bank rates for loans aren't much better than what I can attain here. I make great money, and the monthly payment will be quite easy for me. I realize that I could wait a year and pay cash for this motorcycle, but I need the upgrade now due to mechanical issues with my current motorcycle. This is not my first loan experience with Lending Club. My wife and I took at loan out in May of 2009 which was fully funded and has since been paid in full. Thanks! Borrower added on 09/22/10 > Hi, I plan to use these funds for an upgrade to my daily commuter. My current motorcycle is having some mechanical issues. I have a great job which is very stable and I make great money. The payment for this loan will be very easy on my budget and will allow me to easily upgrade my daily driver without the need to invest in an older vehicle or go without a vehicle. Yes, I have a car, but the motorcycle saves a lot of money on gas. :) My wife and I have borrowed with Lending Club before. Our loan was funded in full a year and a half ago, and it has been paid in full. No late payments at all. Auto-debit was used and is also the plan for this loan. Thank you! Adam

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,930.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Microsoft and where did you work prior to that?	I am a Sr. Escalation Engineer for Microsoft. Before Microsoft, I was a consultant for an IT staff augmentation company in Ohio.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations and please highlight the debt that is going to be adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including health-insurance payments & if any tax liens, alimony & child-care expenses? 3.) How is your driving record with motorcycle - whynot go for a car ? Tx	1. I have 0 credit card debt. My only payments are mortgage, car, and student loans. I am not comfortable listing my balance and payment information here. 2. I am not comfortable listing my take home pay here. Household expenses are negligible (internet, satellite, electric, water, food). < $1000/month. I do not pay for health ins. (Microsoft). I have no children. 3. I have never had an accident. I have one speeding ticket in the last 5 years. How is this information relevant? I have a car. I choose to ride, and I choose to be just a bit green. Motorcycle gas is $8/week!

Member Payment Dependent Notes Series 585801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585801	$4,000	$4,000	7.51%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585801. Member loan 585801 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,600 / month
Current employer:	Round Table Pizza	Debt-to-income ratio:	1.63%
Length of employment:	5 years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Round Table Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > My job is very stable at Round Table Pizza. I have been working there for five years and I get plenty of hours. I plan to use this loan on a motorcycle because I enjoy riding. I live with my parents I and attend California State University of Pomona. Living with my parents allows me to be a good borrower because I don't have to pay rent. The motorcycle will be my transportation to and from school and I will be graduating with a degree in Hospitality in March.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$465.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Round Table Pizza?	I have been working at Round Table Pizza for a very long time so they have me do a variety of things, such as cook, server, cashier, and supervisor.

Member Payment Dependent Notes Series 585825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585825	$2,800	$2,800	15.21%	1.00%	September 24, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585825. Member loan 585825 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Petco	Debt-to-income ratio:	1.57%
Length of employment:	3 years	Location:	Montclair, NJ

Home town:
Current & past employers:	Petco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/22/10 > I have recently ran into a lot of trouble with my car. I have to borrow this money so that I can pay for the repairs. If I do not receive this money I won't have any way of getting around and will subsequently loose my job. I will be able to pay back the $100/month very easily. Borrower added on 09/23/10 > I also need my car so that I am able to get to school because I am also a college student studying to be a teacher in the future.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$656.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Petco?	I mostly work in the stock room and I help customers when necessary.

Member Payment Dependent Notes Series 585836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585836	$8,000	$8,000	10.38%	1.00%	September 27, 2010	October 6, 2013	October 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585836. Member loan 585836 was requested on September 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Richemont	Debt-to-income ratio:	2.80%
Length of employment:	10+ years	Location:	Beverly Hills, CA

Home town:
Current & past employers:	Richemont
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Pay off credit card debt ,

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	71
Revolving Credit Balance:	$5,052.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 585895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585895	$4,000	$4,000	7.14%	1.00%	September 27, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585895. Member loan 585895 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,433 / month
Current employer:	St. Jude Medical Neuromodulation Divisio	Debt-to-income ratio:	5.39%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	St. Jude Medical Neuromodulation Divisio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,898.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585909

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585909	$7,000	$7,000	7.14%	1.00%	September 28, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585909. Member loan 585909 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Empowerment Systems, Inc	Debt-to-income ratio:	10.61%
Length of employment:	2 years	Location:	Chandler, AZ

Home town:
Current & past employers:	Empowerment Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > I am hoping to have my credit cards payed off in less than a year so I can purchase a house. I have a great job that is very stable working in public health. I am worth lending to because I am very focused to get this debt payed off as fast as possible.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,601.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585911	$3,600	$3,600	7.14%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585911. Member loan 585911 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Willard City Schools	Debt-to-income ratio:	9.25%
Length of employment:	10+ years	Location:	Shelby, OH

Home town:
Current & past employers:	Willard City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I plan to use the money to help my son relocate to a new state for employment. I have an excellent credit history and have been employed with the Willard City Schools for 32 years as a teacher. I am a good borrower because I pay my bills on time and want to continue keeping a great credit score. Thank you for your consideration of this loan!

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,126.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a contract with the future employer? What state are you moving to?	I have been employed with the same employer for 32 years. The loan is to help my son, who is moving from Ohio to Florida to work with a painting company.

Member Payment Dependent Notes Series 585939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585939	$3,000	$3,000	15.95%	1.00%	September 24, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585939. Member loan 585939 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Endeca Technologies	Debt-to-income ratio:	8.41%
Length of employment:	2 years	Location:	McKinney, TX

Home town:
Current & past employers:	Endeca Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$9,323.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 586068

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586068	$5,000	$5,000	11.12%	1.00%	September 27, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586068. Member loan 586068 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	State of New Jersey	Debt-to-income ratio:	21.95%
Length of employment:	10+ years	Location:	Bordentown, NJ

Home town:
Current & past employers:	State of New Jersey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > A friend of mine is in trouble with a high interest loan (100%), He cannot secure a loan. He can make the payments on this loan. I have $500 in disposable Income per month. I am also married and my wife make $35000.year...Please help us out!!! Borrower added on 09/23/10 > If my friend is somehow unable to pay, I will pay off this loan for him out of my disposable income. However he is now paying $200 a week on the existing loan. The problem is, this is omly paying interest!!!! Your assitance is appreciated Help us to help him get out of this mess. Your investment is secure!!!! Borrower added on 09/23/10 > In addition, I and my daughter already have $2000 each invested towards paying off this loan. I trust this person!!!! Borrower added on 09/23/10 > Thank you all!!!! Borrower added on 09/24/10 > In order for this to be truly effective, the loan must be fully funded!!! I appreciate your consideration!!!

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,269.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of New Jersey?	I am a Contract Administrator 1 with 32 years of service. I write contracts for grants and the procurement of services for the Department of Environmental Protection.
Have you considered contacting law enforcement or bank regulators about your friend's loan? 100% is considered usury and is illegal in NJ (and most other states for that matter). You seem stable so I'm interested in funding your loan, but I'm concerned about the description.	Yeah, it's a loan shark....long story, but my friend was desperate

Member Payment Dependent Notes Series 586126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586126	$1,700	$1,700	14.72%	1.00%	September 28, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586126. Member loan 586126 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Carey International	Debt-to-income ratio:	16.88%
Length of employment:	2 years	Location:	Hagerstown, MD

Home town:
Current & past employers:	Carey International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > Two months rent and concession

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,786.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586207

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586207	$5,500	$5,500	11.86%	1.00%	September 28, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586207. Member loan 586207 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	all pro industries	Debt-to-income ratio:	5.32%
Length of employment:	2 years	Location:	white sands missle range, NM

Home town:
Current & past employers:	all pro industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,404.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 586235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586235	$12,000	$12,000	7.88%	1.00%	September 28, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586235. Member loan 586235 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	IdentityStream	Debt-to-income ratio:	3.01%
Length of employment:	1 year	Location:	Roswell, GA

Home town:
Current & past employers:	IdentityStream
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > This loan will help fund my wedding scheduled for May 14th of 2011 and the subsequent honeymoon. I am also a Lending Club lender and as such, will try to answer the questions I see asked most often in listings. However, if I have miss anything, ask away and I'll do my best to answer. Employment ========== I am a software engineer for a privately funded startup company. The company has been in existence for right at 2 years and I have been with them for 1.5. We integrate biometric solutions with banking software. Our investor is founder and chairman of one of the most widely used core banking systems in the world, which gives us a unique advantage as a startup. I will be traveling to Africa in October to install our second client. We also have 5 more signed contracts awaiting installation over the next 2 years. Home Equity =========== I refinanced my house earlier this year in order to convert it from a 7/1 ARM to a fixed 30-year and reduce the rate. The appraisal came in at $220,000.00 during the refinance while Zillow estimates the property at $213,000.00. I currently owe $175,000.00 on the house and there is no second mortgage or HELOC associated with the house, only the first mortgage. When refinancing, I made a large payment at closing in order to reduce the amount owed to just under 80%, thus avoiding PMI. However, this payment wiped out most of the savings that would have been used to finance the wedding. Debts ===== I do have two credit cards whose balances have risen recently due to some of the initial wedding expenses. They are both American Express cards. One is at $3400 while the other is at $2500. The rates on these two cards are both at 13.24%. The first $5900 from this loan will go directly to paying off these two cards. Budgeting ========= I follow a 60 / 10 / 10 / 10 / 10 budgeting scheme and use Mint to manage my finances. 10% to retirement, 10% to long term savings, 10% to short term savings, 10% to fun, and the rest, 60%, to cost of living (mortgage, lending club loan payment, bills, clothes, gas, etc.). Each of the first three 10% amounts are auto-drafted on pay day. This leaves my budget roughly as outlined below: $4820 : Net Monthly Income -------------- 10 + 10 + 10 + 10 -------------- $500 : Retirement $500 : Long Term Savings $500 : Short Term Savings $500 : Fun ---------------------- 60 --------------------- $1250 : Mortgage $130 : Mobile Phone (Family Plan) $100 : Power (average over last 3 bills) $30 : Gas (rounded average over last 3 bills) $22 : Garbage (rounded average over last 3 bills) $36 : Lawn $16 : Water (rounded average over last 3 bills) $400 : Groceries (rounded average over last 3 months) ===================================================== $836 The 60% can obviously fluctuate, but with the savings already factored in, there should be plenty of wiggle room. In addition, I have not adjusted my tax withdrawals, which left me with a more than $3000 return this past year. I intend on reducing my withholdings, which would increase my montly income beyond what is listed here. Intentions ========== The three year term on this loan is seen as a worst case to me. I plan, and hope, to have the loan paid off in 2 - 2.5 years.

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,114.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. But not many b/c you answered a lot already. Can you explain the delinquency 38 months ago? What is your combined income? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Thx and congrats!	I believe the delinquency was from when Wachovia stopped using a third party to process their credit cards and brought them in-house. I agreed to open a credit card directly with Wachovia when they made this transition. However, when the bill came in, I mistook the credit card bill for my checking account statement and set it aside to be filed and didn't realize my mistake until the next month's bill came in. An organizational error. Nowadays, all of my credit card bills and utilities are handled electronically so that I don't make that type of mistake again. Our combined income will be $133k gross, but my fiance does have her own apartment. The lease will not be up until next July and we don't intend on breaking that lease. I have more savings accounts than is probably necessary, but it helps me to organize things. I suppose I should have started a wedding savings account a long time ago. Here are their balances and descriptions: $1605.84 : Retirement $1609.19 : Long Term Savings $1053.68 : Short Term Savings $200.00 : Travel $100.00 : Technology The savings retirement account is more of a staging area before it gets moved to the mutual fund I'm currently focused on. I just prefer to get things out of the checking account and allocated as quickly as possible. My retirement contribution is at $3250 out of the maximum $5000 for the year, so that $1609.19 will be moved before taxes are due. As for investments, I have a handful of Roth IRAs for retirement, which I've combined into just one total here. Then the Lending Club account and one other non-retirement mutual fund whose login information I can't seem to locate at the moment. The amount listed here is approximate based on what I remember it being the last time I checked. $29,731.01 : Retirement $1830.48 : Lending Club $3000 : Merrill Lynch Fund Let me know if you have any further questions.
I'd be happy to help. Good Luck!	Much appreciated!

Member Payment Dependent Notes Series 586287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586287	$5,500	$5,500	11.49%	1.00%	September 28, 2010	October 7, 2013	October 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586287. Member loan 586287 was requested on September 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	United Airlines	Debt-to-income ratio:	18.97%
Length of employment:	10+ years	Location:	Chandler, AZ

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,441.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I passed by this loan because there was no description. But I decided to return and suggest that you add a description to help you fund faster. It would be very helpful to include your budget, the cc card debt totals, percentages, and monthly payments. Lenders need more information for decision-making. Should you do so I will consider your listing. Hope it goes well for you.	Type your answer here.Was waiting for you do to a debit memo to my checking account, cause your systm was waiting for the amount that you were going to put in, it said that it may take 2-3 days before i see anything. Nothing yet. looking to pay of some cc that is about 100 a piece.

Member Payment Dependent Notes Series 586401

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586401	$5,000	$5,000	7.51%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586401. Member loan 586401 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,188 / month
Current employer:	Whittmanhart	Debt-to-income ratio:	7.12%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Whittmanhart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,992.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Whittmanhart and where did you work prior to that?	At Whittmanhart, a digital advertising agency, I am an Assistant Account Executive so I handle client interactions. Prior to my job here, I was employed at The Leukemia & Lymphoma Society in Washington DC. I was the Marketing Coordinator there.

Member Payment Dependent Notes Series 586434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586434	$3,000	$3,000	11.12%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586434. Member loan 586434 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Ahold Information Services	Debt-to-income ratio:	19.73%
Length of employment:	2 years	Location:	SUWANEE, GA

Home town:
Current & past employers:	Ahold Information Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I had foreclosed my house in 2007 and I am still paying for the line of credit. I have not had any deliquencies since 2007 and I have a very well paid job. I have an emegency expense that occured now but I have no problem paying for this loan.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$50,434.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ahold Information Services and where did you work prior to that?	I am working on a Oracle Retail Application implementation project. I provide functional and technical expertise to implement ERP solution to large retail chains. Prior to work at Ahold Information services, I have been an independent consultant for over 10 years.
What led to the foreclosure and will those circumstances or your current emergency affect your ability to repay this loan?	The foreclose was due to the difficult find suitable contracts as an independent contractors and the house was around $400,000 which was difficust to keep. Now the house is gone and I only have a small rent to pay and I have very well paying fulltime job. This condition should not occur again. The emergency funding is to cover cost of educational tours for the next summer.

Member Payment Dependent Notes Series 586440

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586440	$6,400	$6,400	13.23%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586440. Member loan 586440 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,792 / month
Current employer:	American Diabetes Association	Debt-to-income ratio:	13.30%
Length of employment:	2 years	Location:	vienna, VA

Home town:
Current & past employers:	American Diabetes Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > I have a couple of High interest credit cards that I want to pay off. I am not under water and do not miss payments on these credit cards, I would just like to manage my finances better and consolidate these credit cards. Borrower added on 09/24/10 > I would like to use this loan to consolidate some higher interest credit cards. This will enable me to pay off these cards at a faster pace so that I can move on to live a debt free life. I always pay my bills on time and have a very good payment history. I am currently employed with a large non profit corporation in a financial manager roll. My job is very secure as I am essential personnel to the management and support of the company.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,379.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 586557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586557	$4,000	$4,000	13.98%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586557. Member loan 586557 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	seafarers international union	Debt-to-income ratio:	5.24%
Length of employment:	10+ years	Location:	Mohave Valley, AZ

Home town:
Current & past employers:	seafarers international union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	80
Revolving Credit Balance:	$324.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with seafarers international union?	Type your answer here.I'm a supervisor who runs a gang of five taking care of all the maintance on board we also steer,dock and undock the ship, make sure cargo is lash down and secured, or put in it's proper place on some ships.
What are the repairs?	Type your answer here.The repairs are for my vehicle which needs a complete brake job and paint job plus some work around the lot being tree triming and the well needs flushing out also a termite spraying
Where is the boat on which you work located?	Type your answer here.unable to answer that question as the union will place me on a boat that needs my rating for a period of 2 to 4 months or if a permanment position is avaiable will be 4 months on and two months off

Member Payment Dependent Notes Series 586562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586562	$6,250	$6,250	13.23%	1.00%	September 28, 2010	October 8, 2015	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586562. Member loan 586562 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,438 / month
Current employer:	Baylor University	Debt-to-income ratio:	19.38%
Length of employment:	9 years	Location:	Lorena, TX

Home town:
Current & past employers:	Baylor University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	79
Revolving Credit Balance:	$15,091.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Baylor University?	In the last 1.5 years, Director of Emergency Management - I'm responsible for the overall management of the University's emergency management and preparedness functions, including development and maintenance of its emergency management and recovery plan. Prior to that position I was the Fire Marshal and Occupational Safety Specialist.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Chase $8,405 - 13% (Partly Paid Off with loan) Discover $5,486 - 17%(All Paid Off with loan) Auto 1 - $35,271 - 7% Auto 2 (husband's) - $32,502 - 3.99% Mortgage - $147,000 - 4.69 Student Loans (3 combinesd) $42,000 - 3.99% to 6.5%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$146,214 is the current balance (no HELOC) of the mortgage and the current market value is approximately $163,000.
Hello, Credit report shows a delinquency approximately 78 years ago. It's a long time ago, but could you please briefly explain the circumstances causing this delinquency? Thanks!	Certianly. My husband lost his job ans was unemployeed for about 6 months. During that time he did a couple of random things for his family & friends to try to earn money.
How much is your mortgage payment, and value of your house?	Mortgage payment is $1,116.

Member Payment Dependent Notes Series 586570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586570	$5,200	$5,200	10.75%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586570. Member loan 586570 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Firstborn	Debt-to-income ratio:	10.20%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Firstborn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/24/10 > My business partner and I are splitting the start up costs to get our business idea off the ground. While I do work full time, this small business will be in addition to the work I'm doing. Once started I hope to have a dual income from both jobs. Thanks for taking time to consider my application!

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,946.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Firstborn and what do you do there?	Hello, Firstborn is a top interactive advertising agency. I'm the head of the video department as a producer and director. Let me know if you have any other questions! Will
What is the nature of the business you are planning?	We're developing a website that will make it easier for people to make resumes.
Hello, Have you given Lending Club income verification information to have your income verified? If not, please contact Lending Club with this information. Do you plan on paying this loan off sooner than 36 months? Thank you!	Hello, Yes, I've given LC income verification information. Yes, I intend on paying off the loan as soon as possible. The 36 month option works for my monthly budget at the given time, but will look to increase these payments to have the loan paid off quickly. Let me know if you have anymore questions, thanks! Will

Member Payment Dependent Notes Series 586695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586695	$7,600	$7,600	11.86%	1.00%	September 28, 2010	October 8, 2013	October 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586695. Member loan 586695 was requested on September 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	MD On Call, PA	Debt-to-income ratio:	12.80%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	MD On Call, PA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Consolidating higher interest rate credit cards into lower rate single monthly payment.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,195.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 586951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586951	$6,000	$6,000	7.51%	1.00%	September 28, 2010	October 9, 2013	October 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586951. Member loan 586951 was requested on September 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Seahawk drilling	Debt-to-income ratio:	13.43%
Length of employment:	4 years	Location:	FRANKLIN, LA

Home town:
Current & past employers:	Seahawk drilling
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,990.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Seahawk drilling?	I am a Floor hand on the drilling rig, also refered to as a roughneck. Working for the Driller with all of the drilling process.
Could you please describe what you intend to use the loan for? Art	I intend to use this personnal loan for an investment on a piece of property.
Hi. What will this loan be used for? Thanks.	I intend on using this personnal loan for an investment on a piece of property.

Member Payment Dependent Notes Series 587328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587328	$5,000	$5,000	10.75%	1.00%	September 28, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587328. Member loan 587328 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Ruby Tuesday, Inc	Debt-to-income ratio:	9.86%
Length of employment:	3 years	Location:	Moore, SC

Home town:
Current & past employers:	Ruby Tuesday, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > My wife and I are committed to paying off all of our debt except the house within 3.5 years. We have been snowballing since January and are seeing progress. We budget my paycheck down to the penny and have put all efforts into our debt. We have cancelled all non essentials including cable tv and eating out. If I didn't need a cell phone for work, that would be gone too. This loan would pay off my highest card which is currently 19.99%. I have been in the restaurant business for over 20 years and have a very stable position as a General Manager with a large restaurant group. Please let me know if you have any questions.

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,848.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	orchard bank-balance $232.00 at 14.99% Ameriquest (HSBC) $4852.00-$3800 at 19.99% $1052 at 29%-THIS IS THE CARD I WILL PAY OFF WITH LENDING CLUB FIA (wachovia) $7380-8.74% Capital one $4500-$2400 at 5.99 and $2100 at 10.99 Silverton Bank $7200-13.99%
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Most of our credit card debt is from living expenses while attempting to be an entrepeneur. I don't have fancy cars, tv's etc to show for my debt. The one thing I have learned is how important a paycheck can be. In all my years of searching for the perfect job or business opportunity, I've really had it all along. It's called a paycheck and frugal living. We haven't used credit cards in over a year except in one or two instances where something needed to be ordered-but in all cases now, it is paid back immediately. My goal is to get down to one card. Slowly closing my cards as I pay them off.

Member Payment Dependent Notes Series 587395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587395	$10,000	$10,000	7.14%	1.00%	September 28, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587395. Member loan 587395 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Pitney Bowes	Debt-to-income ratio:	8.20%
Length of employment:	10+ years	Location:	Norwalk, CT

Home town:
Current & past employers:	Pitney Bowes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,671.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pitney Bowes?	Manager in the Legal Department
What does "my 401k payoff" mean?	I took a loan on my 401K and would like to pay off the balance
Hello. Your credit history indicates that you have a revolving credit balance of $18,671. How does this debt relate to your loan request? For example does this mean after receiving this loan you will owe $28,671? Wishing you well.	No, I will be using this loan to reduce the debt.

Member Payment Dependent Notes Series 587406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587406	$4,000	$4,000	13.61%	1.00%	September 28, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587406. Member loan 587406 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Lab Corp of America	Debt-to-income ratio:	12.33%
Length of employment:	1 year	Location:	Alhambra, CA

Home town:
Current & past employers:	Lab Corp of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/26/10 > I moved from San Diego to Los Angeles (back home with my parents) in August of 2008. Prior to finding my current job, I had to pay for the essentials with my credit card and accumulated a high balance with a high interest rate. Therefore, I am applying for this loan to save some money while I get out of debt. Borrower added on 09/27/10 > *Correction - August 2009

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	50
Revolving Credit Balance:	$2,844.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lab Corp of America and where did you work prior to that?	I process specimens from our clients (doctors throughout the country) in order to rule out malignant cancers from their patients. Prior to LabCorp, I was working @ Hertz Rental Car company after I graduated from college.

Member Payment Dependent Notes Series 587584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587584	$6,250	$6,250	6.76%	1.00%	September 28, 2010	October 10, 2013	October 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587584. Member loan 587584 was requested on September 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Tewksbury Twp Board Of Education	Debt-to-income ratio:	3.77%
Length of employment:	9 years	Location:	bangor, PA

Home town:
Current & past employers:	Tewksbury Twp Board Of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$547.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Tewksbury Twp Board Of Education?	Am a full time Health/PE teacher.
Hi. What will you buy with this loan money? Thanks.	Will be used to help repair an auto we need for which insurance did not cover the damage as well as for emergency funds.

Prospectus Supplement (Sales Report) No. 9 dated September 28, 2010